AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 20, 1995

                                                       REGISTRATION NO. 33-48777
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-6

                   ------------------------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                   ------------------------------------------

A. EXACT NAME OF TRUST:

                             DEFINED ASSET FUNDS--
                             CORPORATE INCOME FUND
                          INTERMEDIATE TERM SERIES--38
                           (A UNIT INVESTMENT TRUST)

B. NAMES OF DEPOSITORS:

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                               SMITH BARNEY INC.
                            PAINEWEBBER INCORPORATED
                       PRUDENTIAL SECURITIES INCORPORATED
                           DEAN WITTER REYNOLDS INC.

C. COMPLETE ADDRESSES OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:


 MERRILL LYNCH, PIERCE,
     FENNER & SMITH
      INCORPORATED
   DEFINED ASSET FUNDS
  POST OFFICE BOX 9051
     PRINCETON, N.J.
       08543-9051                                     SMITH BARNEY INC.
                                                        388 GREENWICH
                                                     STREET--23RD FLOOR
                                                     NEW YORK, NY 10013



PAINEWEBBER INCORPORATED   PRUDENTIAL SECURITIES  DEAN WITTER REYNOLDS INC.
   1285 AVENUE OF THE          INCORPORATED            TWO WORLD TRADE
        AMERICAS             ONE SEAPORT PLAZA       CENTER--59TH FLOOR
  NEW YORK, N.Y. 10019       199 WATER STREET       NEW YORK, N.Y. 10048
                           NEW YORK, N.Y. 10292


D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:


  TERESA KONCICK, ESQ.      LAURIE A. HESSLEIN        ROBERT E. HOLLEY
      P.O. BOX 9051          388 GREENWICH ST.        1200 HARBOR BLVD.
     PRINCETON, N.J.       NEW YORK, N.Y. 10013     WEEHAWKEN, N.J. 07087
       08543-9051

                                                         COPIES TO:
   LEE B. SPENCER, JR.      DOUGLAS LOWE, ESQ.     PIERRE DE SAINT PHALLE,
    ONE SEAPORT PLAZA    130 LIBERTY STREET--29TH           ESQ.
    199 WATER STREET               FLOOR            450 LEXINGTON AVENUE
  NEW YORK, N.Y. 10292     NEW YORK, N.Y. 10006     NEW YORK, N.Y. 10017


The issuer has registered an indefinite number of Units under the Securities Act of 1933 pursuant to Rule 24f-2 and filed the Rule 24f-2 Notice for the most recent fiscal year on February 17, 1995.

Check box if it is proposed that this filing will become effective on September 29, 1995 pursuant to paragraph (b) of Rule 485. / x /

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                   DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


CORPORATE                     This Defined Fund is a portfolio of preselected
INCOME FUND                   bonds formed to provide a high level of current
INTERMEDIATE TERM             income through investment in a fixed Portfolio of
SERIES--38                    intermediate-term corporate bonds. This income is
(A UNIT INVESTMENT            taxable to U.S. investors, but in the opinion of
TRUST)                        counsel is exempt from U.S. Federal income taxes,
------------------------------including withholding taxes, for many foreign
/ / DESIGNED FOR HIGH CURRENT investors. There is no assurance that this
      INCOME                  objective will be met because it is subject to the
/ / DEFINED PORTFOLIO OF      continuing ability of issuers of the bonds to meet
      CORPORATE BONDS         their principal and interest requirements.
/ / MONTHLY INCOME            Furthermore, the market value of the bonds, and
/ / TAX EXEMPT TO FOREIGN     therefore the value of the Units, will fluctuate
      INVESTORS               with changes in interest rates and other factors.
                              Minimum Purchase: One Unit



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               -------------------------------------------------
SPONSORS:                      PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
Merrill Lynch,                 UNLESS ACCOMPANIED BY CORPORATE INCOME FUND
Pierce, Fenner & Smith         PROSPECTUS PART B.
Incorporated                   INVESTORS SHOULD READ BOTH PARTS OF THIS
Smith Barney Inc.              PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
Prudential Securities          REFERENCE.
Incorporated                   INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Dean Witter Reynolds Inc.      1-800-323-1508.
PaineWebber Incorporated       PROSPECTUS PART A DATED SEPTEMBER 29, 1995.

--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $100 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited--a defined portfolio. Most defined bond funds pay interest monthly--defined income. The portfolio offers a convenient and simple way to invest-- simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defined Intermediate Term Series
----------------------------------------------------------------

Our defined portfolio of intermediate term corporate bonds offers you a simple and convenient way to earn a high level of current monthly income. And by purchasing Defined Asset Funds, you not only receive professional selection but also gain the advantage of reduced risk by investing in bonds of several different issuers.

INVESTMENT OBJECTIVE

To provide a high level of current income through investment in a fixed portfolio consisting primarily of intermediate-term corporate bonds.

DIVERSIFICATION

The Portfolio contains 12 bond issues. Spreading your investment among different issuers reduces your risk, but does not eliminate it. Because of maturities, sales or other dispositions of bonds, the size, composition and return of the Portfolio will change over time.
----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

PROFESSIONAL SELECTION AND SUPERVISION

The Portfolio contains a variety of bonds selected by experienced buyers and research analysts. The Fund is not actively managed; however, it is regularly reviewed and a bond can be sold if retaining it is considered detrimental to investors' interests.

TYPES OF BONDS

The Portfolio consists of bonds issued by 12 different corporate issuers.

                                                                     APPROXIMATE
     ISSUERS                                                PORTFOLIO PERCENTAGE

  / / Financial Institutions                        36%
PREMIUM AND DISCOUNT ISSUES

On the evaluation date, 100% of the bonds were valued at a premium over par (see Risk Factors in Part B).

BOND CALL FEATURES

It is possible that during periods of falling interest rates, a bond with a coupon higher than current market rates will be prepaid or 'called', at the option of the bond issuer, before its expected maturity. When bonds are initially callable, the price is usually at a premium to par which then declines to par over time. Bonds may also be subject to a mandatory sinking fund or have extraordinary redemption provisions. For example, if the bond's proceeds are not able to be used as intended the bond may be redeemed. This redemption and the sinking fund are often at par.

CALL PROTECTION

Many bonds are subject to optional refunding or call provisions. However, we selected bonds with call protection. This call protection means that any bond in the Portfolio generally cannot be called for a number of years after the initial date of deposit of the Fund (which was July 15, 1992) and thereafter at a declining premium over par.

TAX INFORMATION

In the opinion of special counsel to the Sponsors, each investor will be considered to have received the interest on his pro rata portion of each bond when interest on the bond is received by the Fund. This interest is taxable for U.S. investors but exempt from U.S. Federal income taxes, including withholding taxes, for many foreign investors. (See Taxes in Part B).

---------------------------------------------------------------
Defining Your Investment
---------------------------------------------------------------

PUBLIC OFFERING PRICE PER UNIT                     $1,101.22

The Public Offering Price as of June 30, 1995, the evaluation date, is based on the aggregate bid side value of the underlying bonds in the Fund ($15,370,740), divided by the number of units outstanding (14,654) plus a maximum sales charge of 4.75%. The Public Offering Price on any subsequent date will vary. An amount equal to net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying bonds are evaluated by an independent evaluator at 3:30 p.m. Eastern time on every business day.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into a separate portfolio of corporate bonds. Reinvesting helps to compound your income.

PRINCIPAL DISTRIBUTIONS

Principal from sales, redemptions and maturities of bonds in the Fund will be distributed to investors periodically when the amount to be distributed is more than $5.00 per unit.

TERMINATION DATE

The Fund will generally terminate following the maturity date of the last maturing bond listed in the Portfolio. The Fund may be terminated earlier if the value is less than 40% of the face amount of bonds deposited. On the evaluation date the value of the Fund was 90% of the face amount of bonds deposited.
---------------------------------------------------------------
Defining Your Risks
---------------------------------------------------------------

RISK FACTORS

Unit price fluctuates and could be adversely affected by increasing interest rates as well as the financial condition of the issuers of the bonds. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units. Unit prices could also be adversely affected if a limited trading market exists in any Security to be sold. There is no guarantee that the Fund will achieve its investment objective.

The Fund is concentrated in bonds issued by Financial Institutions and is therefore dependent to a significant degree on revenues generated from those particular activities (see Risk Factors in Part B).
---------------------------------------------------------------
Defining Your Costs
---------------------------------------------------------------

SALES CHARGES

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                       As a %
                                                 of Secondary
                                                       Market
                                                       Public
                                                 Offering Price
                                                 --------------
Maximum Sales Charge                                    4.75%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                     Per Unit
                                                 --------------
Trustee's Fee                                      $     0.70
Maximum Portfolio Supervision, Bookkeeping and
  Administrative Fees                              $     0.44
Evaluator's Fee                                    $     0.24
Other Operating Expenses                           $     0.18
                                                 --------------
TOTAL                                              $     1.56


SELLING YOUR INVESTMENT

You may sell your units at any time. Your price is based on the Fund's then current net asset value (based on the lower, bid side evaluation of the bonds, as determined by an independent evaluator), plus accrued interest. The per unit bid side redemption and secondary market repurchase price as of the evaluation date was $1,048.91 ($52.31 less than the Public Offering Price). There is no fee for selling your units.
---------------------------------------------------------------
Defining Your Income
---------------------------------------------------------------

MONTHLY INTEREST INCOME

The Fund pays monthly income, even though the bonds generally pay interest semi-annually.

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per unit                         $    6.40
Annual Income per unit:                                 $   76.81


These figures are estimates determined as of the evaluation date and actual payments may vary.

          DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
          INTERMEDIATE TERM SERIES - 38

          REPORT OF INDEPENDENT ACCOUNTANTS

          The Sponsors, Trustee and Holders
          of Defined Asset Funds - Corporate Income Fund,
          Intermediate Term Series - 38:

          We have audited the accompanying statement of condition of Defined Asset Funds - Corporate Income Fund, Intermediate Term Series - 38, including the portfolio, as of June 30, 1995 and the related statements of operations and of changes in net assets for the years ended June 30, 1995 and 1994 and for the period July 16, 1992 to June 30, 1993. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at June 30, 1995, as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank (National Association), the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Corporate Income Fund, Intermediate Term Series - 38 at June 30, 1995 and the results of its operations and changes in its net assets for the above-stated periods in conformity with generally accepted accounting principles.




          DELOITTE & TOUCHE LLP

          New York, N.Y.
          August 28, 1995


















                                                            D - 1.

     DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
     INTERMEDIATE TERM SERIES - 38



     STATEMENT OF CONDITION
     As of June 30, 1995

     TRUST PROPERTY:
       Investment in marketable securities -
          at value (cost $ 14,638,094 )(Note 1)........                                                 $15,370,740
       Accrued interest ...............................                                                     413,516
       Proceeds receivable from sale of securities ....                                                      47,322
       Cash - income ..................................                                                      26,181
       Cash - principal ...............................                                                       7,254
                                                                                                        -----------
         Total trust property .........................                                                  15,865,013


     LESS LIABILITIES:
       Income advance from Trustee.....................                                 $   157,002
       Accrued Sponsors' fees .........................                                       3,295
       Redemptions payable ............................                                      48,441         208,738
                                                                                        -----------     -----------


     NET ASSETS, REPRESENTED BY:
       14,654 units of fractional undivided
          interest outstanding (Note 3)................                                  15,377,777

       Undistributed net investment income ............                                     278,498     $15,656,275
                                                                                        -----------     ===========

     UNIT VALUE ($ 15,656,275 / 14,654 units ).........                                                 $  1,068.40
                                                                                                        ===========




                             See Notes to Financial Statements.












                                         D - 2.

     DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
     INTERMEDIATE TERM SERIES - 38



     STATEMENTS OF OPERATIONS

                                                                                                        July 16, 1992
                                                                         Years ended June 30,                to
                                                                        1995              1994          June 30, 1993
                                                                        ----              ----              ----

     INVESTMENT INCOME:
       Interest income ........................                     $ 1,165,841       $ 1,229,725       $ 1,274,578
       Trustee's fees and expenses ............                         (17,917)          (21,728)          (24,648)
       Sponsors' fees .........................                          (5,986)           (6,132)           (4,477)
                                                                    ------------------------------------------------
       Net investment income ..................                       1,141,938         1,201,865         1,245,453
                                                                    ------------------------------------------------


     REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS:
       Realized gain on
         securities sold or redeemed ..........                          17,722           139,001             6,843
       Unrealized appreciation (depreciation)
         of investments .......................                       1,058,267        (1,573,696)        1,248,075
                                                                    ------------------------------------------------
       Net realized and unrealized
         gain (loss) on investments ...........                       1,075,989        (1,434,695)        1,254,918
                                                                    ------------------------------------------------


     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ..............                     $ 2,217,927       $  (232,830)      $ 2,500,371
                                                                    ================================================




                                      See Notes to Financial Statements.












                                                     D - 3.

     DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
     INTERMEDIATE TERM SERIES - 38


     STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       July 16, 1992
                                                                         Years Ended June 30,                to
                                                                        1995              1994         June 30, 1993
                                                                        ----              ----              ----

     OPERATIONS:
       Net investment income ..................                     $ 1,141,938       $ 1,201,865       $ 1,245,453
       Realized gain on
         securities sold or redeemed ..........                          17,722           139,001             6,843
       Unrealized appreciation (depreciation)
         of investments .......................                       1,058,267        (1,573,696)        1,248,075
                                                                    ------------------------------------------------
       Net increase (decrease) in net assets
         resulting from operations ............                       2,217,927          (232,830)        2,500,371
                                                                    ------------------------------------------------
     DISTRIBUTIONS TO HOLDERS (Note 2):
       Income  ................................                      (1,142,959)       (1,208,805)         (917,632)
       Principal ..............................                         (15,988)          (43,836)
                                                                    ------------------------------------------------
       Total distributions ....................                      (1,158,947)       (1,252,641)         (917,632)
                                                                    ------------------------------------------------
     SHARE TRANSACTIONS:
       Redemption amounts - income ............                          (7,762)          (29,810)           (3,790)
       Redemption amounts - principal .........                        (448,435)       (1,858,129)         (214,547)
                                                                    ------------------------------------------------
       Total share transactions ...............                        (456,197)       (1,887,939)         (218,337)
                                                                    ------------------------------------------------

     NET INCREASE (DECREASE) IN NET ASSETS ....                         602,783        (3,373,410)        1,364,402

     NET ASSETS AT BEGINNING OF PERIOD ........                      15,053,492        18,426,902        17,062,500
                                                                    ------------------------------------------------
     NET ASSETS AT END OF PERIOD ..............                     $15,656,275       $15,053,492       $18,426,902
                                                                    ================================================
     PER UNIT:
       Income distributions during
         period ...............................                     $     75.85       $     76.17       $     54.18
                                                                    ================================================











       Principal distributions during
         period ...............................                     $      1.06       $      2.80
                                                                    =====================================
       Net asset value at end of
         period ...............................                     $  1,068.40       $    998.04       $  1,097.04
                                                                    ================================================
     TRUST UNITS:
       Redeemed during period..................                             429             1,714               203
       Outstanding at end of period ...........                          14,654            15,083            16,797
                                                                    ================================================

                                  See Notes to Financial Statements.

                                                D - 4.

     DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
     INTERMEDIATE TERM SERIES - 38

     NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities (see "Redemption - Computation of Redemption Price Per Unit" in this Prospectus, Part B), except that value on July 16, 1992 was based upon offering side evaluations at July 14, 1992, the day prior to the Date of Deposit. Cost of securities at July 16, 1992 was also based on such offering side evaluations.

      (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (C)      Interest income is recorded as earned.

2.   DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Administration of the Fund - Accounts and Distributions" in this Prospectus, Part B.

3.   NET CAPITAL

     Cost of 14,654 units at Date of Deposit ....................  $15,320,705
     Less sales charge ..........................................      612,830











                                                                   -----------
     Net amount applicable to Holders ...........................   14,707,875
     Redemptions of units - net cost of 2,346 units redeemed
       less redemption amounts (principal).......................     (166,487)
     Realized gain on securities sold or redeemed ...............      163,567
     Principal distributions ....................................      (59,824)
     Unrealized appreciation of investments .....................      732,646
                                                                   -----------
     Net capital applicable to Holders ..........................  $15,377,777
                                                                   ===========

4.   INCOME TAXES

     As of June 30, 1995, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $732,646, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $14,638,094 at June 30, 1995.

                                         D - 5.

     DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
     INTERMEDIATE TERM SERIES - 38

     PORTFOLIO
     As of June 30, 1995

                                   Rating of Issues(1)
                                   --------------------
                                              Standard
                                   Moody's    & Poor's                                           Optional
     Portfolio No. and Title of    Investors  Corpora-     Face                                 Redemption
            Securities              Service    tion        Amount    Coupon %    Maturities(3) Provisions(3)   Cost(2)    Value(2)
            ----------             --------- --------- ----------- -----------   ------------  ------------  ----------  ----------

   1 BankAmerica Corp.,            A3           A-      $ 2,000,000     7.750 %      2002      None         $ 1,990,000 $ 2,091,796
     Subordinated Notes

   2 Bankers Trust Corporation,    A3           A         1,000,000     7.500        2002      None             993,750   1,022,081
     Debentures

   3 Bell Telephone Company of     Aa1          AA        1,500,000     7.375        2007      None           1,490,625   1,565,539
     Pennsylvania, Debentures

   4 British Aerospace Finance,    NR           NR        2,000,000     7.970        2002      None           2,005,000   2,105,182
     Incorporated, Notes (3)
     Rate Restricted

   5 Dow Capital B.V., Guaranteed  A1           A         1,965,000     7.375        2002      None           1,942,894   2,045,592
     Notes

   6 Ford Motor Credit Company,    A1           A+        1,000,000     8.000        2002      None           1,025,000   1,064,568











     Notes

   7 Korea Development Bank,       A1           A+          565,000     7.900        2002      None             568,531     597,448
     Bonds

   8 Philip Morris Companies,      A2           A         1,000,000     7.500        2002      None             997,500   1,030,537
     Notes

   9 Rhone-Poulenc Incorporated,   A3           BBB+        715,000     7.750        2002      None             718,575     751,065
     Notes

  10 Scotland International        A2           A+        1,000,000     8.800        2004      None           1,047,500   1,122,572
     Finance Number 2 B.V.,
     Subordinated Gtd. Notes

  11 Skandinaviska Enskilda        A3           BBB+        365,000     8.450        2002      None             371,844     396,486
     Banken, Subordinated Notes

  12 Virginia Electric and Power   A2           A         1,500,000     7.625        2007      None           1,486,875   1,577,874
     Company, First Mortgage Bonds

                                                         ----------                                          ----------  ----------
     TOTAL                                              $14,610,000                                         $14,638,094 $15,370,740
                                                         ==========                                          ==========  ==========

                                                                      See Notes to Portfolio.
                                                                               D - 6.

     DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
     INTERMEDIATE TERM SERIES - 38

     NOTES TO PORTFOLIO
     As of June 30, 1995

    (1)   A description of the rating symbols and their meanings appears under
          "Description of Ratings" in this Prospectus, Part B. The ratings have been provided by the Evaluator. "NR", if applicable, indicates that this security is not currently rated by the indicated rating service.

    (2)   See Notes to Financial Statements.

    (3)   Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions. The tax effect on
          Holders of redemptions and related distributions is described under "Taxes"
          in this Prospectus, Part B.



                                             D - 7.

                             DEFINED ASSET FUNDS--
                             CORPORATE INCOME FUND
                            INTERMEDIATE TERM SERIES
I want to learn more about automatic reinvestment in the Investment Accumulation Program. Please send me information about participation in the Corporate Fund Accumulation Program, Inc. and a current Prospectus.
My name (please
print) _________________________________________________________________________
My address (please print):
Street and Apt.
No. ____________________________________________________________________________
City, State, Zip
Code ___________________________________________________________________________
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          THE CHASE MANHATTAN BANK, N.A. (CIF)                 UNITED STATES
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

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                             DEFINED ASSET FUNDS--
                             CORPORATE INCOME FUND


CASH OR ACCRETION BOND SERIES                     MONTHLY PAYMENT SERIES
FIRST GNMA SERIES                                 PREFERRED STOCK PUT SERIES
GNMA-COLLATERALIZED BOND SERIES                   PREFERRED STOCK SERIES
INSURED SERIES                                    SELECT HIGH YIELD SERIES
INTERMEDIATE TERM SERIES                          SELECT SERIES


                               PROSPECTUS, PART B
  NOTE: PART B OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY
                                    PART A.
                                     INDEX


                                                             PAGE
                                                       -----------
Fund Summary.........................................           1
Fund Structure.......................................           2
Risk Factors.........................................           3
  General............................................           3
  Select High Yield Series...........................           4
  Insured Series.....................................           6
  First GNMA Series..................................           9
  Cash or Accretion Bond Series, Select Series and
       GNMA-Collateralized Bond Series...............          11
  Preferred Stock and Preferred Stock Put Series.....          14
  Other Risk Factors.................................          18
Description of the Fund..............................          29
                                                             PAGE
                                                       -----------
Taxes................................................          34
Retirement Plans.....................................          40
Public Sale of Units.................................          41
Market for Units.....................................          44
Redemption...........................................          44
Expenses and Charges.................................          46
Administration of the Fund...........................          46
Resignation, Removal and Limitations on Liability....          50
Miscellaneous........................................          51
Description of Ratings...............................          54
Exchange Option......................................          56


FUND SUMMARY

     RISK FACTORS. Certain Debt Obligations from time to time may be redeemed or prepaid pursuant to optional refunding or sinking fund redemption provisions or may mature according to their terms or be sold under certain circumstances described herein; accordingly, no assurance can be given that the Fund will retain for any length of time its present size and composition (see Payment of the Debt Obligations and Life of the Fund; Redemption; Administration of the Fund--Portfolio Supervision). Certain Funds provide for deposits of additional Securities and the creation of additional Units subsequent to the initial Date of Deposit (see Administration of the Fund-- Portfolio Supervision).

     Units offered hereby may reflect redemptions, prepayments, defaults or dispositions of Securities originally deposited in the Fund. A reduction in the value of a Unit resulting from these events does not mean that a Unit is valued at a market discount; market discounts or premiums on Units represent the difference between the face amount of Securities per Unit and the price per Unit. As they approach maturity, discount securities tend to increase in market value while premium securities tend to decrease in market value. If currently prevailing interest rates for newly issued and otherwise comparable securities decline, the market discount of previously issued securities will be reduced and the market premium of previously issued securities will increase. Conversely, if currently prevailing interest rates increase, the market discount of previously issued securities will become deeper and the market premium of previously issued securities will decline. The Investment Summary in Part A sets forth the percentages of the aggregate face amount of the Portfolio valued at a discount from the par (maturity) value and at a premium over par and sets forth the face amount of Securities underlying each Unit and the value of the Unit as of the Evaluation Date. For additional risk factors depending on the types of securities in particular series, see Risk Factors below.

     THE PUBLIC OFFERING PRICE of the Units is generally based on the Evaluator's determination of the aggregate bid side evaluation of the underlying Securities (computed as of the Evaluation Time for all sales made subsequent to the previous evaluation) divided by the number of Units outstanding. A sales charge (set forth under Investment Summary in Part A), accrued interest and cash adjustments are added. The Public Offering Price on the date of this Prospectus or on any subsequent date will vary from the Public Offering Price set forth under Investment Summary in Part A. (See Public Sale of Units--Public Offering Price.) Units offered hereby are issued and outstanding Units which have been purchased by the Sponsors in the secondary market or from the Trustee following tender for redemption. Any profit or loss resulting from the sale of these Units will accrue to the Sponsors. No proceeds from the sale will be received by the Fund.

     MARKET FOR UNITS. The Sponsors, though not obligated to do so, intend to maintain a secondary market for Units based for most Series on the aggregate bid side evaluation of the underlying Securities (see Market for Units). So long as the Sponsors are maintaining a secondary market at prices not less than the Redemption Price per Unit, they will repurchase any Units tendered for redemption. If this market is not maintained, a Holder will be able to dispose of his Units through redemption at prices also based on the aggregate bid side evaluation of the underlying Securities (see Redemption). Market conditions may cause the prices available in the market maintained by the Sponsors or available upon exercise of redemption rights to be more or less than the amount paid for Units plus accrued interest.

     ESTIMATED CURRENT RETURN; LONG-TERM RETURN. Estimated Current Return on a Unit represents annual cash receipts from coupon-bearing debt obligations (after estimated expenses) divided by the maximum Public Offering Price (including the sales charge). 'Current return' provides different information than 'long-term return', which represents yield to maturity (or earlier call date) and reflects not only the interest payable on the debt obligations but also the amortization or accretion to that date of any premium over or discount from the par value in the obligation purchase price. Long-term return on Units in the secondary market may be lower, sometimes significantly, than current return. Changes in the composition of the Portfolio and its market valuation, as well as the estimated fees and expenses payable by the Fund, will cause current return and long-term return, as well as the difference between them, to fluctuate in the future. Both current return and long-term return may be substantially lower than originally estimated. (See Description of the Fund--Income; Estimated Current Return; Long-Term Return.)

     DISTRIBUTIONS of net income, any principal or premium and any capital gains WILL BE PAID IN CASH unless the Holder elects to reinvest distributions as described below (see Reinvestment). Holders will be taxed in the manner described under Taxes regardless of whether these distributions from the Fund are actually received by the Holders in cash or are automatically reinvested.

     REINVESTMENT. Holders of Units of INTERMEDIATE TERM SERIES, INSURED SERIES, MONTHLY PAYMENT SERIES, PREFERRED STOCK SERIES and SELECT HIGH YIELD SERIES may reinvest distributions of net income, any principal or premium and any capital gains in The Corporate Fund Accumulation Program, Inc. Holders of Units of the FIRST GNMA SERIES and the GNMA-COLLATERALIZED BOND SERIES may reinvest their distributions in the GNMA Fund Investment Accumulation Program, Inc. For more complete information about the applicable reinvestment program, including charges and expenses, return the enclosed form for a prospectus. Read it carefully before you decide to participate. It should be noted that interest distributions to Foreign Holders from a reinvestment program will be subject to U.S. Federal income taxes, including withholding taxes, and that income on shares of a program will not be eligible for the dividends received deduction for corporations. Reinvestment is not offered to Holders of PREFERRED STOCK PUT SERIES, CASH OR ACCRETION BOND SERIES and SELECT SERIES.

     TAXATION. In the opinion of special counsel to the Sponsors, for a Fund that is organized as a 'grantor trust' under the Internal Revenue Code of 1986, as amended (the 'Code'), each Holder will be considered the owner of a pro rata portion of each Debt Obligation in the Fund and of each debt obligation in any Other Fund, and will be considered to have received the interest on his pro rata portion of each Debt Obligation (including debt obligations in any Other Funds) when interest on the Debt Obligation is received by the Fund or an Other Fund, as the case may be. For certain Series, original issue discount on the Securities must be amortized over the term of the Securities and must be included in a Holder's ordinary gross income before the Holder receives the cash attributable to that income. (See Taxes.)

     For any MONTHLY PAYMENT SERIES or FIRST GNMA SERIES that qualifies as a 'regulated investment company' under the Code, distributions from the Fund will be included in a U.S. Holder's gross income (but will not be eligible for the dividends-received deductions for corporations), and distributions to Holders who are not U.S. citizens or residents ('Foreign Holders') will be subject to withholding tax at the statutory rate of 30% (or a lesser treaty rate.) Distributions which are taxable as ordinary income to Holders of Units of the PREFERRED STOCK and PREFERRED STOCK PUT SERIES will be eligible for the dividends-received deduction for corporations, and distributions to Foreign Holders will be subject to withholding tax at the statutory rate of 30% (or lesser treaty rate (see Taxes)).

FUND STRUCTURE

     The Fund, a series of The Corporate Income Fund, is a 'unit investment trust' created by a Trust Indenture (the 'Indenture') among the Sponsors, the Trustee (and Custodian Trustee, if any) and the Evaluator. The First through One Hundred Thirtieth Monthly Payment Series and First GNMA Series were created under Massachusetts law and all other Series were created under New York law. The Indenture for each trust of those Series of The Corporate Income Fund to which this Part B is applicable conforms substantially to the descriptions of the Indenture provided below, except that with respect to certain Series (a) the Trustee's liability for negligence is limited to acts of gross negligence and
(b) the Sponsors' ability to remove a Trustee without the consent of Holders is limited to circumstances in which the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities. Most Funds were formed for the purpose of providing a high level of current income through investment in a fixed portfolio (the 'Portfolio') of Securities issued primarily by corporations, although an additional objective of the INSURED SERIES, FIRST GNMA SERIES and GNMA-COLLATERALIZED BOND SERIES is to obtain substantial safety of capital. Additional objectives of the PREFERRED STOCK and PREFERRED STOCK PUT SERIES are to provide dividend income that is eligible for the dividends-received deductions for corporations, and of THE PREFERRED STOCK PUT SERIES to minimize loss of capital and reduce fluctuations in the value of the Units. In addition, the objective of the CASH OR ACCRETION BOND SERIES and the SELECT SERIES is to provide investors a choice between semi-annual distributions of cash or additional Units through compounding. The Debt Obligations may include taxable obligations issued or guaranteed by the United States or foreign governments, or agencies, political subdivisions or instrumentalities thereof, and payable in United States currency. The Debt Obligations held by the Fund may be secured or unsecured (including both senior unsecured indebtedness and indebtedness which is subordinated to other indebtedness), have fixed final maturity dates and do not have any conversion or equity features. To the extent that references in this Prospectus are to articles and sections of the Indenture, which are hereby incorporated by reference, the statements made herein are qualified in their entirety by this reference. Unless otherwise indicated, when Investors Bank & Trust Company and The First National Bank of Chicago act as Co-Trustees to the Fund, references to the Trustee in this prospectus shall be deemed to refer to the Co-Trustees. The Fund may be an appropriate investment vehicle for investors who desire to participate in a portfolio of taxable fixed rate securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Fund often are not available in small amounts.

     The Portfolio contains different issues of debt obligations with fixed final maturity or disposition dates. As used herein, the terms 'Debt Obligations' and 'Securities' mean the debt obligations or securities initially deposited in the Fund and described under Portfolio in Part A and replacement and additional debt obligations or securities acquired and held by the Fund pursuant to the provisions of the Indenture (see Description of the Fund--The Portfolio; Administration of the Fund--Portfolio Supervision).

     The deposit of the Securities in the Fund on the Initial Date of Deposit established a proportionate relationship among the face amounts of Securities of specified interest rates and maturities in the Portfolio. For certain Series, following the Initial Date of Deposit, the Sponsors may deposit additional Securities ('Additional Securities'), contracts to purchase Additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase Additional Securities in order to create new Units. Replacement Securities may be acquired under specified conditions (see Description of the Fund--The Portfolio Administration of the Fund-- Portfolio Supervisions).

     The holders ('Holders') of units of interest ('Units') will have the right to have their Units redeemed (see Redemption) at a price based on the aggregate bid side evaluation of the Securities ('Redemption Price per Unit') if the Units cannot be sold in the over-the-counter market which the Sponsors propose to maintain at prices determined in the same manner (see Market for Units). On the Evaluation Date, each Unit represented the fractional undivided interest in the Securities in the Fund as set forth under Investment Summary in Part A, plus any cash adjustments and accrued interest. Thereafter, if any Units are redeemed, the face amount of Securities in the Fund will be reduced and the fractional undivided interest represented by each remaining Unit in the balance will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Holder (which may include the Sponsors) or until termination of the Indenture (see Redemption; Administration of the Fund-- Amendment and Termination).

     The Units being offered by this Prospectus are issued and outstanding Units which have been reacquired by the Sponsors either by purchase in the open market or by purchase of Units tendered to the Trustee for redemption. No offering is being made on behalf of the Fund and any profit or loss realized on the sale of Units will accrue to the Sponsors.

RISK FACTORS

GENERAL

     An investment in Units of the Fund should be made with an understanding of the risks which an investment in fixed-rate securities may entail, including the risk that the value of the Portfolio and hence of the Units will decline with increases in interest rates, as described below. In recent years there have been wide fluctuations in interest rates and thus in the value of fixed rate securities generally. The Sponsors cannot predict future economic policies or their consequences or, therefore, the course or extent of any similar fluctuations in the future. The Portfolio consists primarily of publicly held Securities which, in many cases, do not have the benefit of covenants which would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings, which could have the effect of reducing the ability of the corporation to meet its obligations and may in the future result in the ratings of the Debt Obligations and the value of the underlying Portfolio being reduced.

     Units offered in the secondary market may reflect redemptions or prepayments, in whole or in part, or defaults on, certain of the Securities originally deposited in the Fund or the disposition of certain Securities originally deposited in the Fund to satisfy redemptions of Units or pursuant to the exercise by the Sponsors of their supervisory role over the Fund (see Payment of the Debt Obligations and Life of the Fund and Administration of the Fund--Portfolio Supervision). Accordingly, the face amount of Units may be less than their original face amount at the time of the creation of the Fund. A reduced value per Unit does not therefore mean that a Unit is necessarily valued at a market discount; market discounts, as well as market premiums, on Units are determined solely by a comparison of a Unit's outstanding face amount and its evaluated price.

     Certain of the Securities in the Fund may be valued at a market discount. Securities trade at less than par value because the interest rates on the Securities are lower than interest on comparable debt securities being issued at currently prevailing interest rates. The current returns of securities trading at a market discount are lower than the current returns of comparably rated debt securities of a similar type issued at currently prevailing interest rates because discount securities tend to increase in market value as they approach maturity and the full principal amount becomes payable. If currently prevailing interest rates for newly issued and otherwise comparable securities increase, the market discount of previously issued securities will become deeper and if currently prevailing interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Market discount attributable to interest rate changes does not indicate a lack of market confidence in the issue.

     Certain of the Securities in the Fund may be valued at a market premium. Securities trade at a premium because the interest rates on the Securities are higher than interest rates on comparable debt securities being issued at currently prevailing interest rates. The current returns of securities trading at a market premium are higher than the current returns of comparably rated debt securities of a similar type issued at currently prevailing interest rates because premium securities tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, an early redemption of a premium security at par will result in a reduction in yield. If currently prevailing interest rates for newly issued and otherwise comparable securities increase, the market premium of previously issued securities will decline and if currently prevailing interest rates for newly issued comparable securities decline, the market premium of previously issued securities will increase, other things being equal. Market premium attributable to interest rate changes does not indicate market confidence in the issue.

     The Securities are generally not listed on a national securities exchange. Whether or not the Securities are listed, the principal trading market for the Securities will generally be in the over the counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of 1940 from selling Securities to any Sponsor. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent.

     A Fund may contain or be concentrated in one or more of the classifications set forth below under Other Factors. A Fund is considered to be 'concentrated' in a particular classification when the aggregate face amount, or par or stated value, of those securities constitutes more than 25% of the aggregate face amount, or par or stated value, of the Securities in the Fund. The types of issuers and the percentage of any concentrations are set forth under Investment Summary in Part A. An investment in Units should be made with an understanding of the risks which these investments may entail, certain of which are described under Other Risk Factors below.

SELECT HIGH YIELD SERIES

     An investment in Units of the SELECT HIGH YIELD SERIES should be made with an understanding of the risks which an investment in 'high yield', high risk, fixed rate corporate debt obligations, or 'junk bonds', may entail, including increased credit risks and the risk that the value of the Units will decline, and may decline precipitously, with increases in interest rates. In recent years there have been wide fluctuations in interest rates and thus in the value of fixed rate, intermediate and long term debt obligations generally. Securities such as those included in these Funds are, under most circumstances, subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding, higher rated securities, and their value may decline precipitously because of increases in interest rates, not only because the increases in rates generally decrease values but also because increased rates may indicate a slowdown in the economy and a decrease in the value of assets generally which may adversely affect the credit of issuers of 'high yield' securities resulting in a higher incidence of defaults among high yield securities. A slowdown in the economy, or a development adversely affecting an issuer's creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements. For an issuer that has outstanding both senior commercial bank debt and subordinated high yield securities, an increase in interest rates will increase that issuer's interest expense insofar as the interest rate on the bank debt is fluctuating. Some leveraged issuers enter into interest rate protection agreements to fix or cap the interest rate on a large portion of their bank debt. This reduces exposure to increasing rates but reduces the benefit to the issuer of declining rates.

     The Debt Obligations in the portfolio of the SELECT HIGH YIELD SERIES consist exclusively of 'high yield', high risk corporate bonds. 'High yield' or 'junk' bonds, the generic names for corporate bonds rated below BBB or Baa by Standard & Poor's or Moody's, are frequently issued by corporations in the growth stage of their development, by established companies whose operations or industries are depressed or by highly leveraged companies purchased in leveraged buyout transactions. The market for high yield bonds is very specialized and investors in it have been predominantly financial institutions. High yield bonds are generally not listed on a national securities exchange. Trading of high yield bonds, therefore, takes place primarily in overthecounter markets which consist of groups of dealer firms that are typically major securities firms. Because the high yield bond market is a dealer market, rather than an auction market, no single obtainable price for a given bond prevails at any given time. Prices are determined by negotiation between traders. The existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. Not all dealers maintain markets in all high yield bonds. Therefore, since there are fewer traders in these bonds than there are in 'investment grade' bonds, the bid-offer spread is usually greater for high yield bonds than it is for investment grade bonds. In addition, these Funds may be restricted under the Investment Company Act of 1940 from selling Securities to any Sponsor, including those Sponsors who have been or may become active in the 'junk' bond market. The price at which the Securities may be sold to meet redemptions and the value of these Funds will be adversely affected if trading markets for the Securities are limited or absent. If the rate of redemptions is great, the value of the Fund may decline to a level that requires liquidation (see Amendment and Termination).

     Lower-rated and comparable non-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the creditworthiness of the issuers of lower-rated securities may not be as strong as that of other issuers. Moreover, if a Debt Obligation is recharacterized as equity by the Internal Revenue Service for Federal income tax purposes, the issuer's interest deduction with respect to the Debt Obligation will be disallowed and this disallowance may adversely affect the issuer's credit rating. Because investors generally perceive that there are greater risks associated with lower-rated and non-rated securities in the Fund, the yields and prices of these securities tend to fluctuate more than higher-rated securities with changes in the perceived quality of the credit of their issuers. In addition, the market value of high yield, fixed income securities may fluctuate more than the market value of higher-rated securities since high yield, fixed income securities tend to reflect short term credit developments to a greater extent than higher-rated securities. Also, because 'high yield' bonds may be more sensitive to adverse changes in credit status than bonds of investment grade and because the Fund provides for the automatic sale of any Security if its yield to maturity exceeds 130% of the High Yield Master Index for High Yield Corporate Bonds (the 'Index'), sales of Debt Obligations from the Portfolio may occur more frequently than sales of portfolio securities from funds invested in higher-rated bonds; this could result in possible loss of principal and a more rapid decline in the size of the Fund than otherwise would be the case. Lower-rated and non-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, and recent studies have indicated that the number of defaults by issuers and the amount of debt in default have increased substantially in the past few years. Issuers of lower-rated and non-rated securities may possess less creditworthy characteristics than issuers of higher-rated securities and, especially in the case of issuers whose obligations or credit standing have recently been downgraded, may be subject to claims by debtholders, owners of property leased to the issuer or others which, if sustained, would make it more difficult for the issuers to meet their payment obligations. High yield bonds are also affected by variables such as interest rates, inflation rates and real growth in the economy. Therefore, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings or which are not rated.

     The value of the Units reflects the value of the portfolio securities, including the value (if any) of securities in default. Should the issuer of any Debt Obligation default in the payment of principal or interest, the Fund may incur additional expenses seeking payment on the defaulted Debt Obligation. Because amounts (if any) recovered by the Fund in payment under the defaulted Debt Obligation may not be reflected in the value of the Units until actually received by the Fund, and depending upon when a Holder purchases or sells his Units, it is possible that a Holder would bear a portion of the cost of recovery without receiving any portion of the payment recovered.

     High yield bonds are generally subordinated obligations. The payment of principal (and premium, if any), interest and sinking fund requirements with respect to subordinated obligations of an issuer is subordinated in right of payment to the payment of senior obligations of the issuer. Senior obligations generally include most, if not all, significant debt obligations of an issuer, whether existing at the time of issuance of subordinated debt or created thereafter. Upon any distribution of the assets of an issuer with subordinated obligations upon dissolution, total or partial liquidation or reorganization of or similar proceeding relating to the issuer, the holders of senior indebtedness will be entitled to receive payment in full before holders of subordinated indebtedness will be entitled to receive any payment. Moreover, generally no payment with respect to subordinated indebtedness may be made while there exists a default with respect to any senior indebtedness. Thus, in the event of insolvency, holders of senior indebtedness of any issuer generally will recover more, ratably, than holders of subordinated indebtedness of that issuer.

     Debt Obligations that are rated lower than BBB or Baa by Standard & Poor's or Moody's, respectively, should be considered speculative as such ratings indicate a quality of less than investment grade. Debt Obligations that are not rated by either Standard & Poor's or Moody's should also be considered speculative. There is no established retail secondary market for many of these Debt Obligations. The Sponsors do not anticipate that these Debt

Obligations could be sold other than to institutional investors. However, the Sponsors expect that there is a readily available market among institutional investors for these Debt Obligations in the event it is necessary to sell these Debt Obligations to meet redemptions of Units. The limited market for these Debt Obligations may affect the price of the particular Security to be sold for purposes of redemption and the amount actually realized by the Fund upon a sale. Any sale may therefore result in a loss to the Fund. Investors should carefully review the objective of the Fund and consider their ability to assume the risks involved before making an investment in the SELECT HIGH YIELD SERIES. (See Description of Ratings for a description of speculative ratings issued by Standard & Poor's and Moody's.)

INSURED SERIES

     The Investment Summary in Part A sets forth the aggregate face amount of the Portfolio that is insured by an insurance company and whether the insurance covers the bonds as long as they are outstanding ('permanent insurance' or insurance 'to maturity') or while the bonds are held by the Fund ('portfolio insurance').

Permanent Insurance

     The Debt Obligations in FIRST THROUGH FOURTH INSURED SERIES (the 'Insured Debt Obligations') have been insured by Financial Security Assurance Inc. ('Financial Security') (see The Insurers below). These surety bonds are non-cancellable and will continue in force so long as the Insured Debt Obligations are outstanding. The cost of this insurance is borne by the Sponsors. The insurance guarantees the scheduled payment of principal and interest on but does not guarantee the market value of the Insured Debt Obligations or the value of the Units. The Insurance does not guarantee accelerated payments of principal or cover redemptions.

Portfolio Insurance

     The FIFTH AND SUBSEQUENT INSURED SERIES have obtained portfolio insurance ('Portfolio Insurance') from either Municipal Bond Investors Assurance Corporation ('MBIA Corp.') or Financial Security (each referred to as an 'Insurer' or the 'Insurers') (see The Insurers below) that guarantees the scheduled payments of the principal of and interest on the Debt Obligations ('Portfolio-Insured Debt Obligations') while they are owned by the Fund. Since the Portfolio Insurance applies to Debt Obligations only while they are owned by the Fund, the value of Portfolio-Insured Debt Obligations (and hence the value of the Units) may decline if the credit quality of any Portfolio-Insured Debt Obligation is reduced. Premiums for Portfolio Insurance are payable monthly in advance by the Trustee on behalf of the Fund. The insurance obtained by the Fund is only effective as to Debt Obligations owned by and held in the Fund and, consequently, does not cover Debt Obligations for which the contract for purchase fails. A 'when issued' bond will be covered under each policy upon the settlement date of the 'when issued' bond. Each policy shall continue in force only with respect to Debt Obligations held in and owned by the Fund, and the Insurer shall not have any liability under the policy with respect to any Debt Obligations which do not constitute part of the Fund.

     By the terms of its policy, the Insurer will unconditionally guarantee to the Fund the payment, when due, required of the issuer of the Debt Obligations of an amount equal to the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on the Bonds as the payments shall become due but not paid except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in the amounts and at the times as would have been due had there not been an acceleration by reason of mandatory or optional redemption (other than a mandatory sinking fund redemption), default or otherwise. The Insurer will be responsible for those payments less any amounts received by the Fund from any trustee for the bond issuers or from any other source. In the event the due date of the principal of any Debt Obligation is accelerated, the payments required by the acceleration are received by the Fund, and the Debt Obligation is cancelled, the Portfolio Insurance will terminate with respect to that Debt Obligation. Each policy does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units. Each policy also does not insure against nonpayment of principal of or interest on the Debt Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the Debt Obligations.

     Each insurance policy is non-cancellable and will continue in force so long as the Fund is in existence and the Securities described in the policy continue to be held in and owned by the Fund. Each policy shall terminate as to any Debt Obligation which has been redeemed from the Fund or sold by the Trustee on the date of the redemption or on the settlement date of the sale, and the Insurer shall not have any liability under the policy as to that Debt Obligation thereafter. If the date of the redemption or the settlement date of the sale occurs between a record date and a date of payment of any Debt Obligation, the policy will terminate as to that Debt Obligation on the business day next succeeding the date of payment. The termination of the policy as to any Debt Obligation shall not affect the Insurer's obligations regarding any other Debt Obligation in the Fund or any other fund which has obtained an insurance policy from the Insurer. Each policy will terminate as to all Debt Obligations on the date on which the last of the Debt Obligations matures, is redeemed or is sold by the Fund. As Portfolio-Insured Debt Obligations are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium payable for the Portfolio Insurance will be correspondingly reduced. Nonpayment of premiums on the policy obtained by the Fund will not result in the cancellation of insurance but will permit the Insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover the payments from the Fund.

     Upon the sale of a Portfolio-Insured Debt Obligation from the Fund, the Trustee has the right, pursuant to an irrevocable commitment obtained from the Insurer, to obtain insurance to maturity ('Permanent Insurance') on the Debt Obligation upon the payment of a single predetermined insurance premium from the proceeds of the sale. Accordingly, any Debt Obligation in the Fund is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance upon instructions from the Sponsors only if the Fund would receive net proceeds from the sale of the Debt Obligation (sale proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial and rating agency fees) in excess of the sale proceeds that would be received if the Debt Obligation were sold on an uninsured basis. The aggregate premium that would have been payable for Permanent Insurance if Permanent Insurance had been obtained for all of the Portfolio-Insured Debt Obligations on the Date of Deposit is set forth under Investment Summary in Part A. The premiums for Permanent Insurance for each Portfolio-Insured Debt Obligation will decline over the life of the Debt Obligation. The predetermined Permanent Insurance premium with respect to each Debt Obligation is based upon the insurability of each Debt Obligation as of the Date of Deposit and will not be increased for any change in the creditworthiness of such Debt Obligation unless that Debt Obligation is in default as to payment of principal and/or interest. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of that Debt Obligation.

     Although all Debt Obligations are individually insured, neither the Fund, the Units nor the Portfolio is insured directly or indirectly by the Insurer.

     The Public Offering Price does not reflect any element of value for Portfolio Insurance. The Evaluator will attribute a value to the Portfolio Insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Portfolio-Insured Debt Obligations are in default in payment of principal or interest or, in the opinion of Defined Asset Funds research analysts, in significant risk of default. In making this determination Merrill Lynch, Pierce, Fenner & Smith Incorporated, as agent for the Sponsors ('Agent for the Sponsors') has established as a general standard that Portfolio-Insured Debt Obligation which is rated less than BB by Standard & Poor's or Ba by Moody's will be deemed in significant risk of default although the Agent for the Sponsors retains the discretion to conclude that a Portfolio-Insured Debt Obligation is in significant risk of default even though at the time it has a higher rating, or not to reach that conclusion even if it has a lower rating. (See Description of Ratings). The value of the insurance will be equal to the difference between (i) the market value of the Portfolio-Insured Debt Obligation assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial and rating agency fees) and (ii) the market value of the Portfolio-Insured Debt Obligation not covered by Permanent Insurance.

     With respect to MBIA Portfolio Insurance, in the event that interest on or principal of a Debt Obligation is due for payment but is unpaid by reason of nonpayment by the issuer thereof, MBIA will make payments to its fiscal agent, Citibank, N.A., New York, New York (the Fiscal Agent'), equal to the unpaid amounts of principal and interest not later than one business day after MBIA has been notified by the Trustee that the nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Trustee the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Trust's right to receive payment of the principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of the principal or interest then due for payment shall thereupon vest in MBIA. Upon payment by MBIA of any principal or interest payments with respect to any Debt Obligation, MBIA shall succeed to the rights of the owner of such Debt Obligation with respect to that payment.

     The MBIA policies of insurance are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     Ratings of Bonds and Units. The Debt Obligations, as insured, have been rated AAA by Standard & Poor's. In addition, Moody's has rated the Debt Obligations backed by Portfolio Insurance Aaa. The Portfolio Insurance is effective only while the Debt Obligations are retained in the Fund.

     Standard & Poor's has rated the Units of the Insured Series AAA because of the insurance on the Debt Obligations. The assignment of the AAA rating is due to Standard & Poor's assessment of the creditworthiness of the Insurer and of its ability to pay claims on its policies of insurance. In the event that Standard & Poor's reassesses the creditworthiness of the Insurer which would result in the Fund's rating being reduced, the Sponsors are authorized to direct the Trustee to obtain additional insurance in order to maintain the AAA rating on the Units (see Expenses and Charges).

The Insurers

     Financial Security is a monoline property and casualty insurance company incorporated in New York in 1984. It is an indirect subsidiary of US West Inc. On December 27, 1990, US West Inc. sold a 10% (approximately) stake to The Tokio Marine and Fire Insurance Co., Ltd. US West is currently seeking to dispose of its 91% interest in FSA as part of a corporate strategy to disengage from the financial services industry and focus its resources on its core telecommunications businesses. FSA is currently contemplating an initial public offering, at the conclusion of which FSA will be owned 46.1% (39.2% if the underwriter's over-allotment option is exercised in full) by US West and 7.5% by The Tokio Marine and Fire Insurance Co., Ltd. The disposal of US West's remaining interest in FSA is expected to be done in an orderly manner which will maintain the current ratings by the major rating agencies and protect the value of its business. No shareholder of Financial Security is obligated to pay any debt of or claim against Financial Security or to make any additional contribution to the capital of Financial Security. Financial Security and its two wholly-owned subsidiaries are licensed to engage in the surety business in 42 states and the District of Columbia. Financial Security and its subsidiaries have the highest claims-paying ability rating by two major rating agencies and are engaged exclusively in the business of writing financial guaranty insurance on asset-backed and other collateralized securities offered in domestic and foreign markets and on tax-exempt securities. Pursuant to an intercompany agreement, liabilities on financial guaranty insurance policies issued by Financial Security or either of its subsidiaries are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. As of June 30, 1993, Financial Security had policyholders' surplus of approximately $397,000,000 and total admitted assets of approximately $772,000,000. Copies of quarterly and annual financial statements prepared in accordance with generally accepted accounting principles are available upon written request to Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attn: Market Development. Copies of the statutory quarterly and annual statements filed with the State of New York Insurance Department by Financial Security are available upon request to the State of New York Insurance Department.

     MBIA Corp. is the principal operating subsidiary of MBIA Inc. The principal shareholders of MBIA Inc. were originally AEtna Casualty and Surety Company, The Fund American Companies Inc., subsidiaries of CIGNA Corporation and Credit Local de France, CAECL, S.A. These shareholders now own approximately 13% of the outstanding common stock of MBIA Inc. following a series of four public equity offerings over a five-year period. As of June 30, 1993, MBIA had admitted assets of $2,891,000,000 and policyholders' surplus of $945,000,000.

     BIG, a stock insurance company incorporated in Illinois and now known as 'MBIA Insurance Corp. of Illinois', is a wholly-owned subsidiary of Bond Investors Group, Inc., a Delaware insurance holding company. Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves to MBIA Corp. and MBIA Corp. has reinsured BIG's net outstanding exposure. Neither MBIA Inc., nor Bond Investors Group, Inc. or any of their shareholders are obligated to pay the debts of or claims against MBIA Corp. or BIG.

     Moody's rates all bond issues insured by MBIA and BIG 'Aaa' and short term loans 'MIG 1,' both designated to be of the highest quality. Standard and Poor's rates all issues insured by MBIA and BIG 'AAA', short term debt A-1I and notes SP-1I. The Moody's rating of MBIA should be evaluated independently of the Standard & Poor's rating of MBIA. No application has been made to any other rating agency in order to obtain additional ratings on the Debt Obligations. The ratings reflect the respective agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold the Debt Obligations, and those ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Debt Obligations. The above financial information has been obtained from publicly available information. No representation is made herein as to the accuracy or adequacy of the above information relating to the Insurers or as to the absence of material adverse changes since the information was made available to the public. The Sponsors are not aware that the information herein is inaccurate or incomplete as of the date hereof.

Regulation of Insurance Companies

     Insurance companies are subject to regulation and supervision in the jurisdictions in which they do business under statutes which delegate regulatory, supervisory and administrative powers to state insurance commissioners. This regulation, supervision and administration relate, among other things, to: the standards of solvency which must be met and maintained; the licensing of insurers and their agents; the nature of and limitations on investments; deposits of securities for the benefit of policyholders; approval of policy forms and premium rates; periodic examinations of the affairs of insurance companies; annual and other reports required to be filed on the financial condition of insurers or for other purposes; and requirements regarding reserves for unearned premiums, losses and other matters. Insurance regulation in many states also includes 'assigned risk' plans, reinsurance facilities, and joint underwriting associations, under which all insurers writing particular lines of insurance within the jurisdiction must accept, for one or more of those lines, risks unable to secure coverage in voluntary markets. A significant portion of the assets of insurance companies is required by law to be held in reserve for potential claims on policies and is not available to general creditors.

     Although the Federal government does not regulate the business of insurance, Federal initiatives can significantly impact the insurance business. Current and proposed Federal measures which may significantly affect the insurance business include pension regulation (ERISA), controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, personal privacy protection, tax law changes affecting life insurance companies or the relative desirability of various personal investment vehicles and repeal of the current antitrust exemption for the insurance business. (If this exemption is eliminated, it will substantially affect the way premium rates are set by all property-liability insurers). In addition, the Federal government operates in some cases as a co-insurer with the private sector insurance companies.

     Insurance companies are also affected by a variety of state and Federal regulatory measures and judicial decisions that define and extend the risks and benefits for which insurance is sought and provided. These include judicial redefinitions of risk exposure in areas such as products liability and state and Federal extension and protection of employee benefits, including pension, workers' compensation, and disability benefits. These developments may result in short-term adverse effects on the profitability of various lines of insurance. Longer-term adverse effects can often be minimized through prompt repricing of coverages and revision of policy terms. In some instances these developments may create new opportunities for business growth. All insurance companies write policies and set premiums based on actuarial assumptions about mortality, injury, the occurrence of accidents and other insured events. These assumptions, while well supported by past experience, necessarily do not take account of future events. The occurrence in the future of unforeseen circumstances could affect the financial condition of one or more insurance companies. The insurance business is highly competitive and with the deregulation of financial service businesses, it should become more competitive. In addition, insurance companies may expand into non-traditional lines of business which may involve different types of risks.

     The above financial information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

FIRST GNMA SERIES

     The Portfolio of the FIRST GNMA SERIES consists primarily of mortgage-backed securities of the modified pass-through type fully guaranteed as to payment of principal and interest by the Government National Mortgage Association ('GNMA'). An investment in Units should be made with an understanding of the risks which an investment in fixed rate long-term debt obligations without prepayment protection may entail, including the risk that the value of the Portfolio and hence of the Units will decline with increases in interest rates and that payments of principal may be received sooner than anticipated, especially if interest rates decline. The potential for appreciation on the Securities, which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline. In addition, prepayments of principal on Ginnie Maes purchased at a premium over par will result in some loss on investment while prepayments on Ginnie Maes purchased at a discount from par will result in some gain on investment. The Sponsors cannot predict future economic policies or their consequences or, therefore, the course or extent of interest rate fluctuations in the future. (For a discussion of the average life of the Ginnie Maes and the Fund see below under Payment of the Securities and Life of the Fund--First GNMA Series.)

     GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized by Section 306(g) of Title III of the National Housing Act to guarantee the timely payment of the principal of, and interest on, certificates which are based on and backed by pools of residential mortgage loans insured or guaranteed by the Federal Housing Administration ('FHA'), the Farmers' Home Administration ('FMHA') or the Department of Veteran's Affairs ('VA'). In order to meet its obligation under its guaranty, GNMA may issue its general obligations to the United States Treasury. In the event it is called upon at any time to make good its guaranty, GNMA has the full power and authority to borrow from the Treasury of the United States, if necessary, amounts sufficient to make payments of principal and interest on the GNMA Certificates ('GNMA Pass-throughs' or 'Ginnie Maes').

     Section 306(g) provides further that the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under that subsection. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that these guaranties 'constitute general obligations of the United States backed by its full faith and credit.' Any statement in this Prospectus that a particular Security is backed by the full faith and credit of the United States is based upon the opinion of an Assistant Attorney General of the United States and should be so construed.

     GNMA Pass-throughs. The Ginnie Maes are of the 'modified pass-through' type, the terms of which provide for timely monthly payments by the issuers to the registered holders (including the Fund) of their pro rata shares of the scheduled principal payments, whether or not collected by the issuers, on account of the mortgages backing these Ginnie Maes, plus any prepayments of principal of such mortgages received, and interest (net of the servicing and other charges described above) on the aggregate unpaid principal balance of these Ginnie Maes, whether or not interest on account of these mortgages has been collected by the issuers. Ginnie Maes are guaranteed by GNMA as to timely payment of principal and interest. Funds received by the issuers on account of the mortgages backing the several issues of the Ginnie Maes are intended to be sufficient to make the required payments of principal and interest on these Ginnie Maes but, if these funds are insufficient for that purpose, the guaranty agreements between the issuers and GNMA require the issuers to make advances sufficient for these payments. If the issuers fail to make these payments GNMA will do so. The full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under the guaranty. The payment cycle of Ginnie Maes is 45 days between the date of security issuance and the first investor payments.

     Origination of Mortgage-Backed Securities. The pool of mortgages that is to underlie a particular new issue of Ginnie Maes, such as the Ginnie Maes in the Fund, is assembled by the proposed issuer of these Ginnie Maes. This issuer is typically a mortgage banking firm, savings institution or commercial bank and in every instance must be a mortgagee approved by and in good standing with the FHA. In addition, GNMA imposes its own criteria on the eligibility of issuers, including a net worth requirement and a requirement that a principal element of its business operation be the origination or servicing of mortgage loans.

     The mortgages which are to compose the new pool may have been originated by the issuer itself in its capacity as a mortgage lender, or they may be acquired by the issuer from a third party, such as another mortgage banker, a banking institution, the VA, which in certain instances acts as a direct lender and thus originates its own mortgages, or one of several other governmental agencies. All mortgages in any given pool will be insured under the National Housing Act, as amended ('FHA-insured') or Title V of the Housing Act of 1949 ('YMHA-insured') or insured or guaranteed under Chapter 37 of Title 38, U.S.C. ('VA-guaranteed'); will have a date for the first scheduled monthly payment of principal and interest that is not more than 24 months prior to the issue date of the Ginnie Mae to be issued; will have homogeneity as to interest rate, maturity and type of dwelling (e.g., project mortgages on apartment projects and hospitals will not be mixed with 1-to 4-family mortgages); and will meet additional criteria of GNMA. All mortgages in the pools backing the Ginnie Maes contained in the Portfolio are mortgages on 1-to 4-family dwellings (amortizing over a period of up to 30 years). In general, the mortgages in these pools provide for equal monthly payments over the life of the mortgage (aside from prepayments), designed to repay the principal of the mortgage over this period, together with interest at a fixed rate on the unpaid balance.

     In seeking GNMA approval of a new pool, the issuer files with GNMA an application containing information concerning itself, describing generally the pooled mortgages, and requesting that GNMA approve the issue and issue its commitment (subject to its satisfaction with the mortgage documents and other relevant documentation) to guarantee the timely payment of principal of and interest on the Ginnie Maes to be issued by the issuer on the basis of that pool. If the application is in order, GNMA issues its commitment, assigning a GNMA pool number to the pool. Upon completion of the required documentation, including detailed information as to the underlying mortgages, a custodial agreement with a Federal or state regulated financial institution satisfactory to GNMA pursuant to which the underlying mortgages will be held in safekeeping, and a detailed guaranty agreement between GNMA and the issuer, the issuance of the Ginnie Maes is permitted, and GNMA, upon their issuance, endorses its guaranty thereon. The aggregate principal amount of Ginnie Maes issued will be equal to the then aggregate unpaid principal balances of the pooled mortgages. The interest rate borne by the Ginnie Maes is currently fixed at .5 of 1% below the interest rate of the pooled 1-to 4-family mortgages, the differential being applied to the payment of servicing and custodial charges as well as GNMA's guaranty fee.

     Each group of Ginnie Maes described above as having a specified range of maturities includes individual Ginnies Maes having varying ranges of maturities within that mentioned. Each group is described as one category of Securities with a single range of maturities because of current market conditions that accord no difference in price among the Securities grouped together on the basis of the difference in their maturity ranges. Accordingly, as long as this market condition prevails, a purchase of securities with the same coupon rate and a maturity date within the range mentioned above will be considered as an acquisition of the same security.

     The Ginnie Maes are based upon and backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages and, except to the extent of funds received by the issuers on account of these mortgages, the Ginnie Maes do not constitute a liability of nor evidence any recourse against the issuers, but recourse thereon is solely against GNMA. Holders of Ginnie Maes have no security interest in or lien on the pooled mortgages.

     The GNMA guaranties referred to herein relate only to payment of principal of and interest on the Ginnie Maes in the Portfolio and not to the Units offered hereby.

CASH OR ACCRETION BOND SERIES, SELECT SERIES AND GNMA-COLLATERALIZED BOND SERIES

     The Bonds in the Portfolio of the GNMA-COLLATERALIZED BOND SERIES provide for periodic payments of interest, but CASH OR ACCRETION BOND SERIES and SELECT SERIES contain Compound Interest Bonds that initially do not make periodic payments of interest. It should also be noted that the potential for appreciation on the Securities which would otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline.

     The Compound Interest Bonds contained in CASH OR ACCRETION BOND SERIES and SELECT SERIES initially do not pay either principal or interest, although they do accrue interest. As used herein the term 'Payment Commencement Date' means the time prior to maturity at which all other classes of bonds of an issue issued by the issuers have been fully paid and at which payment of interest and principal on the Compound Interest Bonds commences. Prior to the Payment Commencement Date of any Compound Interest Bond accrued but unpaid interest will be added to principal and compounded, generally on a quarterly or semi-annual basis, and additional Units will be issued to Holders and credited to the accounts of Holders ratably on each semi-annual Unit Accretion Distribution Day. Additional Units credited to Holders during this period may be sold at any time. When all of the Compound Interest Bonds have reached their respective Payment Commencement Dates, they pay interest and principal.

     The value of the Compound Interest Bonds and therefore of the Units, may be subject to greater fluctuations in response to changing interest rates than obligations making current interest payments. During the period prior to their Payment Commencement Dates, however, the Compound Interest Bonds provide a substantial degree of protection from prepayment because no payments of principal may be made on the Compound Interest Bonds until the principal amount of the other classes of bonds issued by the respective issuers concurrently with the Compound Interest Bonds have been paid in full. The Compound Interest Bonds also provide protection from reinvestment risk because, during this initial period, the accrued interest is added to principal and therefore automatically reinvested at the same interest rate as the original principal amount of the Compound Interest Bonds. Accordingly, an investor in the Units who does not elect automatic liquidation, unlike an investor in a fund composed of customary securities, lessens his risk of being unable to invest cash distributions at a rate as high as the rate on the Compound Interest Bonds, but may forego the ability to reinvest fully at higher rates in the future. (See Administration of the Fund--Automatic Unit Accretion Liquidations below.) Because the interest on the Compound Interest Bonds accrues but is not paid until their respective Payment Commencement Dates and because these Bonds may have been originally issued at a price less than their original stated principal amounts, the Compound Interest Bonds will be treated for Federal income tax purpose as having 'original issue discount'.

Holders of Units will accordingly be required to report as taxable income, in each year, a portion of this original issue discount prior to the receipt of the cash attributable to such income (see Taxes below).

     If a bankruptcy proceeding is commenced involving an issuer of a compound interest or original issue discount security, under Section 502(b)(2) of Title 11 of the United States Code, generally the claim of holders of the security would be limited to the initial public offering price of the security plus accrued but unpaid interest and the amortized portion of the difference between the original principal amount and the initial public offering price of the security to the commencement of the proceeding. Similar limitations may result under applicable state law. Similarly, the respective Bond Indentures under which the Compound Interest Bonds were issued generally provide that the bond trustee named in the Bond Indenture as the registered holder of the primary collateral for the Compound Interest Bonds (the 'Bond Trustee') may accelerate the Compound Interest Bonds if an event of default occurs and is continuing. Under these circumstances, the claim of a holder of a Compound Interest Bond may be limited to an amount equal to the then outstanding principal amount of the Compound Interest Bond plus accrued interest to the date of actual payment.

     For CASH OR ACCRETION BOND SERIES and SELECT SERIES, principal and interest payments received by a Bond Trustee will generally be used to pay interest on and the outstanding principal amount of classes of bonds with earlier stated maturities issued by the issuers of the Compound Interest Bonds before any principal or interest payments are applied to pay the principal or interest on the Compound Interest Bonds included in the Portfolio. For GNMA-Collateralized Bond Series, principal payments received by a Bond Trustee will generally be used to pay the outstanding principal amount of classes of bonds with earlier stated maturities issued by the issuers of the Bonds before any principal payment is applied to pay the principal on the Bonds included in the Portfolio. Thus, a degree of prepayment protection is provided. For certain Bond issues, the initial principal payments may be paid into a fund held by the Bond Trustee and, together with any cash reserves deposited by the issuer which may be used by the Bond Trustee to make any required payments of principal and interest on the bonds to the extent cash is not otherwise available, reinvested on behalf of the bondholders (including the Fund). Whenever, because of the reinvestment rate of interest, the amount of principal being prepaid or otherwise, the Bond Trustee does not believe it will have sufficient collateral if all the bonds remain outstanding, the Bond Trustee will prepay the appropriate amount of bonds so that the bonds then outstanding will be fully collateralized. The Bonds may also be redeemed at the option of the issuer under circumstances permitted under the respective Bond Indentures.

     The Fund may be an appropriate medium for investors who desire to participate in a portfolio of taxable fixed income bonds offering the safety of capital provided by an investment which is primarily secured by collateral backed by the guarantees of GNMA, FNMA or FHLMC (see below) and who wish to have a degree of prepayment protection from the effects of redemption by the issuers of similar securities due to the call protection features of the Bonds.

     The Bond Indentures require that the collateral for the Bonds of each issuer include Ginnie Maes, Fannie Maes or Freddie Macs with a principal amount which, together with any other collateral for the bonds held by the Bond Trustee for payments of principal on the bonds, will be at least equal to the aggregate unpaid principal amount of the bonds, and for the Ginnie Maes, Fannie Maes or Freddie Macs and other collateral held by the Bond Trustee for the bonds to produce a cash flow sufficient to make interest payments required to be made on the outstanding bonds until the earlier of the maturity of the bonds or their redemption. The foregoing assumes that there will be timely payment of principal and interest on the Ginnie Maes, Fannie Maes or Freddie Macs, that the issuers and the Bond Trustees will comply with the provisions of the Bond Indentures, and that collateral for the Bonds of each issuer is invested by the Bond Trustee in a manner which will produce the return anticipated at the time such investments are made. Frequently, as a condition to the issuance of a rating on the bonds, the rating agency will require the issuer to deposit excess collateral with the Bond Trustee to insure the availability of funds to make payments on outstanding bonds. This other collateral may include cash reserves or letters of credit which may be drawn upon to satisfy cash requirements. Thus, the Sponsors believe that the Bonds will be fully collateralized at all times.

     GNMA. For a description of GNMA and Ginnie Maes, see above under First GNMA Series.

     FNMA. The Federal National Mortgage Association ('FNMA') is a Federally chartered, privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. It is the nation's largest supplier of residential mortgage funds. FNMA was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market but was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. The Secretary of Housing and Urban Development exercises general regulatory power over FNMA. Although the Secretary of the Treasury has discretionary authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance FNMA's obligations or to assist FNMA in any other matter, and obligations issued by FNMA are not guaranteed by and do not constitute a debt or obligation of the United States or of any agency or instrumentality thereof other than FNMA. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors which may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing.

     FNMA Pass-throughs ('Fannie Maes'). Fannie Maes are certificates of beneficial interest evidencing pro rata undivided ownership interests in pools of residential mortgages either previously owned by FNMA or purchased by it in connection with the formation of a pool. FNMA guarantees the full and timely payment of principal and interest (adjusted to the pass-through rate) on the mortgage loans in the pool, whether or not received by FNMA or recovered by it in foreclosure. If FNMA were unable to fulfill its guaranty, distributions to holders of FNMA Certificates would consist solely of payments and other recoveries upon the underlying mortgages, and, accordingly, delinquencies and defaults would diminish distributions to the holders.

     FHLMC. The Federal Loan Mortgage Corporation ('FHLMC') is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 (the 'FHLMC Act'). The principal activity of FHLMC consists of the purchase of the first lien, fixed rate conventional mortgage loans and participations therein and the resale of these loans as participation certificates. Mortgage loans retained by FHLMC are financed by debt and equity capital.

     FHLMC PCs ('Freddie Macs'). Freddie Macs represent an undivided interest in identified pools of residential mortgages (a 'FHLMC Certificate group') purchased by FHLMC. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interest in whole loans or participations comprising another FHLMC Certificate group. FHLMC guarantees the full and timely payment of interest at the rate provided for by Freddie Macs on the unpaid principal balance outstanding on the underlying mortgage loans in the FHLMC Certificate group represented by the Freddie Mac, whether or not received. FHLMC also guarantees collection of all principal on the underlying mortgage loans, without any offset or deduction, but does not guarantee the timely payment of scheduled principal. Freddie Macs are not guaranteed by the United States or by any Federal Home

Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by, not entitled to, the full faith and credit of the United States.

     Liquidity. The Bonds in the Portfolio have been registered under the Securities Act of 1933 and, therefore, may be sold by the Fund at any time to provide funds for purposes of redemption of Units. However, the Securities are generally not listed on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System, Inc. Whether or not the Securities are listed, the principal trading market for the Securities will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent. However, taking into account the foregoing and other factors, the Sponsors believe that the Standard & Poor's rating of the Bonds and the nature of the Ginnie Maes, Fannie Maes or Freddie Macs and other collateral securing payments of principal and interest due on the Bonds make the Bonds adequately marketable for purposes of redemptions of Units by the Fund Trustee (see Redemption).

     Limited Assets and Limited Liability. Except as indicated under Investment Summary in Part A, the issuers of the Bonds generally are limited purpose corporations organized solely for the purpose of issuing GNMA, FNMA or FHLMC-collateralized bonds. The issuers thus do not have, nor are they expected in the future to have, any significant assets other than assets pledged to secure the GNMA, FNMA or FHLMC-collateralized bonds issued by them. None of the Bonds are guaranteed by the parent company or any other affiliate of any issuer. Consequently, holders of the Bonds (including the Fund) must rely upon payments on the collateral securing Bonds for the payment of principal and interest due. If the collateral is insufficient to make payments on those Bonds, it is unlikely that any other asset of the issuer will be available for payment of the deficiency. The collateral securing the Bonds of each issuer will be held by the Bond Trustee as security for the bonds of that issuer. Although payment of principal of, and interest on, Ginnie Maes, Fannie Maes or Freddie Macs securing the Compound Interest Bonds is guaranteed by GNMA, FNMA or FHLMC, the Bonds represent obligations solely of the issuers and are not insured or guaranteed by GNMA, FNMA or FHLMC or any other governmental agency. A default with respect to the Bonds of a particular issuer may not necessarily result from a corresponding default with respect to the Ginnie Maes, Fannie Maes or Freddie Macs securing those Bonds.

     Sale of Collateral on Default; Interest Rate Fluctuations. If an event of default occurs with respect to the Bonds of any issuer and the bonds are declared due and payable, there can be no assurance that the collateral securing the bonds will be sufficient to pay the principal and interest then due on the bonds. The value of the Ginnie Maes, Fannie Maes or Freddie Macs securing the bonds and the value of the property in which other collateral for the bonds have been invested in accordance with the respective Bond Indentures ('Eligible Investments') will fluctuate with changes in prevailing rates of interest generally. Consequently, the Ginnie Maes, Fannie Maes or Freddie Macs and the Eligible Investments may have to be liquidated at a discount from par value or from their purchase price, in which case the proceeds of liquidation might be less than the outstanding principal and interest due on the bonds. In that event, the issuer of the bonds may be unable to pay in full the principal and interest due on the bonds. However, the Bond Indentures generally provide that the Bond Trustees may, in their discretion if they determine the action to be in the best interests of the bondholders, refrain from liquidating the collateral for the bonds if the collateral continues to provide sufficient funds for the payment of principal of, and interest on, the bonds as the principal and interest would have become due had the bonds not been declared due and payable. The Bond Trustee would then continue to apply payments received from the Ginnie Maes, Fannie Maes or Freddie Macs and other collateral to the payment of principal and interest on the bonds and for other purposes as provided in the respective Bond Indentures. Furthermore, the Bond Indentures may prohibit the Bond Trustee from selling the Ginnie Maes, Fannie Maes or Freddie Macs and the other collateral unless (i) the proceeds from the sale are sufficient to pay in full the principal and accrued interest on the outstanding bonds of the Issuer at the date of the sale or (ii) the Bond Trustee determines that the Ginnie Maes, Fannie Maes or Freddie Macs and the other collateral would not be sufficient on an ongoing basis to make all payments on the bonds as they would have become due if the bonds had not been declared immediately due and payable and the Bond Trustee obtains, pursuant to the requirements of the relevant Bond Indenture, the consent of the requisite number of holders (including the Fund) of all or substantially all of the bonds.

     Payments Directly to the Issuers and Withdrawals of Collateral. The Bond Indentures pursuant to which the Bonds were issued may provide either that the issuer may recalculate the amount of collateral required by the Bond Indenture and may, under certain circumstances, withdraw excess collateral from the lien of the Bond Indenture, or that the Bond Trustee may, under certain circumstances, release to the issuer certain excess proceeds of the collateral from the lien of the Bond Indenture. Any amount so paid to any issuer will no longer be subject to the lien of the Bond Indenture or available to make payments on outstanding Bonds of the issuer.

PREFERRED STOCK AND PREFERRED STOCK PUT SERIES

     An investment in Units of the Fund should be made with an understanding of the risks which an investment in preferred stocks may entail, including the risk that the value of the Portfolio and hence of the Units will decline with increases in interest rates. There have been recent wide fluctuations in interest rates and thus in the value of preferred stocks generally. The Sponsors cannot predict future economic policies or their consequences, or, therefore, the course or extent of any similar fluctuations in the future.

     Holders of preferred stocks of the type held in the Portfolio have the right to receive dividends at a fixed or adjustable rate, as the case may be, when and as declared by the issuer's Board of Directors but do not participate in other amounts available for distribution by the issuing corporation. Preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to holders of the cumulative preferred stock before holders of common stock may receive a dividend. For that reason, preferred stocks entail less risk than common stocks. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, the issuance of debt securities or senior issues of preferred stock may create prior claims for payment of principal, interest and dividends which could adversely affect the ability of the issuer to pay dividends or the rights of holders of preferred stock with respect to the assets of the issuer upon liquidation.

     From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. Enactment into law of such a proposal would adversely affect the after-tax return to corporate investors who can take advantage of the deduction.

THE FOLLOWING INFORMATION PERTAINS TO THE PREFERRED STOCK PUT SERIES

Sellers

     The Securities in these Funds were acquired from one or more savings banks, savings and loan associations and similar institutions ('thrifts') or insurance companies or affiliates of any of the foregoing (the 'Seller' or 'Sellers') which have committed under certain circumstances described below to repurchase the Securities from the Fund ('purchase commitment'). In view of the fact that each Security is backed by a purchase commitment of a Seller, an investment in Units of these Funds should be made with an understanding of the characteristics of these institutions and of the risks which such an investment may entail.

     Historically, thrifts primarily financed residential and commercial real estate by making fixed-rate mortgage loans and funded those loans from various types of deposits. Thrifts were restricted as to the types of accounts which could be offered and the rates that could be paid on those accounts. During previous periods of high interest rates, large amounts of deposits were withdrawn as depositors invested in Treasury bills and notes and in money market funds which provided liquidity and high yields not subject to regulation. As a result the cost of thrifts' funds exceeded income from mortgage loan portfolios and other investments, and their financial positions have been adversely affected. Laws and regulations eliminating interest rate ceilings and restrictions on types of accounts that may be offered by thrifts were designed to permit thrifts to compete for deposits on the basis of current market rates and to improve their financial positions. (See Other Risk Factors--Obligations of Banks and Other Financial Institutions below for a further discussion of financial institutions; see general discussion of insurance companies above for information concerning Sellers who are insurance companies.) However, the Funds containing Securities purchased from thrifts have been structured so that, notwithstanding interest rate fluctuations and any consequent changes in the financial positions of Sellers, investors in the Units should in any event rely solely on the Collateral for the performance of the purchase commitments. Accordingly, the Sponsors have structured the collateralization provisions to afford to investors in the Units security which, in the opinion of the Sponsors, is reasonably adequate to support the purchase commitments without regard to the ability of the Sellers to meet these commitments or to provide additional Collateral if called for. (See Collateralized Purchase Commitments below.)

     Investors should recognize that they are subject to having all or part of the principal amount of their investment returned prior to the termination date of the Fund if a thrift becomes or is deemed to be insolvent or in any of the situations outlined under Purchase Commitments below.

     The thrift industry has experienced severe strains as demonstrated by the failure of numerous savings banks and savings and loan associations. One consequence of this was the insolvency of the deposit insurance fund of the Federal Savings and Loan Insurance Corporation ('FSLIC'). As a result, in 1989 Congress enacted the Financial Institutions Reform, Recovery and Enforcement Act ('FIRREA') which significantly altered the legal rules and regulations governing banks and thrifts. Among other things, FIRREA abolished the FSLIC and created a new agency, the Resolution Trust Corporation ('RTC'), investing it with certain of the FSLIC's powers. The balance of the FSLIC's powers were transferred to the Federal Deposit Insurance Corporation ('FDIC'). Under FIRREA, as subsequently amended in 1990, the RTC was appointed as receiver or conservator of thrifts that failed between January 1, 1989 and October 1, 1993 if their deposits, prior to FIRREA, were insured by the FSLIC. The FDIC is to be appointed as receiver or conservator for all thrifts that fail on or after October 1, 1993. While legislation that would transfer responsibility for thrifts that were the RTC's responsibility prior to October

1, 1993 back to the RTC until as late as March 31, 1995 has been under consideration in the U.S. Congress, there is no certainty that it will be enacted in any form.

     FIRREA generally permits the FDIC or the RTC, as the case may be, to prevent the exercise of a Seller's Insolvency purchase commitment and empowers that agency to repudiate a Seller's contracts, including a Seller's other purchase commitments. FIRREA also creates a risk that damages against the FDIC or RTC would be limited and that investors could be left without the full protections afforded by the Purchase Commitments and the Collateral.

     Policy statements adopted by the FDIC and the RTC concerning collateralized repurchase commitments have substantially ameliorated these risks for the Funds. According to these policy statements, the FDIC or the RTC, as conservator or receiver, will not assert the position that it can repudiate the repurchase commitments without the payment of damages from the collateral, and will instead either (i) accelerate the collateralized repurchase commitments, in which event payment will be made under the repurchase commitments to the extent of available collateral, or (ii) enforce the repurchase commitments, except that any insolvency clause would not be enforceable against the FDIC and the RTC. Should the FDIC choose to accelerate, however, there is some question whether the payment made would include interest on the defaulted Debt Obligations for the period after the appointment of the receiver or conservator through the payment date.

     Investors should realize that should the FDIC or the RTC make payment under a Purchase Commitment prior to the scheduled maturity or disposition dates of the related Debt Obligation their investment will be returned sooner than originally anticipated.

     The possibility of such early payment has been increased significantly by the enactment in December 1991 of the Federal Deposit Insurance Corporation Improvement Act of 1991 ('FDICIA'). FDICIA requires federal regulators of insured banks, savings banks, and thrifts to act more quickly to address the problems of undercapitalized institutions than previously, and specifies in more detail the actions they must take. One such requirement virtually compels the appointment of a receiver or conservator for any institution when its ratio of tangible equity to total assets declines to two percent. Others force aggressive intervention in the business of an institution at even earlier stages of deterioration.

     Each Seller has made its purchase commitments only with respect to Securities which that Seller has sold; consequently, if a particular Seller fails to meet its commitments, no recourse is available against any other Seller. The Sponsors have agreed that the sole recourse in connection with any default, including insolvency, by a Seller whose purchase commitments are collateralized will be to exercise available remedies with respect to that Seller's Collateral on deposit with the Collateral Agent; should this Collateral be insufficient, therefore, it will not be possible to pursue any default judgment against the Seller.

     Each Seller that is subject to regulations by the New York Superintendent of Banks has agreed to provide without charge to each person to whom this prospectus is delivered, upon written request, a copy of its financial statement most recently prepared for delivery to depositors in accordance with the banking laws of the State of New York and the regulations prescribed by the New York Superintendent of Banks thereunder. Each Seller which is a thrift that is not subject to regulation by the New York Superintendent of Banks has agreed to provide without charge to each person to whom this prospectus is delivered, upon written request, a copy of its most recent audited financial statements. Each Seller that is an insurance company has agreed to provide without charge to each person to whom this prospectus is delivered, upon written request, a copy of its financial statements most recently prepared for delivery to policy holders in accordance with the insurance laws of the jurisdiction under which the Seller is chartered or otherwise organized and the regulations thereunder, or other applicable laws, rules and regulations. Written requests should be directed to the Trustee.

Purchase Commitments

     Pursuant to a purchase commitment made by each Seller, the Trustee may at any time not later than two hours after the Evaluation Time on any Purchase Date (annual for the FIRST THROUGH THIRD PREFERRED STOCK PUT SERIES and semi-annual for subsequent Preferred Stock Put Series) as set forth under Investment Summary in Part A (or if a Purchase Date is not a business day, on the next business day thereafter), deliver written notice requiring the Seller of any Security sold by it to the Fund to purchase the Security if necessary to satisfy redemptions of Units (a 'Liquidity Purchase'). Settlement of the purchase of a Security by a Seller will occur on the seventh calendar day following the Purchase Date (or if the seventh calendar day is not a business day, on the next business day thereafter). Additionally, if the Sponsors elect to remarket Units which have been received at or before the Evaluation Time on any Purchase Date (the 'Tendered Units'), each Seller of the Sixth Preferred Stock Put Series has committed to purchase from the Fund Securities sold by that Seller to the extent necessary to satisfy any tenders of Tendered Units for redemption by the Sponsors between the Evaluation Time and the close of business on the tenth business day following the Purchase Date. Any such purchase will take place on the date 15 business days after the Purchase Date.

     Each Seller, severally and not jointly, has also made the following commitments with respect to each Security sold by it: (i) to purchase at any time on 14 calendar days' notice (seven calendar days' notice for the Sixth Preferred Stock Put Series) any Security if the issuer should fail to make any sinking fund or other redemption payments related to the Securities it has issued or fail to declare and pay a dividend at a rate at least equal to the dividend rate prescribed for the Preferred Stock at issuance (the 'Stated Dividend Rate') (a 'Default Purchase'); (ii) to purchase at any time immediately (on 14 calendar days' notice for the FIRST PREFERRED STOCK PUT SERIES) all Securities if a Seller becomes or is deemed to be bankrupt or insolvent (an 'Insolvency Purchase'); and (iii) (except with respect to the FIRST PREFERRED STOCK PUT SERIES) to purchase on 14 calendar days' notice (seven calendar days' notice for the SIXTH PREFERRED STOCK PUT SERIES) prior to the Final Disposition Date as listed under Portfolio all Preferred Stocks remaining in the Fund on the Final Disposition Date (a 'Disposition Purchase'). (With respect to clause (ii) of the previous sentence, although a bankrupt Seller would likely be incapable of honoring the Insolvency Purchase commitment, for the SECOND PREFERRED STOCK PUT AND SUBSEQUENT PUT SERIES the Insolvency Purchase commitment would create for the Fund an immediate right to the Seller's collateral. The ability of the Fund to exercise this right is described above under Sellers.)

     Any purchase of a Security from the FIRST PREFERRED STOCK PUT SERIES as described in this paragraph will be at a price (the 'Put Price') equal to the fair market value of the Preferred Stock together with the Default and Insolvency Purchase Commitments on the fifty-third day after the Date of Deposit, as determined by the Evaluator. The Put Price of a Security purchased from the SECOND THROUGH FIFTH PREFERRED STOCK PUT SERIES as described in this paragraph will be equal to the cost of that Security to the Fund increased or decreased by any increase or decrease in the evaluation of that Security without the purchase commitments between the Date of Deposit and the forty-sixth day after settlement for purchase of the Preferred Stocks. For the SIXTH PREFERRED STOCK PUT SERIES, the Put Price for any Liquidity or Disposition Purchase of a Security will be equal to its original cost to the Fund, while any Default or Insolvency Purchase will be at its Put Price plus (or minus) the portion of any discount (or premium) which has accrued (or amortized) to the repurchase date. With respect to any missed dividend, any purchase will also include an amount equal to such missed dividend. With respect to the FIRST PREFERRED STOCK PUT SERIES, the amount for any missed dividend will be calculated so that every Holder receives what he would have received from the payment of the dividend, after taxes and other applicable charges, were he subject to Federal income taxation at the maximum tax rate applicable to corporations and entitled to a deduction for dividends received by the Fund at the maximum percentage applicable to corporations.

     If the sale of a Security by the Fund to a third party is necessary to satisfy redemptions of Units prior to the Security's final redemption or disposition date, the related Liquidity Purchase and Disposition Purchase commitments will be transferable and will be exercisable by the buyer free from the restriction that the annual or semi-annual purchase right may only be exercised to satisfy redemption of Units. The Default Purchase and Insolvency Purchase commitments also will not terminate upon disposition of the Security by the Fund. Prior to the sale of Securities by the Fund to a third party, the Seller will have the right to purchase the Securities at a price equal to the greater of the Put Price or the price offered by the third party (then current market value or may separately pay for the cancellation of all or some of the purchase commitments related thereto for the FIRST PREFERRED STOCK PUT SERIES).

     In addition, with respect to the FIRST PREFERRED STOCK PUT SERIES, under certain circumstances relating to actions by Federal or state regulatory authorities, the Seller has the right to substitute a new obligor for the purchase commitments so long as (i) the Units would continue to be rated AAA by Standard & Poor's; (ii) the new obligor shall have issued or guaranteed obligations rated AAA by Standard & Poor's; and (iii) the fair market value of the Seller's Securities, including its purchase commitments, after the substitution shall, in the opinion of the Evaluator, remain at least 97.5% of their fair market value prior to the substitution. As a condition to its sale of the Securities, the Seller has required that it be permitted to act as agent with respect to waivers, amendments or other modifications to the Securities sold by it. As agent, the Seller shall make all decisions regarding amendments to the Securities sold by it, but prior to taking any action relating to the face amount, liquidation value, dividend rate or redemption schedule of a Security, it shall notify the Agent for the Sponsors whether it recommends approval or rejection of the proposed change. In the event that the Agent for the Sponsors disapproves of the proposed action, the Seller will have a right to purchase the Security at a price equal to no less than its Put Price.

Collateralized Purchase Commitments (SECOND AND SUBSEQUENT PREFERRED STOCK PUT SERIES)

     The purchase commitments of each Seller to these Series are secured by a security interest in 'Eligible Collateral'. Eligible Collateral may consist of mortgage-backed securities issued by private parties and guaranteed as to full and timely payment of interest and principal by GNMA or FNMA, mortgage-backed securities issued and guaranteed as to full and timely payment of interest and full collection of principal by FHLMC, conventional, FHA insured, VA guaranteed and privately insured mortgages ('Mortgages'), debt obligations of states and their political subdivisions and public authorities ('Municipal Obligations'), debt obligations of public nongovernmental corporations, or in the case of the SIXTH PREFERRED STOCK PUT SERIES, preferred stocks of such corporations ('Corporate Obligations'), U.S. Government securities and cash. For a description of GNMA, FNMA and FHLMC obligations, see above under Cash or Accretion Bond Series and Select Series. The remaining types of Eligible Collateral are described below. In addition, Eligible Collateral may also consist of other securities with collateral requirements specified by the Sponsors. The types of Eligible Collateral and the lowest required percentages of the aggregate market value of each type to the aggregate Put Prices of the Securities (the 'Collateral Requirements') are as follows:


TYPE OF ELIGIBLE COLLATERAL                                 REQUIRED PERCENTAGE
--------------------------------------------------------------------------------
Cash........................................................               105%
U.S. Governments............................................               113
GNMA Pass-Throughs..........................................               145
FNMA Pass-Throughs..........................................               155
FHLMC PCs...................................................               155
Mortgages...................................................               170
Municipal Obligations.......................................               150
Corporate Obligations--Bonds................................               155
Corporate Obligations--Preferred Stocks.....................               160


     The market value of all collateral other than cash is to be determined no less often than quarterly. If on any valuation date it is determined that the aggregate market value of the Eligible Collateral does not satisfy the applicable Collateral Requirements, additional Eligible Collateral must be delivered. Eligible Collateral may be withdrawn or substituted at any time, provided that the remaining or substituted Eligible Collateral meets the applicable Collateral Requirements. Although the Sponsors believe that the Collateral Requirements are sufficient to provide a high degree of protection against loss on the Preferred Stocks, investors in the Units should be aware that if liquidation of the collateral is required and proves insufficient to provide for payment in full of the Put Price and any past unpaid dividends on such Preferred Stocks, then the full amount of their investment could not be returned.

     Mortgages--In order to be eligible as Collateral a Mortgage must either be insured by FHA or guaranteed by VA or must (i) secure a loan not in excess of 80% of the lesser of the purchase price or appraised value, (ii) be secured by a first lien on a single-family (one unit) detached structure that at the time of origination was owner-occupied and designated and intended for use as a primary residence, (iii) not have had any payment of principal or interest or escrow payment in arrears for 60 or more days at any time during the twelve months preceding its pledge date and, as of its pledge date, have no payments more than 30 days due and unpaid, (iv) provide for level monthly payments of principal and interest for an original term to maturity not in excess of 30 years, (v) bear interest at a fixed annual rate and (vi) if originated subsequent to January 1, 1977, be written on then-applicable FHLMC/FNMA documentation.

        FHA Insurance--The regulations governing the FHA single family programs under which a Mortgage may be insured provide that a mortgage will be considered to be in default if the mortgagor fails to make any payment or perform any other obligation under the mortgage and such failure continues for a period of thirty days. Insurance benefits are payable to the mortgagee either upon foreclosure or other acquisition of the property (which, in either case, may be subject to certain delays) or upon assignment of the defaulted mortgage to the United States Department of Housing and Urban Development ('HUD'). Under most FHA insurance programs for single family residences the Federal Housing Commissioner has the option of paying insurance claims in cash or in debentures, although current FHA policy is to pay insurance claims in cash.

        VA Guarantee--Claims for the payment of a VA guarantee may be submitted when any default of the mortgagor continues for a period of three months. A guarantee may be paid without the mortgagee instituting foreclosure proceedings or otherwise acquiring title. The maximum amount of guarantee that may be paid is limited to the lesser of (1) sixty percent (60%) of the original principal balance of the mortgage loan or (2) $27,500 for mortgage loans made on or after October 7, 1980. The liability on the guarantee is reduced or increased pro rata with any reduction or increase in the amount of the indebtedness.

        Private Mortgage Insurance--Private mortgage insurance policies currently being issued by private mortgage insurers approved by FHLMC contain provisions substantially as follows: (a) the private mortgage insurer must pay a claim, including unpaid principal, accrued interest and certain expenses, within 60 days of presentment of the claim by the insured; (b) in order for the insured to present a claim, the insured must have acquired, and tendered to the insurer, title to the property free and clear of all liens and encumbrances including any right of redemption by the mortgagor; (c) when a claim is presented, the insurer will have the option of paying the claim in full and taking title to the property and arranging for its sale or of paying the insured percentage of the claim (the insured percentages vary but are customarily 20-25% of the claim) and allowing the insured to retain title to the property; and (d) claims may also be settled by the insurer at the option of the insured for actual losses where such losses are less than the insured percentage of the claim.

        Delays in Foreclosure--Mortgages insured by FHA or guaranteed by VA are subject to current Federal regulations which provide that a mortgagee may not initiate foreclosure proceedings on an FHA insured or VA guaranteed loan unless at least three full monthly installments are due and unpaid. An administrative appeal prior to foreclosure is available to a mortgagor, and, if the mortgagor utilizes this procedure, the foreclosure may be delayed an additional three months. No delay in the foreclosure action is required if the property is encumbered by an FHA/VA mortgage and is abandoned by the mortgagor.

     Municipal Obligations--Debt Obligations issued by or on behalf of states or their political subdivisions or public authorities, bearing interest at a fixed or variable rate, insured as to timely payments of principal and interest due and rated at least BBB by Standard & Poor's (or another acceptable rating agency).

     U.S. Government Securities--Direct obligations of the United States that mature within 30 years at the time of being pledged under the Collateral Agreement.

     Corporate Obligations--Marketable direct obligations of public, nongovernmental corporations payable in U.S. dollars, bearing dividends or interest at a fixed or variable rate and rated at least A, or marketable preferred stocks bearing dividends rated at least BBB, by Standard & Poor's (or another acceptable rating agency at the time rating the Fund).

Liquidity

     All of the Securities in PREFERRED STOCK PUT SERIES were purchased by the Sponsors from the Sellers and were originally acquired by one of the Sellers in the ordinary course of its business and held in its investment portfolio or the portfolios of its subsidiaries prior to the sale of the Sponsors. There may be no established secondary market for certain of the Securities initially deposited in the Portfolios of these Series. However, based upon the experience of the Sponsors in the markets which are established for similar Securities and based upon the Sponsors' analysis of the market for Securities similar to those in the Portfolio (including Securities subject to purchase commitments and 'puts' which have been marketed to the public in recent years) for which there is no established market, the Sponsors believe that there should be a readily available market among institutional investors for these Securities in the event it is necessary to sell these Securities to meet redemptions of Units. In addition, upon the sale of a Security to meet redemptions by the Fund to a third party prior to the Security's final redemption or disposition date, the related Liquidity Purchase and any Disposition Purchase commitment will be exercisable by the buyer free from the restriction that the annual or semi-annual purchase right may only be exercised to satisfy redemptions of Units.

     Liquidity of the Fund is additionally augmented by the Sellers' Liquidity Purchase commitments in the event it is necessary to sell any Securities to meet redemptions of Units. There can be no assurance that the prices that can be obtained for the Securities at any time in the open market will exceed the Put Prices of the Securities. In addition, the Evaluator has valued the Securities due in large part to the existence of the Sellers' Liquidity Purchase and any Disposition Purchase commitments, which are transferable if the Security is sold to meet redemptions. Because these Purchase commitments may be called upon during the life of the Fund, the Securities are comparable to short-term instruments and carry a yield comparable to instruments of short-term maturity issued by obligors of similar credit standing.

     The Portfolio may consist partly of privately placed issues of Securities. Any privately placed issues, while not registered under the Securities Act of 1933, have in most cases been held by the Sellers for more than three years and would therefore generally be transferable in the open market without registration. Any Securities that are not freely transferable should be readily marketable to institutional investors. However, if the Sellers should become unable to honor their purchase commitments and the Trustee is consequently forced to sell these Securities in the open market, it is possible that the price realized on this sale of these Securities would be adversely affected by the absence of an established secondary market for certain of these Securities.

OTHER RISK FACTORS

     As set forth under Investment Summary in Part A, the Fund may contain or be concentrated in one or more of the classifications of obligations referred to below. An investment in Units of the Fund should be made with an understanding of the risks which these investments may entail, certain of which are described below.

Utilities

     The ability of utilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors, including the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities, in particular investor-owned utilities, are subject to extensive regulation relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations.

     The demand for a utility's services is influenced by, among other factors, competition, weather conditions and economic conditions. Electric utilities, for example, have experienced increased competition as a result of the availability of other energy sources, the effects of conservation on the use of electricity, self-generation by industrial customers and the generation of electricity by co-generators and other independent power producers. Also, increased competition will result if federal regulators determine that utilities must open their transmission lines to competitors. Utilities which distribute natural gas also are subject to competition from alternative fuels, including fuel oil, propane and coal.

     The utility industry is an increasing cost business making the cost of generating electricity more expensive and heightening its sensitivity to regulation. A utility's costs are influenced by the utility's cost of capital, the availability and cost of fuel and other factors. In addition, natural gas pipeline and distribution companies have incurred increased costs as a result of long-term natural gas purchase contracts containing 'take or pay' provisions which require that they pay for natural gas even if natural gas is not taken by them. There can be no assurance that a utility will be able to pass on these increased costs to customers through increased rates. Utilities incur substantial capital expenditures for plant and equipment. In the future they will also incur increasing capital and operating expenses to comply with environmental legislation such as the Clean Air Act of 1990, and other energy, licensing and other laws and regulations relating to, among other things, air emissions, the quality of drinking water, waste water discharge, solid and hazardous substance handling and disposal, and siting and licensing of facilities. Environmental legislation and regulations are changing rapidly and are the subject of current public policy debate and legislative proposals. It is increasingly likely that some or many utilities will be subject to more stringent environmental standards in the future that could result in significant capital expenditures. Future legislation and regulation could include, among other things, regulation of so-called electromagnetic fields associated with electric transmission and distribution lines as well as emissions of carbon dioxide and other so-called greenhouse gases associated with the burning of fossil fuels. Compliance with these requirements may limit a utility's operations or require substantial investments in new equipment and, as a result, may adversely affect a utility's results of operations.

     The electric utility industry in general is subject to various external factors including (a) the effects of inflation upon the costs of operation and construction, (b) substantially increased capital outlays and longer construction periods for larger and more complex new generating units, (c) uncertainties in predicting future load requirements, (d) increased financing requirements coupled with limited availability of capital, (e) exposure to cancellation and penalty charges on new generating units under construction, (f) problems of cost and availability of fuel, (g) compliance with rapidly changing and complex environmental, safety and licensing requirements, (h) litigation and proposed legislation designed to delay or prevent construction of generating and other facilities, (i) the uncertain effects of conservation on the use of electric energy, (j) uncertainties associated with the development of a national energy policy, (k) regulatory, political and consumer resistance to rate increases and (l) increased competition as a result of the availability of other energy sources. These factors may delay the construction and increase the cost of new facilities, limit the use of, or necessitate costly modifications to, existing facilities, impair the access of electric utilities to credit markets, or substantially increase the cost of credit for electric generating facilities. In addition, there are various proposals for a new energy tax before Congress. The Sponsors cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Debt Obligations.

     The National Energy Policy Act ('NEPA'), which became law in October, 1992, makes it mandatory for a utility to permit non-utility generators of electricity access to its transmission system for wholesale customers, thereby increasing competition for electric utilities. NEPA also mandated demand-side management policies to be considered by utilities. NEPA prohibits the Federal Energy Regulatory Commission from mandating electric utilities to engage in retail wheeling, which is competition among suppliers of electric generation to provide electricity to retail customers (particularly industrial retail customers) of a utility. However, under NEPA, a state can mandate retail wheeling under certain conditions.

     There is concern by the public, the scientific community, and the U.S. Congress regarding environmental damage resulting from the use of fossil fuels. Congressional support for the increased regulation of air, water, and soil contaminants is building and there are a number of pending or recently enacted legislative proposals which may affect the electric utility industry. In particular, on November 15, 1990, legislation was signed into law that substantially revises the Clean Air Act (the '1990 Amendments'). The 1990 Amendments seek to improve the ambient air quality throughout the United States by the year 2000. A main feature of the 1990 Amendments is the reduction of sulphur dioxide and nitrogen oxide emissions caused by electric utility power plants, particularly those fueled by coal. Under the 1990 Amendments the U.S. Environmental Protection Agency ('EPA') must develop limits for nitrogen oxide emissions by 1993. The sulphur dioxide reduction will be achieved in two phases. Phase I addresses specific generating units named in the 1990 Amendments. In Phase II the total U.S. emissions will be capped at 8.9 million tons by the year 2000. The 1990 Amendments contain provisions for allocating allowances to power plants based on historical or calculated levels. An allowance is defined as the authorization to emit one ton of sulphur dioxide.

     The 1990 Amendments also provide for possible further regulation of toxic air emissions from electric generating units pending the results of several federal government studies to be conducted over the next three to four years with respect to anticipated hazards to public health, available corrective technologies, and mercury toxicity.

     Electric utilities which own or operate nuclear power plants are exposed to risks inherent in the nuclear industry. These risks include exposure to new requirements resulting from extensive federal and state regulatory oversight, public controversy, decommissioning costs, and spent fuel and radioactive waste disposal issues. While nuclear power construction risks are no longer of paramount concern, the emerging issue is radioactive waste disposal. In addition, nuclear plants typically require substantial capital additions and modifications throughout their operating lives to meet safety, environmental, operational and regulatory requirements and to replace and upgrade various plant systems. The high degree of regulatory monitoring and controls imposed on nuclear plants could cause a plant to be out of service or on limited service for long periods. When a nuclear facility owned by an investor-owned utility or a state or local municipality is out of service or operating on a limited service basis, the utility operator or its owners may be liable for the recovery of replacement power costs. Risks of substantial liability also arise from the operation of nuclear facilities and from the use, handling, and possible radioactive emissions associated with nuclear fuel. Insurance may not cover all types or amounts of loss which may be experienced in connection with the ownership and operation of a nuclear plant and severe financial consequences could result from a significant accident or occurrence. The Nuclear Regulatory Commission (the 'NRC') has promulgated regulations mandating the establishment of funded reserves to assure financial capability for the eventual decommissioning of licensed nuclear facilities. These funds are to be accrued from revenues in amounts currently estimated to be sufficient to pay for decommissioning costs.

     Telecommunications. The Portfolio may contain obligations of companies engaged in providing local, long-distance and cellular services, in the manufacture of telecommunications products and in a wide range of other activities including directory publishing, information systems and the operation of voice, data and video telecommunications networks. Technological innovations in fiber optics, cellular products and services, voice messaging, call waiting and automatic dialing offer additional potential for significant expansion. Advances like formation of a national cellular grid should also contribute to the anticipated growth of this industry. The Fund may contain obligations of the Regional Bell Holding Companies ('RBOCs') which were spun off from AT&T in 1984 pursuant to approval of the U.S. District Court for the District of Columbia (the 'Court'), implementing a consent decree relating to antitrust proceedings brought by the U.S. Department of Justice. The RBOCs include: Ameritech Corporation, Bell Atlantic Corporation, BellSouth Corporation, NYNEX Corporation, Pacific Telesis Group, Southwestern Bell Corporation and U.S. West, Inc. These companies provide near monopoly local and intrastate telephone service as well as cellular and other generally unregulated services. The Fund may contain obligations of certain independent telephone companies which are subject to regulation by the Federal Communications Commissions (the 'FCC') and state utility commissions but not subject to the consent decree binding the RBOCs and AT&T or of certain long-distance telecommunications carriers, certain tele-communications equipment manufacturers or of U.S. companies which provide telecommunitions services or equipment mainly outside the United States. International communications facilities in the United States are also subject to the jurisdiction of the FCC, and the provision of service to foreign countries is subject to the approval of the FCC and the appropriate foreign governmental agencies.

     In accordance with the consent decree, the RBOCs provide local telephone service, including exchange access for long-distance companies, and may provide directory advertising and new customer equipment. Many of the RBOCs, pursuant to waivers, may also engage in a broad range of businesses including foreign consulting, servicing computers and marketing or leasing office equipment. AT&T provides interexchange long distance telephone service in competition with numerous other providers and certain other products, services and customer equipment.

     The Court's order approving the consent decree provided for periodic reviews of the restrictions imposed by it. In April 1990, a Federal appeals court directed the Court to review its ruling that restricts RBOC involvement in the information services business and to determine whether removal of the information services restriction would be in the public interest. On July 25, 1991, the Court lifted the information services ban. Other portions of the consent decree are being litigated. As RBOCs are released from the restrictions of the 1984 divestiture decree, they and other telephone companies are being freed to create new products, services and businesses. For example, a federal district court recently permitted Bell Atlantic to enter the cable business and it has recently proposed a merger with Tele-Communications, Inc., a large cable corporation. Bills have been introduced in the U.S. House of Representatives and the Senate that would require the RBOCs to pass a competitive market test that would block them from offering information services in the near future.

     The independent telephone companies, like the RBOCs, provide local telecommunications services, but operate in a more limited area. These companies are not subject to the consent decree and therefore can provide the full range of telecommunications services including local exchange services, the installation of business systems, telephone consulting, the manufacture of telecommunications equipment, operation of voice and data networks and directory publishing. Cellular service is providing an increasing component of the revenues of the RBOCs and independent telephone companies. Both the RBOCs and independents are subject to regulation by the FCC and state regulatory authorities. The FCC also has the power to regulate the types of telecommunications equipment which may be used and therefore may affect the business of companies in the manufacturing of telecommunications equipment. Long-distance companies which provide long-distance telecommunications services are subject to regulation by the FCC. The long-distance industry is consolidating into larger carriers.

     Certain telecommunications services have in the past been fairly resistant to recession with the exception of long-distance carriers. During the recession of 1982-83, growth in access lines simply slowed down for the independent telephone companies and only one of the predecessor Bell operating companies experienced such a downturn. The Sponsors believe that companies in the telephone business may remain resistant to recession the next few years and may experience some growth in access lines and message units. Cellular telephone service should continue to expand, although at lesser rates of growth than in the recent past. Also, ongoing technological change may lead to an increase in the development of new services such as voice messaging, call screening and automatic dialing and the demand for business services such as the use of fax machines and the movement of data information should continue to grow. Of course, there can be no assurance that dividends on the Stocks in the Fund will be increased or maintained.

     Business conditions in the telecommunications industry may affect the performance of the Fund. The FCC and certain state utility regulators have introduced certain incentive plans such as price-cap regulation which apply to certain portions of the business of certain local exchange carriers. Price-cap regulation offers local exchange carriers an opportunity to share in higher earnings provided they become more efficient. These new approaches to regulation by the FCC and various state or other regulatory agencies result in increased competition and could lead to greater risks as well as greater rewards for operating telephone companies such as those in the Fund. Technology has tended to offset the effects of inflation and is expected to continue to do so. Under traditional regulation, continuing cost increases, to the extent not offset by improved productivity and revenues from increased volume of business, would result in a decreasing rate of return and a continuing need for rate increases. Although allowance is generally made in ratemaking proceedings for cost increases, delays may be experienced in obtaining the necessary rate increases through these proceedings and there can be no assurance that these regulatory commissions in the future will grant rate increases adequate to cover operating and other expenses and debt service requirements. The long-distance industry has been increasingly opened to competition over the last number of years. As a result, the major long-distance companies compete actively for market share. Indeed, to meet increasing competition, telecommunications companies will have to commit substantial capital, technological and marketing resources.

     Cellular and cable companies provide wireless services including paging, dispatch and cellular services throughout the U.S. Most of the RBOCs, as well as long distance companies, are seeking to increase their share of the cellular market in view of perceived future growth prospects. It is unclear what effect, if any, increased competition between wireless and traditional services will have on the telecommunications industry including proposed mergers between Bell Atlantic and Tele-Communications, Inc. and the competing bids by QVC and Viacom for Paramount Communications. Other potential competition for local service has also developed. The deregulated cellular telephone industry has a limited operating history and there is significant uncertainty regarding its future, particularly with regard to increased competition, the continued growth in the number of customers, the usage and pricing of cellular services, and the cost of providing cellular services, including the cost of attracting new customers, developing new technology and the ability to obtain licenses to provide cellular services. Recent industry developments, such as the proposed purchase of McCaw Cellular Communications Inc., the largest U.S. cellular carrier, by AT&T, may provide increased competition and reduced revenues from cellular service for RBOCs and independent telephone companies. The uncertain outcomes of future labor agreements and employee and retiree benefit costs may also have a negative impact on profitability. Telephone usage, and therefore revenues, could also be adversely affected by any sustained economic recession. Each of these problems would adversely affect the profitability of the telecommunications issuers of the Securities, the value of the Securities and the ability of the issuers of the Securities to meet their obligations.

     Telecommunications equipment companies design, manufacture, and distribute telecommunication equip-ment such as central office switching equipment, switches, displays, mobile and cellular equipment and systems, network transmission equipment, PBXs, satellite, microwave, antennas, and digital communication networks. Growth of these companies may result from telephone service industry expansion, modernization requirements and possible new technology such as interactive television. As less developed countries modernize their telecommunications infrastructure, the demand for these products increases. This segment of the industry is subject to rapidly changing technology and the risk of technological obsolescense. This sector of the industry is generally not subject to regulation as other telecommunications issuers are.

     In addition, the portfolio may contain securities issued by telephone companies which provide telecommunications services or equipment outside the United States; these companies are subject to regulation by foreign governments or governmental authorities which have broad authority regulating the provision of telecommunications services and the use of certain telecommunication equipment. Consequently, certain Securities in the Fund may be affected by the rules and regulations adopted by regulatory agencies in other countries from time to time. In addition, foreign telecommunications companies state earnings and pay dividends in a non-United States currency. Therefore, the United States dollar value of the stock and dividends of these companies will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Also, investment risks will include future political and economic development, the establishment of exchange controls or other governmental restrictions that might adversely affect the payment or receipt of payment of dividend on, or the value of, the relevant securities.

Banks and Other Financial Institutions

     Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of financial institutions is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General depositor worries over perceived risks at many banks may keep funding costs unusually high. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect an institution's ability to meet its obligations.

     Since the late 1980s, the ratings of U.S. and foreign banks and holding companies were subject to extensive downgrades due primarily to deterioration in asset quality and the attendant impact on earnings and capital adequacy. Major U.S. banks, in particular, suffered from a decline in asset quality in the area of loans to Lesser Developed Countries ('LDCs'), construction and commercial real-estate loans and lending to support Highly Leveraged Transactions ('HLTs'). LDC and HLT problems have been largely addressed, although construction and commercial real estate loans remain areas of some concern. The FDIC indicated that in 1990 168 federally insured banks with an aggregate total of $15.7 billion in assets failed, and that in 1991 124 federally insured banks with an aggregate total of $64.3 billion in assets failed. During 1992, the FDIC resolved 120 failed banks with combined assets of $44.2 billion. Consumer loans would almost certainly begin to deteriorate should economic and employment conditions worsen. These factors also affect bank holding companies and other financial institutions, which may not be as highly regulated as banks and may be more able to expand into other non-financial and non-traditional businesses.

     The Resolution Trust Corporation Refinancing, Restructuring and Improvement Act of 1991 and FDICIA imposed many new limitations on the way in which banks, savings banks, and thrifts may conduct their business and mandated early and aggressive regulatory intervention for unhealthy institutions. Periodic efforts by recent Administrations to introduce legislation broadening the ability of banks and thrifts to compete with new products have not been successful, but if enacted could lead to more failures as a result of increased competition and added risks. Failure to enact such legislation, on the other hand, may lead to declining earnings and an inability to compete with unregulated financial institutions. Efforts to expand the ability of federal thrifts to branch on an interstate basis have been initially successful through promulgation of regulations, but legislation to liberalize interstate branching for banks has been stalled in the Congress. Consolidation is likely to continue in both cases. The Securities and Exchange Commission ('SEC') is attempting to require the expanded use of market value accounting by banks and thrifts, and has imposed rules requiring market accounting for investment securities held for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems.

Hospitals and Health Care Facilities

     The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors, including the level of payments received from private third-party payors and government programs and the cost of providing health care services.

     A significant portion of the revenues of hospitals and other health care facilities is derived from private third-party payors and government programs, including the Medicare and Medicaid programs. Both private third-party payors and government programs have undertaken cost containment measures designed to limit payments made to health care facilities. Furthermore, government programs are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings and government funding restrictions, all of which may materially decrease the rate of program payments for health care facilities. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will, in the future, be sufficient to cover the costs allocable to patients participating in such programs. In addition, there can be no assurance that a particular hospital or other health care facility will continue to meet the requirements for participation in such programs.

     The costs of providing health care services are subject to increase as a result of, among other factors, changes in medical technology and increased labor costs. In addition, health care facility construction and operation is subject to federal, state and local regulation relating to the adequacy of medical care, equipment, personnel, operating policies and procedures, rate-setting, and compliance with building codes and environmental laws. Facilities are subject to periodic inspection by governmental and other authorities to assure continued compliance with the various standards necessary for licensing and accreditation. These regulatory requirements are subject to change and, to comply, it may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services.

     Hospitals and other health care facilities are subject to claims and legal actions by patients and others in the ordinary course of business. Although these claims are generally covered by insurance, there can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. In addition, a substantial increase in the cost of insurance could adversely affect the results of operations of a hospital or other health care facility. The Clinton Administration may impose regulations which could limit price increases for hospitals, the level of reimbursements for third-party payors or other measures to reduce health care costs and make health care available to more individuals, which would reduce profits for hospitals. Some states, such as New Jersey, have significantly changed their reimbursement systems. If a hospital cannot adjust to the new system by reducing expenses or raising rates, financial difficulties may arise. Also, Blue Cross has denied reimbursement for some hospitals for services other than emergency room services. The lost volume would reduce revenue unless replacement patients were found.

     Certain hospital bonds may provide for redemption at par at any time upon the sale by the issuer of the hospital facilities to a non-affiliated entity, if the hospital becomes subject to ad valorem taxation, or in various other circumstances. For example, certain hospitals may have the right to call bonds at par if the hospital may be legally required because of the bonds to perform procedures against specified religious principles or to disclose information that it considers confidential or privileged. Certain FHA-insured bonds may provide that all or a portion of those bonds, otherwise callable at a premium, can be called at par in certain circumstances. If a hospital defaults upon a bond obligation, the realization of Medicare and Medicaid receivables may be uncertain and, if the bond obligation is secured by the hospital facilities, legal restrictions on the ability to foreclose upon the facilities and the limited alternative uses to which a hospital can be put may severely reduce its collateral value.

     The Internal Revenue service is currently engaged in a program of intensive audits of certain tax-exempt hospital and health care facility organizations. Although these audits have not yet been completed, it has been reported that the tax-exempt status of some of these organizations will be revoked. At this time, it is uncertain whether any of the hospital and health care facility obligations held by the Fund will be affected by such audit proceedings.

Retailing Companies

     The profitability of companies engaged in the retailing industry will be affected by various factors including the general state of the economy and consumer spending trends. There have been major changes in the retail environment in recent years due to the declaration of bankruptcy by some of the major corporations involved in the retail industry, and the department store segment in particular. The continued viability of the retail industry will depend on the industry's ability to adapt and to compete in changing economic and social conditions, to attract and retain capable management, and to finance expansion. Continued weakness in the banking and real estate industry, the current recessionary economic climate with the consequent slowdown in employment growth, less favorable trends in unemployment and a marked deceleration in real disposable personal income growth has resulted in significant pressure on both consumer wealth and consumer confidence. In addition, competitiveness of the retail industry will require large capital outlays for investment in the installation of automated checkout equipment to control inventory, to track the sale of individual items and to gauge the success of sales campaigns. Increasing employee and retiree benefit costs may also have an adverse effect on the industry.

Consumer Products Companies

     Investment in securities issued by consumer products companies should be made with an understanding of the many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, products liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign companies), unfunded pension fund liabilities and employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer products will be affected by the economic health of consumers. A continuing weak economy with its consequent effect on consumer spending would have an adverse effect on the industry. Other factors of particular relevance to the profitability of the industry are the effects of increasing environmental regulation on packaging and on waste disposal, the continuing need to conform with foreign regulations governing packaging and the environment, the outcome of trade negotiations and their effect on foreign subsidies and tariffs, foreign exchange rates, the price of oil and its effect on energy costs, inventory cutbacks by retailers, transportation and distribution costs, health concerns relating to the consumption of certain products, the effect of demographics on consumer demand, the availability and cost of raw materials and the ongoing need to develop new products and to improve productivity.

Real Estate Companies

     Investment in securities issued by real estate companies should be made with an understanding of the many factors which may have an adverse impact on the credit quality of the particular company or industry. These include economic recession, competitive overbuilding, unusually adverse weather conditions, changing demographics, changes in government regulations (including tax laws and environmental, building zoning and sales regulation by various federal, state and local authorities), increases in real estate taxes or costs of material and labor, the inability to secure performance guarantees as required and the unavailability of construction financing or mortgage loans at rates acceptable to builders and home buyers.

     In particular, commercial real estate was especially hard hit by the crisis in the savings and loan industry. The collapse of hundreds of lending institutions has removed many of the most aggressive lenders and investors, and most of the remaining institutions have become wary of new real estate loans. Furthermore, FIRREA places restrictions on developers through limiting the amount of acquisition, development and construction lending by financial institutions. This restriction in credit to the real estate industry is reducing asset prices and further restricting demand for new construction. At present, vacancy rates for apartments and commercial buildings remain high, which also depresses the demand for new construction. According to the U.S. Department of Commerce, growth in white collar employment is likely to slow over the next several years, due to demographic reasons and this factor will tend to keep office vacancy rates high. In addition, The Fair Housing Act of 1988, which requires a certain portion of apartments in newly constructed buildings be made accessible to the handicapped, is expected to increase costs and reduce overall profit margins for these projects. According to the U.S. Department of Commerce, the commercial real estate slump is likely to persist for several years.

Manufacturing Companies

     Growth in the manufacturing industry is closely linked to expansion in the domestic and global economies. The ongoing global recession with its consequent effect on industrial growth, employment and consumer spending in addition to any increase in oil prices or in interest rates may lead to a decrease in demand for the products of companies engaged in manufacturing industrial and automotive products. Also, since the federal government and many state, local and foreign governments now have a budget deficit, financial expenditures by these entities on capital improvements may be extremely limited. The lack of funds allocated by public entities to capital improvement projects may adversely affect manufacturers engaged in the production of industrial materials used for capital improvements or for the upgrade of the infrastructure. Indeed, government contracts with certain issuers may contain unfavorable provisions, including provisions allowing the government to terminate these contracts without prior notice, or to audit and redetermine amounts payable to the issuer pursuant to these contracts or to require the issuer to pay for cost overruns. Additionally, legislation to limit excess profits on government contracts is introduced in the United States Congress from time to time. Cutbacks in defense spending by the federal and foreign governments has adversely impacted many of the companies engaged in the aerospace and arms/defense sectors of the manufacturing industry.

     Environmental and safety issues increasingly affect the manufacturing industry. Issuers may experience decreases in profitability as legislative mandates impose costs associated with compliance with environmental regulations and manufacturing more environmentally sound and safer equipment. Furthermore, the cost of product liability insurance and the inability of some manufacturing companies to obtain this insurance may have an adverse impact on the industry. Financial Accounting Standard Board regulations with regard to accounting for, among other things, post retirement benefits may lead to changes in accounting which could have significant negative effects on reported earnings and reported long term liabilities and book value of some manufacturing companies. The lack of demand for new home and office construction will affect the demand for certain tools and industrial machinery products. Inflation, slow growth in personal disposable income, tighter loan qualification standards, higher downpayments, the lower rate of job creation, increased cost of vehicle ownership and operation and oil prices will also affect companies engaged in manufacturing, particularly in the automotive industry. Shortages of skilled labor, particularly in the machine tools industry, may become a major problem in the future.

     The long-term outlook is largely dependent upon the growth and competitiveness of the U.S. manufacturing base. Increased consolidation and merger activity increases competitiveness in general but individual companies may experience severe financial problems due to this increased competitiveness. Strong competition from foreign nations, particularly Latin American and Pacific Rim countries which have lower labor costs, will severely impact the profitability of the U.S. manufacturing business. The continuing establishment of manufacturing and sales facilities abroad to take advantage of international marketing operations is crucial and the success of these foreign operations could be affected by a strengthening of the dollar which could lead to a decrease in demand for U.S. products, the outcome of trade negotiations which will affect foreign tariffs on U.S. exports abroad and U.S. taxes on foreign imports to the U.S. and the ability to provide attractive financing packages to customers in the current tight credit market.

     U.S. manufacturers may also experience increased outlays of capital in their efforts to manufacture products which comply with foreign standards for certain manufacturing products. Also, since contracts may often be concluded with entities or governments of unstable foreign nations in, for example, Eastern Europe, South America or the Middle East, completion of and payment for certain products and services will be subject to the risks associated with political instability such as the risk of insurrection, hostilities from the local population, government policies against businesses owned by non-nationals and the possibility of expropriation. Certain of these nations may not honor obligations under contracts when payments are due. Furthermore, it may be more difficult to enforce a judgment against a foreign contracting party.

Natural Resource Companies

     Investment in securities issued by companies primarily engaged in the extraction or sale of natural resources should be made with an understanding of the many factors which may have an adverse impact on the credit quality of the particular company or industry. These include declining prices for natural resource products, over-supply, regulation throughout the world of production (including price control regulation in the United States by state and federal agencies), federal, state and local environmental laws and regulations, extensive competition for reserve acquisitions and exploration leases, licenses and concessions, litigation resulting from accidents or environmentally-caused illnesses and unavailability of exploration financing.

     In particular, the impact of increasing environmental regulation with legislation such as the Clean Air Act and the Resource Conservation and Recovery Act, among others, in addition to the increasing pressure to withdraw land from the mining and forestry industries due to environmental and conservation concerns may adversely affect companies engaged in the natural resource industries. Other issues which affect these industries are the possibility of labor stoppages through strikes, the impact of regulation of worker conditions by the Occupational Safety and Health Administration, the imposition of taxes on the extraction of certain materials, fluctuations in the price of oil, the cost of raw materials, the slump in the construction industry and the consequent decrease in the demand for wood products, intellectual property disputes, the time lapse between exploration and the commencement of mining which may discourage continued investment in exploration in the future, international competition, foreign exchange rates and the outcome of trade negotiations.

Foreign Obligors

     On the basis of the best information available to the Sponsors, except as indicated in Part A, under existing law there are no withholding taxes applicable to any foreign Debt Obligations in the Portfolio. Issues of foreign obligors may involve investment risks that are different from those of domestic issues, including fluctuations in the value of the U.S. dollar and foreign currencies, future political and economic developments and the possible imposition of withholding taxes on interest income payable on the Debt Obligations and the possible imposition of exchange controls or other foreign governmental restrictions (including expropriation, burdensome or confiscatory taxation and moratoriums) which might adversely affect the payment or receipt of payment of amounts due on the Debt Obligations. In addition, it may be more difficult to obtain and enforce a judgment against a foreign obligor, there may be less publicly available information about a foreign obligor than about domestic issuers, foreign obligors generally operate in different regulatory environments than comparable domestic issuers and foreign obligors are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.

PAYMENT OF THE SECURITIES AND LIFE OF THE FUND

     Because certain of the Debt Obligations from time to time may be redeemed or prepaid or will mature in accordance with their terms or may be sold under certain circumstances described herein, no assurance can be given that the Fund will retain for any length of time its present size and composition. Many of the Debt Obligations may be subject to redemption prior to their stated maturity dates pursuant to optional refunding or sinking fund redemption provisions or otherwise. Issues of preferred stock generally provide that the preferred stock may be liquidated, either by a partial scheduled redemption pursuant to a sinking fund or by a refunding redemption pursuant to which, at the option of the issuer, all or part of the issue can be retired from any available funds, at prices which may or may not include a premium over the involuntary liquidation preference, which is the same as the par or stated value of the Preferred Stocks except as referred to under Investment Summary in Part A. In general, optional refunding redemption provisions are more likely to be exercised when the Securities are valued at a premium over par or stated value than when they are valued at a discount from par or stated value. Generally, the value of the Securities will be at a premium over par when market interest rates fall below the coupon rate. The percentage of the face amount, or par or stated value, of Securities in the Portfolio which were valued on the Evaluation Date in excess of par is set forth under Investment Summary in Part A.

     Certain Debt Obligations in the Portfolio may be currently subject to sinking fund provisions. These provisions are designed to redeem a significant portion of an issue gradually over the life of the issue; obligations to be redeemed are generally chosen by lot. The Portfolio in Part A contains a listing of the sinking fund and optional redemption provisions with respect to the Debt Obligations or Preferred Stocks. In addition, certain issues of mortgage bonds require that the issuer make either scheduled additions to the property securing the bonds or deposit cash into a replacement, maintenance or similar fund. Under certain circumstances the deposited cash may be used to redeem bonds at prices lower than those permissible for optional redemptions. Additionally, the size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time and the consequent sale of Securities (see Redemption). Principally, this will depend upon the number of Holders seeking to sell or redeem their Units and whether or not the Sponsors continue to reoffer Units acquired by them in the secondary market. Factors that the Sponsors will consider in the future in determining to cease offering Units acquired in the secondary market include, among other things, the diversity of the portfolio remaining at that time, the number of units of all series of funds which they hold in their inventories, the saleability of the units and their estimate of the time required to sell the units and general market conditions, the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current return and the degree to which Units may be selling at a premium over par, and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than would otherwise be the case (see Administration of the Fund--Amendment and Termination).

     FIRST GNMA SERIES. Monthly payments and prepayments of principal are made to the Fund in respect of the mortgages underlying the Ginnie Maes (see Income; Estimated Current Return; Estimated Long Term Return below). All of the mortgages in the pools relating to the Ginnie Maes are subject to prepayment without any significant premium or penalty at the option of the mortgagors (i.e. the homeowners). While the mortgages on 1-to 4-family dwellings underlying the Ginnie Maes are amortized over a period of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, is much less. Pricing of GNMA Securities has been based upon yield assumptions grounded in this historical experience of the FHA relating to 26-30 year mortgages on 1-to 4-family dwellings at various interest rates (which, in general, have been lower than the rates of the Ginnie Maes in the Portfolios.) Yield tables for Ginnie Maes utilize a 12-year average life assumption for Ginnie Mae pools of 30 year mortgages on 1-to 4-family dwellings. This assumption was derived from the FHA experience relating to prepayments on such mortgages during the period from the mid 1950's to the mid 1970's. This 12 year average life assumption was calculated in respect of a period during which mortgage lending rates were fairly stable. That assumption is probably no longer an accurate measure of the average life of Ginnie Maes or their underlying single family mortgage pools. While the mortgages on 1-to 4-family dwellings underlying the FHLMC Certificates are amortized over a period of up to 15 years, the average life of comparable mortgages, owing to prepayments, is much less. Freddie Mac's current estimate of the weighted average life of 30-year conventional mortgages is approximately 8.5 years. The weighted average life of 15-year conventional mortgages is approximately 6 years. Pricing of FHLMC Certificates has been based upon yield assumptions based on this estimate. The principal repayment behavior of any individual mortgage will likely vary from this estimate. The extent of this variation will depend on a variety of factors, including the relationship between the coupon rate on a mortgage and prevailing mortgage origination rates. As prevailing mortgage origination rates increase in relationship to a mortgage coupon rate, the likelihood of prepayment of that mortgage decreases. Conversely, during periods in which prevailing mortgage origination rates are significantly less than a mortgage coupon rate, prepayment of that mortgage becomes increasingly likely. Freddie Mac revises its weighted average life estimate from time to time to better reflect both actual and projected payment experience. The bases for the calculation of the estimated average life and the relationship of this calculation to Estimated Long Term Return are more fully described below under Description of the Fund-- Income; Estimated Current Return; Long Term Return.

     While the industry estimates that Freddie Mac PCs and Ginnie Maes will prepay as described herein, it is not possible to predict meaningfully prepayment levels on those Securities in the Fund. Today, research analysts use complex formulae to scrutinize the prepayments of mortgage pools in an attempt to predict more accurately the average life of these mortgage backed securities.

     Generally speaking, a number of factors, including mortgage market interest rates and homeowners mobility, will affect the average life of these Securities. Changes in prepayment patterns, as reported by the agencies on a periodic basis, if generally applicable to the mortgage pools related to specific mortgage-backed securities, could influence yield assumptions used in pricing the securities. Shifts in prepayment patterns are influenced by changes in housing cycles and mortgage refinancing and are also subject to certain limitations on the gathering of the data; it is impossible to predict how new statistics will affect the yield assumptions that determine mortgage industry norms and pricing of mortgagebacked securities. Moreover, there is no assurance that the pools of mortgage loans relating to the Securities in the Fund will conform to prepayment experience as reported by the agencies on a periodic basis, or the prepayment experience of other mortgage lenders.

     While the value of these mortgage backed securities generally fluctuates inversely with changes in interest rates, it should also be noted that their potential for appreciation, which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline. Accordingly, the termination of the Fund might be accelerated as a result of prepayments made as described above. It is also possible that, in the absence of a secondary market for the Units or otherwise, redemptions of Units may occur in sufficient numbers to reduce the Portfolio to a size resulting in such termination (termination for this reason would be delayed if additional Units are issued). Early termination of the Fund or early payments of principal may have important consequences to the Holders. To the extent that Units were purchased with a view to an investment of longer duration, the overall investment program of the investor may require readjustment or the overall return on investment may be less or greater than anticipated, depending in part on whether the purchase price paid for Units represented the payment of an overall premium or a discount, respectively, above or below the stated principal amounts of the underlying mortgages. In this connection, attention is directed to The GNMA Fund Investment Accumulation Program and the Reinvestment Plan described below under Administration of the Fund, which afford to Holders the opportunity to automatically reinvest distributions of principal resulting from prepayments and termination as described above (as well as regular payments of interest and distributions of principal received upon maturity).

     CASH OR ACCRETION BOND SERIES AND SELECT SERIES. Periodic payments of principal and interest on the Ginnie Maes, Fannie Maes or Freddie Macs which back the Compound Interest Bonds in the Portfolio will be made to the respective Bond Trustees subsequent to the Payment Commencement Dates of the respective Compound Interest Bonds. In addition, prepayments of principal on the Ginnie Maes, Fannie Maes or Freddie Macs will be made to the Bond Trustees and the Ginnie Maes, Fannie Maes or Freddie Macs may be prepaid in their entirety prior to their stated maturity. All or a portion of the principal and interest payments and prepayments received on Ginnie Maes, Fannie Maes or Freddie Macs included in the collateral for the Bonds deposited in the Fund will be used to make principal and interest payments on the bonds of the issuer (other than the Compound Interest Bonds) until the bonds are paid in full. Thereafter, principal and interest payments will be used to pay principal and interest on the Compound Interest Bonds. Payments of principal will first be allocated to the holders of any bonds of the issuer which have the earliest stated maturity. When these bonds have been fully paid, principal payments will next be allocated to the holders of the remaining bonds of the issuer in the order of their respective stated maturities. Bonds may also be redeemed or sold under certain circumstances (See Redemption; Administration of the Fund--Portfolio Supervision). Because the principal on the Ginnie Maes, Fannie Maes or Freddie Macs and the proceeds of any sales of Bonds received by the Fund (less certain amounts deducted by the Fund Trustee) may be distributed to Holders after an initial period or paid out upon redemptions, the aggregate principal amount of the Compound Interest Bonds in the Portfolio, and accordingly the principal amount of Compound Interest Bonds underlying each Unit, will decrease over time. (For a description of Ginnie Maes, see above under Risk Factors--First GNMA Series; for a description of Fannie Maes and Freddie Macs see above under Risk Factors--Cash or Accretion Bond Series, Select Series and GNMA-Collateralized Bond Series.)

     As noted above, all of the mortgages in the pools relating to the Ginnie Maes, Fannie Maes or Freddie Macs are subject to prepayment without any significant premium or penalty at the option of the mortgagors (i.e., the homeowners). While the mortgages on the single-family dwellings underlying the Ginnie Maes and the 1 to 4 family dwellings underlying the Fannie Maes and Freddie Macs which back the Compound Interest Bonds have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, is considerably less. Prepayments on mortgages are commonly measured relative to a prepayment standard or model (a 'Prepayment Model'), which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans. 100% of the Prepayment Model assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the 30th month. Beginning in the 30th month and in each month thereafter during the life of the mortgage loans, 100% of the Prepayment Model assumes a constant prepayment rate of 6% per annum. The principal repayment behavior of any individual mortgage will likely vary from these assumptions. The extent of this variation will depend on a variety of factors, including the relationship between the coupon rate on a mortgage and prevailing mortgage origination rates. As prevailing mortgage origination rates increase in relationship to a mortgage coupon rate, the likelihood of prepayment of that mortgage decreases. Conversely, during periods in which prevailing mortgage origination rates are significantly less than a mortgage coupon rate, prepayment of that mortgage becomes increasingly likely.

     By creating separate 'fast pay/slow pay' classes of debt obligations, the issuers are able to create a class of Compound Interest Bonds for which the 'weighted average life' may exceed the average life of a typical mortgage. A number of factors, including mortgage market interest rates and homeowners' mobility, will affect the average life of the Ginnie Maes, Fannie Maes or Freddie Macs which back the Compound Interest Bonds in the Portfolio and, accordingly, there can be no assurance that the prepayment levels which will be actually realized will conform to the Prepayment Model. While the value of Ginnie Maes, Fannie Maes or Freddie Macs fluctuates inversely with changes in interest rates, it should also be noted that the potential for appreciation on Ginnie Maes, Fannie Maes or Freddie Macs, which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline. Accordingly, the termination of the Fund might be accelerated as a result of prepayments made as described above. In addition, it is possible that, in the absence of a secondary market for the Units or otherwise, redemptions of Units may occur in sufficient numbers to reduce the Portfolio to a size resulting in the termination of the Fund (termination for this reason would be delayed if additional Units are issued). Early termination of the Fund may have important consequences to the Holders, e.g., to the extent that Units were purchased with a view to an investment of longer duration, the overall investment program of the investor may require readjustment, or the overall return on investment may be less or greater than anticipated, depending in part on whether the purchase price paid for Units represented the payment of an overall premium or a discount, respectively, above or below the stated principal amounts of the underlying mortgages.

     The following table, based on a standard prepayment model, illustrates the prepayment pattern of a typical Compound Interest Bond and, by comparison, the prepayment pattern of the 'fast-pay' classes of the same issue. THIS TABLE IS INCLUDED ONLY AS AN EXAMPLE AND DOES NOT REPRESENT THE ACTUAL COMPOUND INTEREST BONDS IN THE FUND PORTFOLIO. NEITHER THE TABLE NOR ANY OTHER PREPAYMENT MODEL OR ASSUMPTION PURPORTS TO BE EITHER AN HISTORICAL DESCRIPTION OF THE PREPAYMENT EXPERIENCE OF ANY POOL OF MORTGAGES OR A

PREDICTION OF THE ANTICIPATED RATE OF PREPAYMENT ON THE COMPOUND INTEREST BONDS IN THE PORTFOLIO.

     As used in the table, '0% of the Prepayment Model' assumes no prepayments; '100% of the Prepayment Model' assumes prepayment rates equal to 100% of 100% of the Prepayment Model; '175% of the Prepayment Model' assumes prepayment rates equal to 175% of 100% of the Prepayment Model; and '250% of the Prepayment Model' assumes prepayment rates equal to 250% of 100% of the Prepayment Model. The percentage of the Prepayment Model used for a specific Fund is set forth under Investment Summary in Part A.
                PERCENT OF INITIAL PRINCIPAL AMOUNT OUTSTANDING



                   0% OF THE PREPAYMENT MODEL     100% OF THE PREPAYMENT MODEL
                                        COMPOUND                        COMPOUND
                --------------------------------
                                        INTEREST------------------------INTEREST
DATE            CLASS A CLASS B CLASS C  CLASS  CLASS A CLASS B CLASS C  CLASS
                ----------------------------------------------------------------

Initial
Balance.........    100     100     100    100      100     100     100    100
August 20,
1989............     76     100     100    132       45     100     100    132
August 20,
1990............     67     100     100    145       20     100     100    145
August 20,
1991............     57     100     100    160        0      97     100    160
August 20,
1992............     46     100     100    176        0      73     100    176
August 20,
1995............      7     100     100    233        0       5     100    233
August 20,
1998............      0      52     100    310        0       0      57    310
August 20,
2000............      0       6     100    374        0       0      29    374
August 20,
2001............      0       0      85    411        0       0      18    411
August 20,
2003............      0       0      68    497        0       0       3    497
August 20,
2004............      0       0      60    546        0       0       0    455
August 20,
2008............      0       0      20    797        0       0       0     61
August 20,
2009............      0       0       8    876        0       0       0      0
August 20,
2013............      0       0       0     39        0       0       0      0
August 20,
2014............      0       0       0      0        0       0       0      0
Weighted Average
Life (years)
(1).............    5.6    12.2    19.1   25.6      2.9     7.2    12.9   20.1

                PERCENT OF INITIAL PRINCIPAL AMOUNT OUTSTANDING


                  175% OF THE PREPAYMENT MODEL    250% OF THE PREPAYMENT MODEL
                                        COMPOUND                        COMPOUND
                --------------------------------
                                        INTEREST------------------------INTEREST
DATE            CLASS A CLASS B CLASS C  CLASS  CLASS A CLASS B CLASS C  CLASS
                ----------------------------------------------------------------
Initial
Balance.........    100     100     100    100      100     100     100    100
August 20,
1989............     22     100     100    132        1     100     100    132
August 20,
1990............      0      88     100    145        0      56     100    145
August 20,
1991............      0      55     100    160        0      19     100    160
August 20,
1992............      0      25     100    176        0       0      90    176
August 20,
1995............      0       0      64    233        0       0      36    233
August 20,
1998............      0       0      22    310        0       0       3    310
August 20,
2000............      0       0       2    374        0       0       0    123
August 20,
2001............      0       0       0    284        0       0       0     25
August 20,
2003............      0       0       0    110        0       0       0      0
August 20,
2004............      0       0       0     36        0       0       0      0
August 20,
2008............      0       0       0      0        0       0       0      0
August 20,
2009............      0       0       0      0        0       0       0      0
August 20,
2013............      0       0       0      0        0       0       0      0
Weighted Average
Life (years)
(1).............    2.3     5.4    10.3   16.3      2.0     4.4     8.6   13.9


     GNMA-Collateralized Bond Series. Periodic payments of principal on the Ginnie Maes which back the Bonds in the Portfolio will be made to the respective Bond Trustees. In addition, prepayments of principal on the Ginnie Maes will be made to the Bond Trustees and the Ginnie Maes may be prepaid in their entirety prior to their stated maturity. All or a portion of the principal payments and prepayments received on Ginnie Maes included in the collateral for the bonds of an Issuer (including the Bonds deposited in the Fund) will be used to make principal payments on the bonds of the Issuer. Payments of principal will generally first be allocated to the holders of any bonds of the Issuer which have the earliest stated maturity. When these bonds have been fully paid, principal payments will next be allocated to the holders of the remaining bonds of the Issuer in the order of their respective stated maturities. Bonds may also be redeemed or sold under certain circumstances (see Redemption; Administration of the Fund--Portfolio Supervision). Because the principal on the Ginnie Maes and the proceeds of any sales of Bonds received by the Fund (less certain amounts deducted by the Fund Trustee) will be distributed to Holders or paid out upon redemptions, the aggregate principal amount of the Bonds in the Portfolio, and accordingly the principal amount of Bonds underlying each Unit, will decrease over time. For a discussion of the average life of Ginnie Maes and the effect on the life of the Fund see above under Payment of The Securities and Life of the Fund--First GNMA Series; for a general description of GNMA and Ginnie Maes see above under First GNMA Series.

LITIGATION AND LEGISLATION

     At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to Debt Obligations in the Fund or the issuers of the Debt Obligations. There can be no assurance that future litigation will not have a material adverse effect on the Fund or will not impair the ability of issuers to make payments due on the Debt Obligations. In addition, there can be no assurance that foreign withholding taxes will not be imposed on interest on Debt Obligations issued by non-United States issuers in the future.

DESCRIPTION OF THE FUND

THE PORTFOLIO

     The Portfolio contains different issues of Debt Obligations with fixed final maturity or disposition dates or of Preferred Stocks. In addition up to 10% of the initial value of the Portfolio may have consisted of units ('Other Fund Units') of previously-issued Series of The Corporate Income Fund ('Other Funds') sponsored and underwritten by certain of the Sponsors and acquired by the Sponsors in the secondary market. The Other Fund Units are not debt obligations as such but represent interests in the securities, primarily corporate debt obligations, in the portfolios of the Other Funds. The Portfolio may also contain Securities which were acquired in private placements or otherwise and which cannot, in the opinion of counsel designated by the Sponsors and satisfactory to the Trustee, be sold publicly by the Trustee without registration (or perfection of an exemption) under the Securities Act of 1933, as amended, or similar provisions of law subsequently enacted ('Restricted Securities'). See Investment Summary in Part A for a summary of particular matters relating to the Portfolio.

     In selecting Debt Obligations for deposit in the Fund, the Defined Asset Funds research analysts considered the following factors, among others: (i) whether the Debt Obligations were rated in the category BBB or better by either Standard & Poor's or Fitch Investors Service, Inc. or Baa or better by Moody's Investors Service (A or better for certain recent Series--see Investment Summary in Part A and Description of Ratings below) or, in the opinion of Defined Asset Funds research analysts, on the Date of Deposit had comparable credit characteristics; (ii) the yield and price of the Debt Obligations relative to other comparable debt securities and the yield and price of the Preferred Stocks relative to other comparable preferred stocks; (iii) the diversification of the Portfolio as to various utility and industrial classifications, taking into account the availability in the market of issues which met the Fund's price criteria and (iv) (for certain Funds organized in 1984 and thereafter as grantor trusts--see Investment Summary in Part A and Section B of Taxes below) whether the Debt Obligations were issued after July 18, 1984 if interest thereon is United States source income. For FIRST GNMA SERIES, selection criteria also included the maturities of the available Ginnie Maes and the extent to which they were trading at a premium over or at a discount from par. For SELECT HIGH YIELD SERIES, the selection factors included (i) whether the Debt Obligation was rated in the category B or better by Standard & Poor's or Moody's, (ii) whether the Debt Obligation is part of an issue that has at least $125 million aggregate principal amount outstanding and (iii) whether the yield to maturity of each Debt Obligation was no greater than 115% of the Index. For PREFERRED STOCK PUT SERIES the selection factors included: (a) the yield and price of the Securities, relative to other comparable preferred stocks; and (b) the terms and conditions of the purchase commitments of the Sellers with respect to the Securities. For CASH OR ACCRETION BOND SERIES and SELECT SERIES, selection factors also included the payment provisions applicable to the Securities. The restrictions applicable to the purchase of replacement Securities summarized under Administration of the Fund--Portfolio Supervision were also considered.

     The Portfolio may contain debt obligations rated BBB by Standard & Poor's and Baa by Moody's, which are the lowest 'investment grade' ratings assigned by the two rating agencies, or debt obligations rated below investment grade. Certain Funds contain bonds that have been downgraded to non-investment grade since their deposit into the Fund. The Portfolio may also contain debt obligations that have received investment grade ratings from one rating agency but 'junk bond' ratings from the other rating agency. In addition, the Portfolio may contain debt obligations which are not rated by either agency but have in the opinion of Defined Asset Funds research analysts, comparable credit characteristics to debt obligations rated below investment grade. Investors should therefore be aware that these debt obligations may have speculative characteristics and that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on these debt obligations than is the case with higher rated bonds. Moreover, conditions may develop with respect to any of the issuers of debt obligations in the Portfolio which may cause the rating agencies to lower their ratings below investment grade on a given security or cause Defined Asset Funds research analysts to determine that the credit characteristics of a given security are comparable to debt obligations rated below investment grade. As a result of timing lags or a lack of current information, there can be no assurance that the rating currently assigned to a given debt obligation by either agency or the credit assessment of the Defined Asset Funds research analysts actually reflects all current information about the issuer of that debt obligation.

     Subsequent to the Date of Deposit, a Debt Obligation or other obligations of the issuer or guarantor or bank or other entity issuing a letter of credit related thereto may cease to be rated, its rating may be reduced or the credit assessment of the Agent for the Sponsors may change. Because of the fixed nature of the Portfolio, none of these events require an elimination of that Debt Obligation from the Portfolio, but the lowered rating or changed credit assessment may be considered in the Sponsors' determination to direct the disposal of the Debt Obligation (see Administration of the Fund--Portfolio Supervision).

     Because ratings may be lowered or the credit assessment of Defined Asset Funds research analysts may change, an investment in Units of the Trust should be made with an understanding of the risks of investing in 'junk bonds' (bonds rated below investment grade or unrated bonds having similar credit characteristics), including increased risk of loss of principal and interest on the underlying debt obligations and the risk that the value of the Units may decline with increases in interest rates. In recent years there have been wide fluctuations in interest rates and thus in the value of fixed-rate debt obligations generally. Debt obligations which are rated below investment grade or unrated debt obligations having similar credit characteristics are often subject to greater market fluctuations and risk of loss of income and principal than securities rated investment grade, and their value may decline precipitously in response to rising interest rates. This effect is so not only because increased interest rates generally lead to decreased values for fixed-rate instruments, but also because increased interest rates may indicate a slowdown in the economy generally, which could result in defaults by less creditworthy issuers. Because investors generally perceive that there are greater risks associated with lower-rated securities, the yields and prices of these securities tend to fluctuate more than higher-rated securities with changes in the perceived credit quality of their issuers, whether these changes are short-term or structural, and during periods of economic uncertainty.

     Debt rated below investment grade or having similar credit characteristics also tends to be more thinly traded than investment-grade debt and held primarily by institutions, and this lack of liquidity can negatively affect the value of the debt. Debt which is not rated investment grade or having similar credit characteristics may be subordinated to other obligations of the issuer. Senior debtholders would be entitled to receive payment in full before subordinated debtholders receive any payment at all in the event of a bankruptcy or reorganization. Lower rated debt obligations and debt obligations having similar credit characteristics may also present payment-expectation risks. For example, these bonds may contain call or redemption provisions that would make it attractive for the issuers to redeem them in periods of declining interest rates, and investors would therefore not be able to take advantage of the higher yield offered.

     The Investment Summary in Part A contains the number of bonds that are non-investment grade and the percentage of the aggregate face amount of the Portfolio representing any defaulted bonds. As with 'high yield' or junk bonds (see SELECT HIGH YIELD SERIES above), lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, and recent studies have indicated that the number of defaults by issuers and the amount of debt in default have increased substantially in the past few years. Issuers of lower-rated securities may possess less creditworthy characteristics than issuers of higher-rated securities and, especially in the case of issuers whose obligations or credit standing have recently been downgraded, may be subject to claims by debtholders, suppliers, owners of property leased to the issuer or others which, if sustained, would make it more difficult for the issuers to meet their payment obligations. Therefore, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings.

     Debt Obligations that are rated lower than BBB or Baa and unrated bonds with similar credit characteristics should be considered speculative as such ratings indicate a quality of less than investment grade. In addition, the limited market for these Debt Obligations may affect the price of the particular Security to be sold for purposes of redemption and the amount actually realized by the Fund upon a sale. Any sale may therefore result in a loss to the Fund.

     The value of the Units reflects the value of the portfolio Securities, including the value (if any) of Securities in default. Should the issuer of any Debt Obligation default in the payment of principal or interest, the Fund may incur additional expenses seeking payment on the defaulted Debt Obligation. Because amounts (if any) recovered by the Fund in payment under the defaulted Debt Obligation may not be reflected in the value of the Units until actually received by the Fund, and depending upon when a Holder purchases or sells his Units, it is possible that a Holder would bear a portion of the cost of recovery without receiving any portion of the payment recovered. It is possible that new laws could be enacted which could hurt the market for bonds which are not rated investment grade. For example, federally regulated financial institutions could be required to divest their holdings of these bonds, or proposals could be enacted which might limit the use, or tax or other advantages, of these bonds.

     The yields on Securities of the type deposited in the Fund are dependent on a variety of factors, including general money market conditions, general conditions of the corporate bond market, size of a particular offering, the maturity of the obligation and rating or other credit assessment of the issue. Accordingly, the yields of debt obligations deposited in the Fund will vary with changes in these factors, including changes in ratings or other credit assessments. The ratings represent the opinions of the rating organizations as to the quality of the debt obligations that they undertake to rate. Similarly, the credit assessments of the Agent for the Sponsors represent the opinion of the Agent for the Sponsors as to the credit quality of the debt obligations that it assesses. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Investors should be aware that ratings and other credit assessments of debt securities evaluate the ability of the issuer to pay interest and principal but do not evaluate the risk of decline in the market value of the debt securities for other reasons. Consequently, debt obligations with the same maturity, coupon and rating may have different yields, while debt obligations of the same maturity and coupon with different ratings may have the same yield.

     The Agent for the Sponsors, might have made arrangements with a number of different issuers which create a framework within which debt obligations may be acquired for deposit in various series of corporate Defined Funds on a private placement basis. Under these arrangements the Agent for the Sponsors may make bids to purchase debt obligations for deposit in a particular series on the basis of a price and other terms determined for the particular bid. It is not, however, obligated to make any bids to purchase debt obligations under these arrangements and the issuers are not obligated to accept any bid which the Agent for the Sponsors may choose to make. See Investment Summary in Part A for the percentage of the Securities in the Portfolio, if any, acquired pursuant to bids made under these arrangements.

     The portfolios underlying any Other Fund Units (the units of no one Other Fund represented more than 5%, and all Other Fund Units represented less than 10%, of the aggregate offering side evaluation of the Portfolio on the Date of Deposit) are substantially similar to that of the Fund. The percentage of the Portfolio, if any, represented by Other Fund Units on the Evaluation Date is set forth under Investment Summary in Part A. On their respective dates of deposit, the underlying debt obligations in any Other Funds were rated BBB or better by Standard & Poor's or Baa or better by Moody's. While certain of those debt obligations may not currently meet these criteria, they did not represent more than 0.5% of the face amount of the Portfolio on the Date of Deposit. Debt obligations in each Other Fund which do not mature according to their terms within 10 years after the Date of Deposit had an aggregate bid side evaluation of at least 40% of the initial face amount of the Other Fund. The investment objectives of the Other Funds are similar to the investment objective of the Fund, and the Sponsors, Trustee and Evaluator of the Other Funds have responsibilities and authority paralleling in most important respects those described in this Prospectus and receive similar fees. The names of any Other Funds represented in the Portfolio and the number of units of each Other Fund in the Fund may be obtained without charge by writing to the Trustee.

     The Fund consists of the Securities listed under Portfolio in Part A (including any additional or replacement Securities acquired and held by the Fund pursuant to the terms of the Indenture) as long as they may continue to be held in the Fund, together with accrued and undistributed interest thereon and undistributed and uninvested cash realized from the disposition or redemption of Securities (see Administration of the Fund--Portfolio Supervision). CASH OR ACCRETION BOND SERIES and SELECT SERIES consist of the principal amount of the Compound Interest Bonds, appreciating through compounding of interest, and the principal amount of the interest-bearing bonds, as they may continue to be held from time to time in the Fund together with accrued and undistributed interest thereon and undistributed cash representing payments and prepayments of principal and proceeds realized from the disposition of Compound Interest Bonds. The Indenture for certain Funds may authorize the Sponsors to increase the size and the number of Units of the Fund by the deposit of Additional Securities and the issue of a corresponding number of additional Units subsequent to the Initial Date of Deposit provided that the original relationship among the face amounts of Securities of specified issuers, interest rates, maturities and call provisions, if any, is maintained. Also, Securities may be sold under certain circumstances (see Redemption; Administration of the Fund--Portfolio Supervision). As a result, the aggregate face amount of the Securities in the Portfolio will vary over time.

     On the initial Date of Deposit each Unit represented the fractional undivided interest in the Fund set forth under Investment Summary in Part A. Thereafter, if any Units are redeemed by the Trustee the face amount of Securities in the Fund will be reduced by amounts allocable to redeemed Units, and the fractional undivided interest represented by each Unit in the balance will be increased. However, if additional Units are issued by the Fund (through deposit of Securities by the Sponsor in connection with the sale of additional Units or reinvestment), the aggregate value of Securities in the Fund will be increased by amounts allocable to additional Units, and the fractional undivided interest represented by each Unit in the balance will be decreased. Units will remain outstanding until redeemed upon tender to the Trustee by any Holder (which may include the Sponsor) until the termination of the Indenture (see Redemption; Administration of the Fund--Amendment and Termination). Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any Security. In the event of a failure to deliver any Security that has been purchased for the Fund under a contract, including any Security purchased on a when, as and if issued basis, the Sponsors are authorized under the Indenture to direct the Trustee to acquire other obligations to make up the original Portfolio of the Fund. If substitute Securities are not acquired, the Sponsors will, on or before the next following Distribution Day, cause to be refunded the attributable sales charge, plus the attributable Cost of Securities to Fund listed under Portfolio in Part A, plus interest attributable to the failed obligation. (See Administration of the Fund--Portfolio Supervision.)

INCOME; ESTIMATED CURRENT RETURN ESTIMATED LONG-TERM RETURN (MONTHLY PAYMENT SERIES, FIRST GNMA SERIES, INSURED SERIES, GNMA COLLATERALIZED SERIES, INTERMEDIATE-TERM SERIES, AND SELECT HIGH YIELD SERIES)

     Generally. The estimated net annual interest rate per Unit on the Evaluation Date is set forth under Investment Summary in Part A. This rate shows the percentage return based on the face amount per Unit after deducting estimated annual fees and expenses expressed as a percentage. Interest on the Securities in the Fund, less estimated fees of the Trustee and (if applicable) Sponsors and certain other expenses, is expected to accrue at the daily rate (based on a 360-day year) shown under Investment Summary in Part A. The rate will vary if any Securities default and as Securities mature, are exchanged, redeemed, prepaid, paid or sold, or as the expenses of the Fund change.

     Estimated Current Return on a Unit represents annual cash receipts from coupon-bearing debt obligations in the Portfolio (after estimated annual expenses) divided by the maximum Public Offering Price (including the sales charge). For investors interested primarily in cash flow, current return is a readily ascertainable measure.

     'Current return' provides different information than 'yield' or 'long-term return'. Under accepted bond practice, tax-exempt bonds are customarily offered to investors on a 'yield' basis, which involves a computation of yield to maturity (or earlier call date), and which takes into account not only the interest payable on the bonds but also the amortization or accretion to a specified date of any premium over or discount from the par (maturity) value in the bond's purchase price. Various formulas exist for calculating long-term return on a portfolio of debt obligations. Different assumptions regarding, among other things, reinvestment, term to maturity or call date, application of sales charge and deduction for expenses, result in different long-term return figures. Additionally, the resulting figure may be overstated or understated depending on the manner in which a formula takes into account delays in distributions of principal and interest on Units and sales charges. For investors intending to hold Units until the final maturity of the Fund, both current return and long-term return are relevant measures of performance. For the investor who redeems Units earlier, both the current return and the long-term return realized may be diminished, particularly on a sale shortly after acquisition of those Units--because the price received will not reimburse the investor for the sales charge paid.

     Generally, the long-term return of a Unit offered in the secondary market will be lower, sometimes significantly, than its current return, primarily as a result of changes in market rates of interest and any resulting decrease in the terms to maturity of the Debt Obligations in the Portfolio, as well as the likelihood that at least certain of the Debt Obligations will be valued at market premiums. Furthermore, changes in the composition of the Portfolio, defaults on interest payments, changes in market valuation as well as the estimated fees and expenses payable by the Fund will cause current and long-term returns, as well as the difference between them, to fluctuate. Because debt obligations are more likely to be redeemed when valued at a premium over par (generally, those debt obligations bearing the higher coupons), the current return and long-term return realized by an investor may be substantially lower than originally estimated.

     In addition, for the FIRST GNMA SERIES, in actual operation, payments received in respect of the mortgages underlying the Ginnie Maes will consist of a portion representing interest and a portion representing principal. Although the aggregate monthly payment made by the obligor on each mortgage remains constant (aside from optional prepayments of principal), in the early years the larger proportion of each payment will represent interest, while in later years, the proportion representing interest will decline and the proportion representing principal will increase, although, of course, the interest rate remains constant. Moreover, by reason of optional prepayments, payments in the earlier years on the mortgages in the pools may be substantially in excess of those required by the amortization schedules of these mortgages; conversely, payments in later years may be substantially less since the aggregate unpaid principal balances of the underlying mortgages may have been greatly reduced--ultimately even sufficiently reduced to accelerate termination of a Fund. To the extent that those underlying mortgages, bearing the higher interest rates represented in a Portfolio are prepaid faster than the other underlying mortgages, the net annual interest rate per Unit and the return on the Units can be expected to decline. Monthly payments to the Holder will reflect all of the foregoing factors. If a Holder sells all or a portion of his Units, he will receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Holder redeems all or a portion of his Units, the Redemption Price per Unit will include accrued interest on the Securities. And if a Security is sold, redeemed or otherwise disposed of, accrued interest will be received by the Fund and will be distributed periodically to Holders.

INCOME; ESTIMATED CURRENT RETURN; ESTIMATED AFTER-TAX RETURN (PREFERRED STOCK AND PREFERRED STOCK PUT SERIES)

     The estimated current return is computed by dividing the anticipated net annual income per Unit (the net annual income rate times the face amount or par or stated value per Unit for PREFERRED STOCK PUT SERIES) by the Public Offering Price. For the PREFERRED STOCK PUT SERIES, the estimated net annual income rate per Unit shows the percentage return based on the face amount or par or stated value per Unit after deducting estimated annual fees and expenses, including the cost of insurance, if any, expressed as a percentage.

     The Estimated After-Tax Return assumes that Holders are taxed at the highest current corporate tax rate and that all dividends on the Preferred Stocks received by the Fund and distributed to Holders will be eligible for the dividends-received deduction for corporations and is determined without regard to any capital gains which may be recognized by such a Series and distributed to Holders. Any such capital gains distributed to Holders will be taxed as a dividend but will not be eligible for the dividends-received deduction. See Taxes below. Net income will change as Securities are exchanged, redeemed, paid or sold, as substitute Securities are purchased, and as the expenses of the Fund change. The Public Offering Price will vary in accordance with fluctuations in the prices of the underlying Securities and (except on Put Series) with any reduction in applicable sales charges in the case of purchases of Units qualifying for quantity discounts. Any change in the net income per Unit or the Public Offering Price will result in a change in the current return and the after-tax return.

     There is no assurance that all dividends will be paid in the future on the Preferred Stocks in the Portfolio. Therefore there is no assurance that the estimated annual income or income rate set forth under Investment Summary in Part A will be realized in the future.

     Because dividends on the Securities in the Fund are paid at varying intervals, usually quarterly, any monthly income distribution may be more or less than the income actually received by the Fund. In order to reduce fluctuations in distributions, the Trustee is required to advance the amounts necessary to provide approximately equal Monthly Income Distributions. The Trustee will be reimbursed, without interest, for these advances from income received on the Securities.

     In addition to the Public Offering Price, the price of a Unit includes the amount per Unit in the Income Account at the date of delivery of Units to the purchaser. If a Holder sells all or a portion of his Units, he will receive his proportionate share of the amount in the Income Account from the purchaser of his Units. Similarly, if a Holder redeems all or a portion of his Units, the Redemption Price per Unit will include the amount per Unit in the Income Account.

     Some of the Securities in the Portfolio may provide for scheduled sinking fund redemptions and optional redemptions prior to maturity. Payments received in respect of substantially all of the Securities in the FIRST PREFERRED STOCK PUT SERIES will consist of a portion representing dividends and a portion representing capital. Because the proceeds of these payments, together with amounts realized upon sale of the Securities under certain circumstances (see Redemption), will be distributed to Holders of Units or paid out upon redemption of Units, the aggregate par or liquidation value of the Securities in the Portfolio, and accordingly the par or liquidation value of the Securities underlying each Unit, may decrease over time. Although the dividend rates on the Securities will remain constant, as redemptions of Securities are made the subsequent dividend payments will decline. Monthly payments to Holders will reflect the foregoing factors.

     Units are offered to investors on a 'dollar price' basis whereby the rate of return on an investment in the Units is stated in terms of estimated current return. The use of 'current return' should be contrasted with the 'yield to maturity' basis often used in offerings of debt obligations, whereby the rate of return of a debt obligation is expressed as a percentage which is the yield to maturity or to an earlier redemption date of the debt obligation and takes into account not only the interest payable on the debt obligation but also the amortization of discount or premium to the specified date. If the price of the Units is less than $1,000, the yield to maturity will be greater than the current return; if the price of the Units is greater than $1,000, the yield to maturity will be less than the current return.

INCOME AND ESTIMATED RATE TO PROJECTED MATURITY (CASH OR ACCRETION BOND SERIES AND SELECT SERIES)

     Estimated Rate to Projected Maturity of the Compound Interest Bonds is calculated assuming that the mortgages underlying the Ginnie Mae, Fannie Mae or Freddie Mac collateral for the Compound Interest Bonds are prepaid at a certain percentage of the Prepayment Model, that payment on any Compound Interest Bond is not accelerated due to the default of an issuer, that the principal amount of the interestbearing bonds is distributed when it matures, that interest received on the interestbearing bonds will precisely cover the expenses of the Fund, that a Holder does not redeem or sell any Units (including new Units credited annually in respect of the aggregate increase in Accreted Principal Amount of the Compound Interest Bonds) prior to Projected Maturity (which is also calculated assuming prepayments on the underlying mortgages at the specified percentage of the Prepayment Model). See Notes to Portfolio in Part A for the specific percentage of the Prepayment Model used for these calculations; see Risk Factors--Payment of the Securities and Life of the Fund--Cash or Accretion Bond Series and Select Series above for a discussion of the Prepayment Model. If the Public Offering Price is less than the current principal amount of the Compound Interest Bonds and if the mortgages underlying the Ginnie Mae, Fannie Mae or Freddie Mac collateral prepay faster than the specified assumed rates of the Prepayment Model, the actual return will be greater; if prepayment occurs more slowly than these rates, the actual return will be less. The Public Offering Price will vary in accordance with fluctuations in the prices of the Securities and any reductions in applicable sales charges in the case of quantity purchases of Units (see Public Sale of Units--Public Offering Price). Any change in the Public Offering Price will result in a change in the actual return.

     The economic effect of purchasing Units of the Fund is that the investor who holds his Units until the underlying Compound Interest Bonds are paid or prepaid receives an actual return on his investment over the life of the Compound Interest Bonds that reflects the assumed or implicit automatic reinvestment (accretion) of the compounded interest. This feature differentiates this Fund from funds comprised of customary securities on which periodic interest is paid at market rates at time of issue. An investor in the Units, unlike an investor in a fund comprised of customary securities, lessens his risk of being unable to invest distributions at a comparable rate of return, but may forgo the ability to reinvest fully at higher rates in the future.

TAXES

     Section A. The following describes the tax consequences for FIRST GNMA SERIES and MONTHLY PAYMENT SERIES 1 THROUGH 212, 214, 216, 218, 222, 224, 228, 289-304.

     The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Sections 851-855 of the United States Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Fund qualifies as a 'regulated investment company' and distributes to Holders 90% or more of its taxable income without regard to its net capital gain (net capital gain is defined as the excess of net long-term capital gain over net short-term capital loss), it will not be subject to Federal income tax on the portion of its taxable income (including any net capital gain) distributed to Holders in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to Holders in a timely manner at least 98% of its taxable income (including any net capital gain). The Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for a taxable year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by Holders during the calendar year.

     Distributions to Holders of the Fund's interest income, gain that is treated as ordinary income under the market discount rules and any net short-term capital gain in any year will be taxable as ordinary income to Holders to the extent of the Fund's taxable income (without regard to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the Holder's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's interest income, ordinary income and any net short-term capital gain will be taxable as ordinary income to Holders.

     Distributions that are taxable as ordinary income to Holders will constitute dividends for Federal income tax purposes, but will not be eligible for the dividends-received deduction for corporations. Distributions of the Fund's net capital gain (designated as capital gain dividends by the Fund) will be taxable to a Holder as long-term capital gain, regardless of the length of time the Units have been held by a Holder. A Holder may recognize a taxable gain or loss if the Holder sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will be capital gain or loss except in the case of a dealer or a financial institution. Capital gains are generally taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. The deduction of capital losses is subject to limitations.

     Sales of Securities by the Fund (to meet redemptions or otherwise) may give rise to gain (including market discount) to the Fund. The amount of gain will be based upon the cost of the Security to the Fund and will be without regard to the value of the Security when a particular Holder purchases his Units. Such gain must be distributed to Holders to avoid Federal income (or excise) taxation to the Fund. In the case of sales to meet redemptions, some or all of such gain must be so distributed to nonredeeming Holders. Any such distribution will be taxable to Holders as discussed above (i.e., as ordinary income or long-term capital gain), even if as to a particular Holder the distribution economically represents a return of capital. Since such distributions do not reduce a Holder's tax basis in his Units, a Holder will have a corresponding capital loss (or a reduced amount of gain) on a subsequent sale or redemption of his Units.

     The Federal tax status of each year's distributions will be reported to Holders and to the Internal Revenue Service. The foregoing discussion relates only to the Federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. Holders. Holders who are not U.S. citizens or residents should be aware that distributions from the Fund generally will be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in the Fund is appropriate. Distributions may also be subject to state and local taxation and Holders should consult their own advisers in this regard.

     Holders will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the Holder or are automatically reinvested (see Administration of the Fund--Reinvestment).

     Section B. The following describes the tax consequences for MONTHLY PAYMENT SERIES 213, 215, 217, 219-221, 223, 225, 226, 227, 229-288, 305-315, INSURED
SERIES, INTERMEDIATE-TERM SERIES, SELECT HIGH YIELD SERIES, CASH OR ACCRETION BOND SERIES, SELECT SERIES, and GMNA-COLLATERALIZED BOND SERIES.

     The following discussion addresses the tax consequences of Units held only as capital assets and does not address the tax consequences of Units held by dealers, financial institutions, or insurance companies.

        In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

        The Fund is not an association taxable as a corporation for Federal income tax purposes, and income received by the Fund will be treated as the income of the Holders in the manner set forth below.

        Each Holder will be considered the owner of a pro rata portion of each Debt Obligation in the Fund and of each debt obligation in any Other Fund under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). The total cost to a Holder of his Units, including sales charges, is allocated to his pro rata portion of each Debt Obligation in proportion to the fair market values thereof on the date the Holder purchases his Units, in order to determine his tax basis for his pro rata portion of each Debt Obligation. A Holder's tax basis for his pro rata portion of any Other Fund Unit as determined above is further allocated among his pro rata portion of each of the debt obligations in the Other Fund in order to determine the Holder's tax basis for his pro rata portion of each such debt obligation. The term 'Debt Obligations' as used hereinafter under Taxes shall include the debt obligations in any Other Funds.

        Each Holder will be considered to have received the interest on his pro rata portion of each Debt Obligation when interest on the Debt Obligation is received by the Fund or an Other Fund, as the case may be. An individual Holder who itemizes deductions may deduct his pro rata share of fees and expenses of the Fund and any Other Fund only to the extent that such amount together with the Holder's other miscellaneous deductions exceeds 2% of his adjusted gross income.

        The Fund or any Other Fund may contain Debt Obligations which were originally issued at a discount ('original issue discount'). In general, original issue discount is defined as the difference between the price at which a debt obligation was issued and its stated redemption price at maturity. Original issue discount on a debt obligation issued on or after July 2, 1982 will accrue as interest over the life of the debt obligation under a formula based on the compounding of interest. Original issue discount on a debt obligation issued prior to July 2, 1982 will accrue as interest over the life of the debt obligation on a straight line basis. Each Holder will be required to include in income in each year the amount of original issue discount which accrues during the year on his pro rata portion of any Debt Obligation originally issued at a discount. If a Holder's tax basis for his pro rata portion of a Debt Obligation issued with original issue discount is greater than its 'revised issue price' but less than its stated redemption price at maturity (as may be adjusted for certain payments), the Holder will be considered to have purchased his pro rata portion of the Debt Obligation at an 'acquisition premium.' The amount of original issue discount which must be accrued will be reduced by the amount of such acquisition premium. The amount of accrued original issue discount so included in income in respect of a Holder's pro rata portion of a Debt Obligation is added to the Holder's tax basis therefor. Under proposed regulations, if a Debt Obligation is redeemed at a premium pursuant to its terms, the amount of any such redemption premium may be treated as ordinary income.

        If a Holder's tax basis for his pro rata portion of a Debt Obligation exceeds the redemption price at maturity thereof (subject to certain adjustments), the Holder will be considered to have purchased his pro rata portion of the Debt Obligation at a 'premium'. The Holder may elect to amortize the premium prior to the maturity of the Debt Obligation. The amount amortized in any year should be applied to offset the Holder's interest from the Debt Obligation and will result in a reduction of basis for his pro rata portion of the Debt Obligation.

        A Holder will recognize taxable gain or loss when all or part of his pro rata portion of a Debt Obligation is disposed of for an amount greater or less than his adjusted tax basis. Any such taxable gain or loss will be capital gain or loss except that any gain from the disposition of a Holder's pro rata portion of a Debt Obligation acquired by the Holder at 'market discount' (i.e., if the Holder's original cost for his pro rata portion of the Debt Obligation (plus any original issue discount which will accrue thereon) is less than its stated redemption price at maturity) will be treated as ordinary income to the extent the gain does not exceed the accrued market discount. Capital gains are generally taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. The deduction of capital losses is subject to limitations. A Holder will be considered to have disposed of all or part of his pro rata portion of each Debt Obligation when he sells or redeems all or some of his Units. A Holder will be considered to have disposed of all or part of his pro rata portion of each Debt Obligation in any Other Fund when the Fund sells or redeems all or some of the Units in the Other Fund. A Holder will also be considered to have disposed of all or part of his pro rata portion of a Debt Obligation when all or part of the Debt Obligation is sold by the Fund or is redeemed or paid at maturity.

        Under the income tax laws of the State and City of New York, the Fund is not an association taxable as a corporation and income received by the Fund will be treated as the income of the Holders in the same manner as for Federal income tax purposes.

        Notwithstanding the foregoing, a Holder who is a non-resident alien individual or a foreign corporation (a 'Foreign Holder') will generally not be subject to U.S. Federal income taxes, including withholding taxes, or information reporting, on the interest income (including any original issue discount) on, or any gain from the sale or other disposition of, his pro rata portion of any Debt Obligation provided that (i) the interest income or gain is not effectively connected with the conduct by the Foreign Holder of a trade or business within the United States, (ii) if the interest is United States source income (which is the case on most Debt Obligations issued by United States issuers), the Debt Obligation is issued after July 18, 1984 and the Foreign Holder does not own, actually or constructively, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Debt Obligation and is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Debt Obligation, (iii) with respect to any gain, the Foreign Holder (if an individual) is not present in the United States for 183 days or more during the taxable year and (iv) the Foreign Holder provides the required certification of his status and of certain other matters. Foreign Holders should consult their own tax advisers with respect to United States Federal income tax consequences of ownership of Units.

                                    *  *  *

     The Sponsors believe that (i) each of the Debt Obligations, the interest on which is United States source income (which is the case for most Debt Obligations issued by United States issuers), was or will have been issued after July 18, 1984 and (ii) interest on any Debt Obligation issued by a non-United States issuer is not subject to any foreign withholding taxes under current law. There can be no assurance, however, that foreign withholding taxes will not be imposed on interest on Debt Obligations issued by non-United States issuers in the future.

     Neither the Sponsors nor Davis Polk & Wardwell has made or will make a review of the facts and circumstances relating to the issuance of any Debt Obligation. To the best knowledge of the Sponsors, each Debt Obligation will be treated as debt for tax purposes by the respective issuers. The Internal Revenue Service, however, is not bound by an issuer's treatment and may take the position that a Debt Obligation has more equity than debt features and, accordingly, should be treated as equity. In the event of such a recharacterization, a withholding tax at the statutory rate of 30% (or a lesser treaty rate) would apply on distributions to Foreign Holders in respect of that Debt Obligation.

     After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the Fund on the Debt Obligations, the gross proceeds received by the Fund from the disposition of any Debt Obligation (resulting from redemption or payment at maturity of any Debt Obligation or the sale by the Fund of any Debt Obligation or Other Fund Unit), and the fees and expenses paid by the Fund. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service.

     Holders will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the Holder or are automatically reinvested (see Administration of the Fund--Reinvestment).

     The foregoing discussion relates only to United States Federal and certain aspects of New York State and City income taxes. Holders may be subject to taxation in state and local jurisdictions (including a Foreign Holder's country of residence) and should consult their own tax advisers in this regard.

                                    *  *  *

     The following supplements 'Taxes--Section B' with respect to the CASH OR ACCRETION BOND SERIES and SELECT SERIES.

        Each Holder's pro rata portion of each Compound Interest Bond will be considered to have been originally issued at a discount ('original issue discount'). In general, original issue discount is defined as the difference between the price at which a debt obligation was issued and its stated redemption price at maturity. Each Holder will be required to include in gross income each year the amount of original issue discount which accrues during the year (determined under a formula based on the compounding of interest) on his pro rata portion of each Compound Interest Bond. If a Holder's tax cost for his pro rata portion of a Debt Obligation issued with original issue discount is greater than its 'adjusted issue price' but less than its stated redemption price at maturity (as may be adjusted for certain payments), the Holder will be considered to have purchased his pro rata portion of the Debt Obligation at an 'acquisition premium.' The amount of original issue discount which must be accrued will be reduced by the amount of such acquisition premium. The amount of accrued original issue discount so included in income in respect of a Holder's pro rata portion of a Bond is added to the Holder's tax basis therefor. Under proposed regulations, if a Debt Obligation is redeemed at a premium pursuant to its terms, the amount of any such redemption may be treated as ordinary income.

        A Holder will not recognize taxable gain or loss when additional Units are credited to his account to reflect increases in the Accreted Principal Amount of the Compound Interest Bonds, but taxable gain or loss may be recognized when the Holder disposes of these Units either pursuant to the procedures specified for automatic capital appreciation liquidations or otherwise. As discussed above, when the Holder disposes of these Units he will be considered to have disposed of a part of his pro rata portion of each Bond and may recognize taxable gain (or loss) depending on the Holder's adjusted tax basis for this part of his pro rata portion of each Bond.

                                    *  *  *

     To the best knowledge of the Sponsors, each Bond was issued after July 18, 1984.

     Certain aspects of the above opinion of Davis Polk & Wardwell are based in part on the assumption that the Compound Interest Bonds are treated as indebtedness of their respective Issuers for Federal income tax purposes. In connection with the issuance of each Compound Interest Bond, counsel to the Issuer thereof has rendered or will render an opinion that the Compound Interest Bonds (and the other compound interest bonds and other classes of bonds issued with it) will be treated for Federal income tax purposes as indebtedness of the Issuer, and not as an ownership interest in the GNMA/FNMA/FHLMC Certificates collateralizing such bonds, or an equity interest in the Issuer or in a separate association taxable as a corporation. Neither the Sponsors nor Davis Polk & Wardwell have made or will make any review of the basis for these opinions.

     After the end of each calendar year, the Fund Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the Fund on each interest-bearing bond (and on each Compound Interest Bond after it reaches its Payment Commencement Date), the original issue discount accrued on any Compound Interest Bond or other bond having original issue discount, the gross proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond) and the fees and expenses paid by the Fund. The Trustees will also furnish annual information returns to each Holder and to the Internal Revenue Service.

     Holders should be aware that, because of the above original issue discount rules, Holders will be required for Federal income tax purposes to include amounts in gross income in advance of the receipt of the cash attributable to such income. A Holder who elects to sell or redeem the additional Units credited to his account pursuant to the Fund's automatic Unit accretion liquidations or otherwise will receive cash each year but will still be required to determine the amount includable in his gross income under the original issue discount rules and in addition will be required to calculate whether he recognized any taxable gain or loss on the sale or redemption of the additional Units. Therefore, investment in the Fund may be appropriate only for Individual Retirement Accounts, Keogh plans, pension funds and other tax-deferred retirement plans (see Retirement Plans below). Purchasers of Units should consult their own tax advisers as to the tax treatment of original issue discount with respect to their particular circumstances, and the application of state and local laws, in order to determine whether an investment in the Fund would be appropriate for them.

     Section C. The following describes the tax consequences for PREFERRED STOCK SERIES and PREFERRED STOCK PUT SERIES.

TAXATION OF THE FUND

     The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Sections 851-855 of the United States Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Fund qualifies as a 'regulated investment company' and distributes to Holders 90% or more of its taxable income without regard to its net capital gain (net capital gain is defined as the excess of net long-term capital gain over net short-term capital loss), it will not be subject to Federal income tax on the portion of its taxable income (including any net capital gain) distributed to Holders in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent the Trust distributes to Holders in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Fund will not be subject to Federal income tax or the excise tax because the Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for a taxable year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by Holders during the calendar year.

DISTRIBUTIONS

     Distributions to Holders of the Fund's dividend income and net short-term capital gain in any year will be taxable as ordinary income to Holders to the extent of the Fund's taxable income (without regard to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the Holder's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's dividend income and net short-term capital gain will be taxable as ordinary income to Holders.

     Distribution of the Fund's net capital gain (designated as capital gain dividends by the Fund) will be taxable to Holders as long-term capital gain, regardless of the length of time the Units have been held by a Holder. A Holder may recognize a taxable gain or loss if the Holder sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will be a capital gain or loss, except in the case of a dealer. Capital gains are generally taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. The deduction of capital losses is subject to limitations.

     A distribution of Securities to a Holder upon redemption of his Units will be a taxable event to such Holder, and that Holder will recognize taxable gain or loss (equal to the difference between such Holder's tax basis in his Units and the fair market value of Securities received in redemption), which will be capital gain or loss except in the case of a dealer in securities, upon such distribution. Holders should consult their own tax advisers in this regard.

     Distributions which are taxable as ordinary income to Holders will constitute dividends for Federal income tax purposes. To the extent that distributions are appropriately designated by the Trust and are attributable to dividends received by the Trust from domestic issuers with respect to whose securities the Trust satisfied the requirements for the dividends-received deduction, such distributions will be eligible for the dividends-received deduction for corporations (other than corporations such as 'S' corporations which are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax).

     The dividends-received deduction generally is 70%. However, Congress from time to time considers proposals to reduce the rate, and enactment of such a proposal would adversely affect the after-tax return to investors who can take advantage of the deduction. Holders are urged to consult their own tax advisers.

     Sections 246 and 246A of the Code contain additional limitations on the eligibility of dividends for the corporate dividends-received deduction. Depending upon the corporate Holder's circumstances (including whether it has a 45-day holding period for his Units and whether its Units are debt financed), these limitations may be applicable to dividends received by a Holder from the Fund which would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, Holders should consult their own tax advisers in this regard. A corporate Holder should be aware that the receipt of dividend income for which the dividends-received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's 'adjusted current earnings' for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code.

     The Federal tax status of each year's distributions will be reported to Holders and to the Internal Revenue Service. The foregoing discussion relates only to the Federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. Holders. Holders that are not United States citizens or residents should be aware that distributions from the Fund will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in the Fund is appropriate. Distributions may also be subject to state and local taxation and Holders should consult their own tax advisers in this regard.

                                    *  *  *

     The following supplements 'Taxes--Section C' with respect to the FIRST THROUGH FIFTH PREFERRED STOCK PUT SERIES:

     There are no regulations, published rulings or judicial decisions involving the characterization for Federal income tax purposes of arrangements involving the purchase of preferred stocks with purchase commitments that are substantially the same as the Sellers' purchase commitments with respect to the Securities. However, Davis Polk & Wardwell, special counsel for the Sponsors, are of the opinion that, under applicable law, the Fund will be treated as the owner of the Securities for Federal income tax purposes, notwithstanding the existence of the Sellers' purchase commitments. (Neither the Fund nor the Sponsors have applied for a ruling from the Internal Revenue Service regarding the ownership of the Securities; the Internal Revenue Service has announced in Rev. Proc. 83-55, as restated as part of Rev. Proc. 93-3, that it will not ordinarily issue advance rulings or determination letters on the question of who is the true owner of securities or participation interests therein where the purchaser has the contractual right to cause the security or participation interest therein to be purchased by either the seller or a third party; accordingly, there can be no assurance that the Internal Revenue Service will agree with the conclusion expressed herein or that it will not take actions which, if sustained, would result in the Fund not being treated as the owner of the Securities for Federal income tax purposes.)

     The Fund may recognize capital gain upon the sinking fund or optional redemption of Securities in an amount equal to the excess of the redemption price of the Securities redeemed over the Fund's cost therefor (including any portion of such cost allocable to the Seller's purchase commitment). The Fund may also recognize capital gain if it sells a Security (pursuant to the Seller's purchase commitment or otherwise). The existence of the Seller's purchase commitments causes any capital gain realized by the Fund to constitute short-term capital gain regardless of whether the Security redeemed or sold was held in excess of the long-term capital gain holding period. Therefore, distributions of the Fund's capital gain will constitute ordinary income dividends (not capital gain dividends) to the extent of the Fund's taxable income for that year but will not qualify for the dividends-received deduction for corporations.

     Only the amount of the Fund's dividend distributions (exclusive of capital gain dividends) which does not exceed the aggregate amount of dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporations. Dividends received by the Fund will be considered dividends for this purpose only if such dividends would qualify for the dividends-received deduction for corporations pursuant to the rules generally applicable to corporations under Section 246(c) of the Code. Although there are no regulations, published rulings or judicial decisions involving the eligibility for the dividends-received deduction in circumstances substantially similar to those present here, it is the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, that the Fund will be considered to have a holding period for the Securities of at least 45 days for purposes of
Section 246(c) of the Code and that accordingly all dividends received by the Fund on the Securities will qualify for the dividends-received deduction and thus will be considered to be dividends for purposes of determining the amount of the Fund's dividend distributions which will qualify for the dividends-received deduction. Opinions of counsel, however, are not binding on the Internal Revenue Service. The Internal Revenue Service could assert that because of the existence of the Seller's purchase commitments, none of the dividends received by the Fund will qualify for the dividends-received deductions under the rules generally applicable to corporations and therefore that none of the dividends distributed by the Fund will qualify for the dividends-received deduction. Although there can be no assurance as to the outcome, it is the opinion of Davis Polk & Wardwell that the Internal Revenue Service would not prevail if this issue were properly presented to a court.

     It is likely that less than 100% of the Fund's dividend distributions will qualify for the dividends-received deduction. The exact percentage of the Fund's dividend distributions in a given year that will qualify for the dividends-received deduction will depend on the expenses of the Fund for such year and the amount of Securities redeemed or sold in the year and whether any short-term capital gain results therefrom.

     The following supplements 'Taxes--Section C' with respect to the SIXTH PREFERRED STOCK PUT SERIES:

     There are no regulations, published rulings or judicial decisions involving the characterization for Federal income tax purposes of arrangements involving the purchase of preferred stocks with purchase commitments that are substantially the same as the Sellers' purchase commitments with respect to the Securities. However, Davis Polk & Wardwell, special counsel for the Sponsors, are of the opinion that, under applicable law, the Fund will be treated as the owner of the Securities for Federal income tax purposes, notwithstanding the existence of the Sellers' purchase commitments. (Neither the Fund nor the Sponsors have applied for a ruling from the Internal Revenue Service regarding the ownership of the Securities; the Internal Revenue Service has announced in Rev. Proc. 83-55, as restated as part of Rev. Proc. 93-3, that it will not ordinarily issue advance rulings or determination letters on the question of who is the true owner of securities, or participation interests therein, where the purchaser has the contractual right to cause the security, or participation interests therein, to be purchased by either the seller or a third party; accordingly, there can be no assurance that the Internal Revenue Service will agree with the conclusion expressed herein or that it will not take actions which, if sustained, would result in the Fund not being treated as the owner of the Securities for Federal income tax purposes.)

     The Fund may recognize capital gain upon the sinking fund or optional redemption of Securities in an amount equal to the excess of the redemption price of the Securities redeemed over the Fund's cost therefor (including any portion of such cost allocable to the Seller's purchase commitment). The Fund may also recognize capital gain if it sells a Security (pursuant to the Seller's purchase commitment or otherwise). The existence of the Seller's purchase commitments causes any such capital gain to constitute short-term capital gain regardless of whether the Security redeemed or sold was held by the Fund in excess of the long-term capital gain holding period. Therefore, distributions of the Fund's capital gain will constitute ordinary income dividends (not capital gain dividends) to the extent of the Fund's taxable income for that year but will not qualify for the dividends-received deduction for corporations.

     Only the amount of the Fund's dividend distributions (exclusive of capital gain dividends) which does not exceed the aggregate amount of dividends from domestic corporations received by the Fund will qualify for the 70% dividends-received deduction for corporations. Dividends received by the Fund will be considered dividends for this purpose only if such dividends would qualify for the dividends-received deduction pursuant to the rules generally applicable to corporations under Section 246(c) of the Code. Although, there are no regulations, published rulings or judicial decisions involving the eligibility for the dividends-received deduction in circumstances substantially similar to those present here, it is the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, that upon the sale or other disposition of a Security, only the last dividend received by the Fund on the Security will fail to qualify for the dividends-received deduction pursuant to the rules applicable to the Fund under Section 246(c) of the Code, and therefore that only the last dividend will not be considered to be a dividend for purposes of determining the amount of the Fund's dividend distributions which will qualify for the dividends-received deduction. Opinions of counsel are not binding on the Internal Revenue Service. The Internal Revenue Service could assert that because of the existence of the Seller's purchase commitments, none of the dividends received by the Fund will qualify for the dividends-received deduction under the rules generally applicable to corporations and therefore that none of the dividends distributed by the Fund will qualify for the dividends-received deduction. Although there can be no assurance as to the outcome, it is the opinion of Davis

Polk & Wardwell that the Internal Revenue Service would not prevail if this issue were properly presented to a court. It should be noted that, in describing an amendment to Section 246(c) contained in the proposed Technical Corrections Act of 1985 (which became part of the Tax Reform Act of 1986), the staff of the Joint Committee on Taxation stated that the pre-Tax Reform Act of 1986 version of Section 246(c), which is applicable to the Fund, 'appears to retroactively deny the dividends received deduction' as to all dividends when the holder disposes of the stock and the 45-day holding period requirement is not met, but that this may require filing amended returns in some cases and in other cases the period of limitations may expire. On the other hand, in discussing the pre-Tax Reform Act of 1986 version of Section 246(c) at the hearings on the proposed Technical Corrections Act, a representative of the Treasury Department stated that it believed that the pre-Act version of statute does not provide explicit guidelines concerning which dividends are denied the dividends-received deduction when stock is sold or otherwise disposed of and the 45-day holding period requirement is not met, but that as a policy matter the deduction should be denied only with respect to the last dividend received prior to the sale or other disposition of the stock.

     It is likely that less than 100% of the Fund's dividend distributions will qualify for the dividends-received deduction. The exact percentage of the Fund's dividend distributions in a given year that will so qualify will depend on the expenses of the Fund for such year and the amount of Securities redeemed or sold in the year and whether any short-term capital gain results therefrom.

     Amounts paid to the Sponsors on account of the deferred portion of the sales charge will be considered for federal income tax purposes as having been distributed pro rata to the Holders and then paid by the Holders to the Sponsors. Accordingly, these deemed distributions will be taxable to Holders as ordinary income or a return of capital. A portion of the deferred sales charge may be treated as interest which would be deductible by a Holder subject to limitations on the deduction of investment interest. The non-interest portion of the deferred sales charge should be added to the Holder's tax basis in his Units. The deferred sales charge could cause the Holder's Units to be considered to be debt-financed under Section 246(A) of the Code which would result in a proportionately small reduction of the dividends-received deduction. Holders should consult their own tax advisers as to the income tax consequences of the deferred sales charge.

RETIREMENT PLANS

     The GNMA-COLLATERALIZED BOND SERIES, CASH OR ACCRETION SERIES and SELECT SERIES may be well suited for purchase by individual retirement accounts (IRAs), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from these plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Holders of units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including each of the Sponsors, and other financial institutions. Fees and charges with respect to these plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Funds may be purchased by retirement plans established pursuant to the Self-Employed Individuals Tax Retirement Act of 1962 ('Keogh plans') for self-employed individuals, partnerships or unincorporated companies. Qualified individuals may generally make annual tax-deductible contributions up to the lesser of 20% of annual compensation or $30,000 to Keogh plans. The assets of the plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Generally there are penalties for premature distributions from a plan before attainment of age 59, except in the case of a participant's death or disability and certain other circumstances. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($2,250 if a spousal account) is also established.

     Individual Retirement Account--IRA. Any individual (including one covered by an employer retirement plan) can establish an IRA or make use of a qualified IRA arrangement set up by an employer or union for the purchase of Units of the Fund. Any individual can make a contribution to an IRA equal to the lesser of $2,000 ($2,250 if a spousal account is also established) or 100% of earned income; such investment must be made in cash. However, no deduction is permitted for an individual over the age of 70 1/2 and the deductible amount an individual under the age of 70 1/2 may contribute will be reduced if the individual or the individual's spouse is covered by an employer retirement plan and the individual's adjusted gross income exceeds $25,000 (in the the case of a single individual) or $40,000 (in the case of married individuals filing a joint return). For a married individual who files a separate return, the deductible contribution is limited to $200 if the individual or the individual's spouse is covered by a retirement plan, unless the individual's adjusted gross income exceeds $10,000 in which case the deductible contribution is zero. A married individual who did not live with a spouse for any part of the year and files a separate return is treated as a single person for purposes of these rules. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. It should be noted that certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to be distributed and subject to tax at that time. A participant's entire interest in an IRA must be, or commence to be, distributed to the participant not later than the April 1 following the taxable year during which the participant attains age 70 1/2. Taxable distributions made before attainment of age 59 1/2, except in the case of a participant's death or disability, or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

     Corporate Pension and Profit-Sharing Plan. A pension or profit-sharing plan established for employees of a corporation may purchase Units of the Funds.

PUBLIC SALE OF UNITS

PUBLIC OFFERING PRICE

     Unless otherwise specified below or in Part A, the Public Offering Price of Units is computed by adding to the aggregate bid side (the offering side in CASH OR ACCRETION BOND SERIES and SELECT SERIES) evaluation of the Securities (as determined by the Evaluator), divided by the number of Units outstanding, the sales charge at the applicable percentage of the evaluation per Unit (the net amount invested). A proportionate share of any cash held by the Fund in the Capital Account not allocated to the purchase of specific Securities and net accrued and undistributed interest on the Securities to the date of delivery of the Units to the purchaser is added to the Public Offering Price. The Public Offering Price of the Units will vary from day to day in accordance with fluctuations in the evaluations of the underlying Securities.

     The following tables set forth the applicable percentage of sales charge and the concession to dealers for the Funds specified. These amounts are reduced on a graduated scale for quantity purchases and will be applied on whichever basis is more favorable to the purchaser. To qualify for the reduced sales charge and concession applicable to quantity purchases, the dealer must confirm that the sale is to a single purchaser as defined below or is purchased for its own account and not for distribution. Sales charges and dealer concessions are as follows:


                                            SALES CHARGE
                                    (GROSS UNDERWRITING PROFIT)
                                                                     DEALER
                                   ------------------------------ CONCESSION AS
                                    AS PERCENT OF  AS PERCENT OF   PERCENT OF
                                   PUBLIC OFFERING  NET AMOUNT   PUBLIC OFFERING
NUMBER OF UNITS                         PRICE        INVESTED         PRICE
--------------------------------------------------------------------------------
             MONTHLY PAYMENT, SELECT HIGH YIELD AND INSURED SERIES

Less than 250......................       5.50%           5.820%     3.575%
250-499............................       4.50            4.712      2.925
500-749............................       3.50            3.627      2.275
750-999............................       2.50            2.564      1.625
1,000 or more......................       2.00            2.041      1.300

                            INTERMEDIATE TERM SERIES
Less than 250......................       4.75%           4.987%     3.088%
250-499............................       3.75            3.896      2.438
500-749............................       2.75            2.828      1.788
750-999............................       2.00            2.041      1.300
1,000 or more......................       1.50            1.523      0.975

                               FIRST GNMA SERIES
Less than 250......................       4.25%           4.439%     2.763%
250-499............................       3.25            3.359      2.113
500-749............................       2.50            2.564      1.625
750-999............................       2.00            2.041      1.300
1,000 or more......................       1.50            1.523      0.975

                             PREFERRED STOCK SERIES
Less than 250......................       4.50%           4.712%     2.925%
250-499............................       3.25            3.359      2.113
500-749............................       2.50            2.564      1.625
750-999............................       2.00            2.041      1.300
1,000 or more......................       1.50            1.523      0.975

            CASH OR ACCRETION BOND SERIES 1-11 AND SELECT SERIES 12
Less than 250,000..................       3.50%           3.627%     2.275%
250,000-499,999....................       2.75            2.828      1.788
500,000-749,999....................       2.00            2.040      1.300
750,000-999,999....................       1.50            1.523      0.975
1,000,000 or more..................       1.00            1.010      0.650

                                            SALES CHARGE
                                    (GROSS UNDERWRITING PROFIT)
                                                                     DEALER
                                   ------------------------------ CONCESSION AS
                                    AS PERCENT OF  AS PERCENT OF   PERCENT OF
                                   PUBLIC OFFERING  NET AMOUNT   PUBLIC OFFERING
NUMBER OF UNITS                         PRICE        INVESTED         PRICE
--------------------------------------------------------------------------------
                       GNMA-COLLATERALIZED BOND SERIES 8
Less than 250,000..................       4.50%           4.712%     2.925%
250,000-499-999....................       3.25            3.359      2.113
500,000-749,999....................       2.50            2.564      1.625
750,000-999,999....................       2.00            2.041      1.300
1,000,000 or more..................       1.50            1.523      0.975

                           PREFERRED STOCK PUT SERIES
             No sales charge; units are priced as set forth below.


     The above graduated sales charges will apply on all purchases on any one day by the same purchaser of Units only in the amounts stated. Concurrent purchases in the secondary market of one or more Series sponsored by the Sponsors which have the same rates of sales charge will be aggregated. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

     Employees of certain of the Sponsors and their affiliates may purchase Units of the Fund at prices based on a reduced sales charge of not less than $5.00 per Unit (per 1,000 Units in Cash or Accretion and Select Series).

     The Public Offering Price of Units of PREFERRED STOCK PUT SERIES is computed by dividing the offering side evaluation of the Securities (as determined by the Evaluator) by the number of Units outstanding. A proportionate share of the amount in the Income Account at the date of delivery of the Units to the purchaser is added to the Public Offering Price and (on sales of the SIXTH PREFERRED STOCK PUT SERIES) a proportionate share of the deferred sales charge (if any) accrued to that date is deducted from the Public Offering Price. This deferred sales charge, at a rate of .747% per annum of the outstanding par or stated value of the Securities in that Fund, is calculated on a quarterly basis on the third day of each January, April, July and October, deducted from dividend income payable to Holders on the last day of these months and paid to the Sponsors. The accrued portion is paid out of the proceeds of redemption.

     Evaluations of the Securities are determined by the Evaluator, taking into account the same factors referred to under Redemption--Computation of Redemption Price per Unit. The determination (except for Put Series) is made each business day as of the Evaluation Time set forth under Investment Summary in Part A (the 'Evaluation Time'), effective for all sales made since the last of these evaluations. The determination for Put Series is made on the last business day of each week, effective for all sales during the following week. (Section 4.01). The term 'business day', as used herein and under 'Redemption', shall exclude Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, for FIRST GNMA SERIES, GNMA COLLATERALIZED BOND SERIES, CASH OR ACCRETION BOND SERIES and SELECT SERIES, 'business day' shall exclude the following Federal holidays:
Columbus Day, Veteran's Day and Martin Luther King's birthday.

COMPARISON OF PUBLIC OFFERING PRICE, SPONSORS' REPURCHASE PRICE AND REDEMPTION PRICE

     On the Evaluation Date the Public Offering Price per Unit (which includes the sales charge) exceeded the Sponsors' Repurchase Price per Unit and the Redemption Price per Unit (each generally based on the bid side evaluation of the Securities in the Fund--see Redemption) by the amount set forth under Investment Summary in Part A. For various reasons (including fluctuations in the market prices of the Securities and the fact that the Public Offering Price includes the sales charge), the amount realized by a Holder upon any sale or redemption of Units may be less than the price paid by him for the Units.

     The bid and offering side evaluations of Securities listed on a national securities exchange or an over-the-counter market will generally be based on the closing price on that market (see Redemption). In the past, the bid prices of publicly offered issues have been lower than the offering prices thereof by as much as 1 1/2% or more of par or stated value in the case of inactively traded issues and as little as 1/4% in the case of actively traded issues; the difference between the offering and bid prices has averaged between 1/2% and 1% of par or stated value. For this and other reasons (including fluctuations in the market prices of these Securities and the fact that the Public Offering Price (except on Put Series) includes a sales charge), the amount realized by a Holder upon any sale or redemption of Units may be less than the price paid by him for those Units. However, on PUT SERIES, since each Seller has committed to purchase the Securities on each annual or semi-annual purchase date at the Put Price, the Sponsors anticipate that the bid side evaluation of the Securities on those dates will at least equal the Put Price (although not necessarily the offering side evaluation on the date of purchase). During the period between these purchase dates, the bid side evaluation of the Securities may fluctuate but should approach the Put Price as the end of the period approaches.

PUBLIC DISTRIBUTION

     The Sponsors intend to continue to qualify Units for sale in certain states in the U.S. in which qualification is deemed necessary by the Sponsors and by dealers who are members of the National Association of Securities Dealers, Inc. The Sponsors do not intend to qualify Units for sale in any foreign countries, and this Prospectus does not constitute an offer to sell Units in any state or country where Units cannot lawfully be sold. Sales to dealers are currently made at prices which represent a concession of the applicable rate specified above, but the Agent for the Sponsors reserves the right to change the amount of the concession to dealers from time to time. Any dealer may reallow a concession not in excess of the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

     In maintaining a market for Units (see Market for Units) the Sponsors will realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem these Units, as the case may be. On any deposit of Securities into a Fund with respect to the sale of additional Units to the public the Sponsors may realize a profit or loss. The amount of any additional fees received in connection with the direct placement of certain Debt Obligations deposited in the Portfolio is set forth under Investment Summary in Part A. In addition, any Sponsor or Underwriter may realize profits or sustain losses in respect of Debt Obligations deposited in the Fund which were acquired by the Sponsor or Underwriter from underwriting syndicates of which the Sponsor or Underwriter was a member. On the SIXTH PREFERRED STOCK PUT SERIES, a deferred sales charge of .747% per annum of the par or stated value of the Securities, calculated on a quarterly basis, will be deducted from the dividend income on the Preferred Stocks received by this Series and will be paid to the Sponsors quarterly. For Units of this Series tendered for redemption, a pro rata portion of the accrued deferred sales charge (if any) will be paid to the Sponsors out of the proceeds of the redemption. On each PREFERRED STOCK PUT SERIES, the Sponsors also received an initial placement fee from the Sellers and receive an annual placement fee equal to a percentage of the Put Price, in the amount indicated under Investment Summary in Part A. Cash, if any, made available by buyers of Units to the Sponsors prior to the settlement date for the purchase of Units may be used in the Sponsors' businesses subject to the limitations of Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

MARKET FOR UNITS

     While the Sponsors are not obligated to do so, it is their intention to maintain a secondary market for Units of this Series and continuously to offer to purchase Units of this Series at prices, subject to change at any time, which will be computed based on the bid side of the market, taking into account the same factors referred to in determining the bid side evaluation of Securities for purposes of redemption (see Redemption). The Sponsors also intend to use their best efforts to maintain a current prospectus for this Series and subsequent series for a period of approximately six years after initial distribution of the respective series, the anticipated period of active trading in units of these series, to the extent required by applicable law in order for them to dispose of Units held in their inventories. The Sponsors may discontinue purchases of these Units at prices based on the bid side evaluation of the Securities (i) should the supply of Units exceed demand or for other business reasons or (ii) if there is no current prospectus for this Series, or (iii) if, due to any change subsequent to the date of this Prospectus in conditions imposed by regulatory or legislative action, the Sponsors cannot at the time lawfully sell Units to the public without incurring expenses or complying with conditions which they consider unreasonable or onerous, or (iv) if the right of redemption shall have been suspended (see Redemption), or (v) if the Indenture shall have been terminated (see Administration of the Fund--Amendment and Termination) or (vi) at any time when the aggregate purchase price to the Sponsors of units of all outstanding series of Defined Asset Funds--Corporate Income Fund held by the Sponsors in their inventories exceeds an aggregate amount equal to $3,000,000. In this event the Sponsors may nonetheless under certain circumstances purchase Units, as a service to Holders, at prices based on current redemption prices for those Units (see Redemption). The Sponsors, of course, do not in any way guarantee the enforceability, marketability or price of any Securities in the Portfolio or of the Units. Prospectuses relating to certain other unit trusts indicate an intention, subject to change on the part of the respective sponsors of such trusts, to purchase units of those trusts on the basis of a price higher than the bid prices of the bonds in the trusts. Consequently, depending upon the prices actually paid, the repurchase price of other sponsors for units of their trusts may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsors for Units of this Series in secondary market transactions. As in this Series, the purchase price per unit of such unit trusts will depend primarily on the value of the bonds in the portfolio of the trust.

     The Sponsors may redeem any Units they have purchased in the secondary market or through the Trustee in accordance with the procedures described below if they determine it is undesirable to continue to hold these Units in their inventories. Factors which the Sponsors will consider in making this determination will include the number of units of all series of all funds which they hold in their inventories, the saleability of the units and their estimate of the time required to sell the units and general market conditions. For a description of certain consequences of any redemption for remaining Holders, see Redemption.

     A Holder who wishes to dispose of his Units should inquire of his bank or broker as to current market prices in order to determine if there exist over-the-counter prices in excess of the repurchase price.

REDEMPTION

     While it is anticipated that Units in most cases can be sold in the over-the-counter market for an amount equal to the Redemption Price per Unit (see Market for Units), Units may be redeemed at the office of the Trustee upon tender on any business day, as defined under Public Sale of Units--Public Offering Price, of Certificates or, in the case of uncertificated Units, delivery of a request for redemption, and payment of any relevant tax, without any other fee (Article V). Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. Holders must sign exactly as their names appear on the face of the Certificate with the signatures guaranteed by an eligible guarantor institution, or in some other manner acceptable to the Trustee. In certain instances the Trustee may require additional documents including, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

     On the seventh calendar day following the tender (or if the seventh calendar day is not a business day on the first business day prior thereto), the Holder will be entitled to receive the proceeds of the redemption in an amount per Unit equal to the Redemption Price per Unit (see below) as determined as of the Evaluation Time next following the tender. So long as the Sponsors are maintaining a market at prices not less than the Redemption Price per Unit, the Sponsors will repurchase any Units tendered for redemption no later than the close of business on the second business day following the tender (see Market for Units). The Trustee is authorized in its discretion, if the Sponsors do not elect to repurchase any Units tendered for redemption or if a Sponsor tenders Units for redemption, to sell the Units in the over-the-counter market at prices which will return to the Holder a net amount in cash equal to or in excess of the Redemption Price per Unit for the Units (Article V).

     The Trustee is empowered to sell Securities in order to make funds available for redemption (Article V) if funds are not otherwise available in the Capital and Income Accounts (see Administration of the Fund-- Accounts and Distributions). The Securities to be sold will be selected from a list supplied by the Sponsors. Securities will be chosen for this list by the Sponsors on the basis of those market and credit factors as they may determine are in the best interests of the Fund. Provision is made under the Indenture for the Sponsors to specify minimum face amounts in which blocks of Securities are to be sold in order to obtain the best price for the Fund. While these minimum amounts may vary from time to time in accordance with market conditions, the Sponsors believe that the minimum face amounts which would be specified would range from $25,000 for readily marketable Securities to $250,000 for certain less marketable Securities or Restricted Securities which can be distributed on short notice only by private sale, usually to institutional investors. Provision is also made that sales of Securities may not be made so as to (i) result in the Fund owning less than $250,000 of any Restricted Security or (ii) result in more than 50% of the Fund consisting of Restricted Securities. In addition, the Sponsors will use their best efforts to see that these sales of Securities are carried out in such a way that no more than 40% in face amount of the Fund is invested in Restricted Securities, provided that sales of unrestricted Securities may be made if the Sponsors' best efforts with regard to timely sales of Restricted Securities at prices they deem reasonable are unsuccessful and if as a result of these sales more than 50% of the Fund does not consist of Restricted Securities. Thus the redemption of Units may require the sale of larger amounts of Restricted Securities than of unrestricted Securities.

     To the extent that Securities are sold, the size and diversity of the Fund will be reduced. Sales will usually be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Holder depending on the value of the Securities in the Portfolio at the time of redemption. In addition, because of the minimum face amounts in which Securities are required to be sold, the proceeds of sale may exceed the amount required at the time to redeem Units; these excess proceeds will be distributed to Holders (see Administration of the Fund--Portfolio Supervision).

     The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange, Inc. is closed other than for customary weekend and holiday closings, or (2) for any period during which, as determined by the SEC, (i) trading on that Exchange is restricted or (ii) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, or (3) for any other periods which the SEC may by order permit (Article V).

COMPUTATION OF REDEMPTION PRICE PER UNIT

     Redemption Price per Unit is computed by the Trustee, as of the Evaluation Time, on each June 30 and December 31 (or the last business day prior thereto), on any business day as of the Evaluation Time next following the tender of any Unit for redemption, and on any other business day desired by the Trustee or the Sponsors, by adding (a) the aggregate bid side evaluation of the Securities, (b) cash on hand in the Fund (other than cash covering contracts to purchase Securities or credited to a reserve account), (c) accrued but unpaid interest on the Securities up to but not including the date of redemption and (d) the aggregate value of all other assets of the Fund; deducting therefrom the sum of
(v) taxes or other governmental charges against the Fund not previously deducted, (w) accrued but unpaid expenses of the Fund, (x) amounts payable for reimbursement of Trustee advances, (y) cash held for redemption of units for distribution to Holders of record as of a date prior to the evaluation and (z) the aggregate value of all other liabilities of the Fund; and dividing the result by the number of Units outstanding as of the date of computation (Article
V).

     The aggregate current bid or offering side evaluation of the Securities is determined by the Evaluator in the following manner: if the Securities are traded on the over-the-counter market, this evaluation is generally based on the closing sale prices on the over-the-counter market (unless the Evaluator deems these prices inappropriate as a basis for evaluation). If closing sale prices are unavailable, the evaluation is generally determined (a) on the basis of current bid or offering prices for the Securities, (b) if bid or offering prices are not available for any Securities, on the basis of current bid or offering prices for comparable securities, (c) by appraising the value of the Securities on the bid or offering side of the market or (d) by any combination of the above (Article IV). Among the factors to be considered in determining the value of any Restricted Securities are (i) an estimate of the existence and extent of any available market therfor, (ii) the extent of any discount at which these Securities were acquired by the Fund, (iii) the estimated period of time during which these Securities will not be freely marketable, (iv) the estimated expenses of qualifying these Securities for public sale, (v) estimated underwriting commissions, if any, and (vi) any credit or other factors affecting the issuer or the guarantor of these Securities. In making evaluations, opinions of counsel may be relied upon as to whether any Securities are Restricted Securities.

     The value of any insurance is reflected in the market value of any Insured Debt Obligations. The Evaluator will consider the value of any Portfolio Insurance (including the right to obtain Permanent Insurance) in its evaluation of Portfolio-Insured Debt Obligations only when they are in default in payment of principal or interest or in significant risk of default. It is the position of the Sponsors that this is a fair method of valuing the Insured Debt Obligations and the insurance and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940.

EXPENSES AND CHARGES

FEES

      An estimate of the total annual expenses of the Fund is set forth under Investment Summary in Part A. The Trustee (or Co-Trustees, in the case of Investors Bank & Trust Company and The First National Bank of Chicago) receives for its services as Trustee and for reimbursement of expenses incurred on behalf of the Fund, payable in monthly installments, the amount per Unit or per 1,000 Units, as the case may be, set forth under Investment Summary in Part A as Trustee's Annual Fee and Expenses, which includes the Evaluator's Fee, the estimated Portfolio Supervision Fee, estimated reimbursable bookkeeping or other administrative expenses paid to the Sponsors and certain mailing and printing expenses (Article III). The Trustee also receives benefits to the extent that it holds funds on deposit in various non-interest bearing accounts created under the Indenture.

     The Portfolio Supervision Fee with respect to a Fund is based on the face amount of Debt Obligations in the Fund on the Initial Date of Deposit and on the first business day of each calendar year thereafter, except that if in any calendar year Additional Securities are deposited, the fee for the balance of the year will be based on the face amounts on each Record Day. This fee, which is not to exceed the maximum amount set forth under Investment Summary in Part A, may exceed the Sponsors' actual costs of providing portfolio supervisory services for this Fund, but at no time will the total amount they receive for portfolio supervisory services rendered to all series of Defined Asset Funds--Corporate Income Fund in any calendar year exceed the aggregate cost to them of supplying these services in that year. In addition, the Sponsors may also be reimbursed for bookkeeping and other administrative services provided to the Fund in amounts not exceeding their costs of providing these services (Article III or VII).

     The Trustee's and Evaluator's fees are payable on or before each Distribution Day. The foregoing fees may be adjusted for inflation in accordance with the terms of the Indenture without approval of Holders (Articles IV, VII and VIII).

OTHER CHARGES

     Other charges that may be incurred by the Fund include: (a) fees of the Trustee for extraordinary services (Article VIII), (b) certain expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsors (Article III or Article III, VII and VIII), (c) various governmental charges (Articles III and VIII), (d) expenses and costs of action taken to protect the Fund (Article VIII), (e) indemnification of the Trustee for any losses, liabilities and expenses incurred without gross negligence, bad faith or willful misconduct on its part (Article VIII), (f) indemnification of the Sponsors for any losses, liabilities and expenses incurred without gross negligence, bad faith, wilful misconduct or reckless disregard of their duties (Article VII), (g) expenditures incurred in contacting Holders upon termination of the Fund (Article IX) and (h) any premiums for additional insurance necessary to retain the rating of any INSURED SERIES that is rated (see Risk Factors--Insured Series). The amounts of these charges and fees are secured by a lien on the Fund and, if the balances in the Income and Capital Accounts (see below) are insufficient, the Trustee has the power to sell Securities to pay these amounts (Article VIII).

ADMINISTRATION OF THE FUND

RECORDS

     The Trustee keeps a register of the names, addresses and holdings of all Holders. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which are available to Holders for inspection at the office of the Trustee at reasonable times during business hours (Articles VI and VIII).

ACCOUNTS AND DISTRIBUTIONS

     Interest received and dividends payable to the Fund (as of the date on which the Fund is entitled to receive those dividends as a holder of record of its Preferred Stocks) are credited to an Income Account and other receipts to a Capital Account (Article III). For Funds making Monthly Income Distributions these will be made to each Holder as of each Record Day on the following Distribution Day or shortly thereafter, on which the amount changes monthly) each distribution shall consist of an amount substantially equal to one-twelfth of the Holder's pro rata share of the estimated annual income to the Income Account, after deducting estimated expenses. An estimate of the Income Distribution is set forth under Investment Summary in Part A. This amount will change as Securities mature or are exchanged, redeemed, paid or sold (including with respect to the SELECT HIGH YIELD SERIES, the required sale of a Security if its yield to maturity exceeds 130% of the Index), as Replacement Securities are purchased, as Additional Securities are deposited and New Units created and as the per Unit expenses of the Fund change. At the same time the Trustee will distribute the Holder's pro rata share of the distributable cash balance of the Capital Account computed as of the close of business on the preceding Record Day. Proceeds received from the disposition, payment or prepayment of any of the Securities subsequent to a Record Day and prior to the succeeding Distribution Day will be held in the Capital Account to be distributed on the second succeeding Distribution Day. The first distribution for persons who purchase Units between a Record Day and a Distribution Day will be made on the second Distribution Day following their purchase of Units. No distribution need be made from the Capital Account if the balance therein is less than the minimum amount set forth under Investment Summary in Part A (Article III). A Reserve Account may be created by the Trustee by withdrawing from the Income or Capital Accounts, from time to time, amounts deemed necessary to reserve for any material amount that may be payable out of the Fund (Article III). Funds held by the Trustee in the various accounts created under the Indenture do not bear interest (Article VIII).

AUTOMATIC UNIT ACCRETION LIQUIDATIONS (CASH OR ACCRETION BOND SERIES AND SELECT SERIES)

     In order to permit Holders whose Units are held in brokers' accounts to receive quarterly or semi-annual cash payments substantially equivalent to the accrued but unpaid interest on the Compound Interest Bonds, Holders may elect (by promptly notifying their account executive so that the broker can notify the Fund Trustee of the election, not later than ten days prior to the quarterly or semi-annual Record Day for Unit Accretion Distribution of each year set forth under Investment Summary in Part A) to sell or redeem the additional Units that have been credited to their account during the previous six months. Holders of Units registered with the Fund Trustee should notify the Fund Trustee in writing of their election not later than ten days prior to the Record Day for Unit Accretion Distribution. Once a Holder has elected automatic liquidation, the election will remain in effect until the Fund Trustee has received notice to rescind the election in the same manner as notified of the election to automatically liquidate. The proceeds from the sale or redemption will be distributed to the Holder within seven calendar days of the Unit Accretion Distribution Date. When additional Units are credited to the account of a Holder, although the Holder's pro rata portion of each Bond does not change, the portion of each Bond represented by each of the Holder's Units (including additional Units) decreases. The Holder's tax cost for his pro rata portion of each Bond, as discussed under Taxes, also does not change, but is spread over the portion of each Bond represented by each of the Holder's Units (including additional Units). Therefore the Holder's tax cost for his per Unit portion of each Bond will decrease. Although additional Units will have been credited to a Holder's account on the basis of one Unit per one dollar of aggregate increase in Accreted Principal Amount of the Compound Interest Bonds, the Units sold or redeemed may not generate proceeds equal to one dollar per Unit because the amount of proceeds depends, of course, on the bid or offering side evaluations of the Bonds at that time.

     If Holders make this election, the Units will be sold to the Sponsors for resale in the secondary market if at the time the Sponsors are making a market for Units at a price which will be computed on the basis of the offering side of the market (see Redemption--Computation of Redemption Price per Unit). If no secondary market is being maintained by the Sponsors, the Units will be redeemed. Notice of election to have Unit Accretion Distributions automatically liquidated quarterly must be received by the Fund Trustee at least ten days prior to the first quarterly Record Day for Unit Accretion Distribution as to which the election is to apply.

INVESTMENT ACCUMULATION PROGRAMS

     Distributions of interest and any principal or premium received by the Fund will be paid in cash. However, except for FIRST GNMA SERIES, PREFERRED STOCK PUT SERIES, GNMA-COLLATERALIZED BOND SERIES, CASH OR ACCRETION BOND SERIES and SELECT SERIES, a Holder may elect to have these distributions reinvested without sales charge in The Corporate Fund Accumulation Program, Inc., which is an open-end management investment company whose primary investment objective is to obtain a high level of current income through investing in a diversified portfolio consisting primarily of corporate debt obligations with investment grade credit characteristics. Holders of Units of the FIRST GNMA SERIES and GNMA-COLLATERALIZED BOND SERIES may reinvest their distributions in the GNMA Fund Accumulation Program, Inc. For more complete information about a reinvestment program, including charges and expenses, return the enclosed form for a prospectus. Read it carefully before you decide to participate. It should be noted that interest distributions to Foreign Holders from a reinvestment program will be subject to U.S. Federal income taxes, including withholding taxes and that income on shares of a program will not be eligible for the dividends received deduction for corporations. Investors should note that obligations in these programs are not insured or backed by other third-party obligations. Holders participating in these reinvestment programs will be taxed on their reinvested distributions in the manner described under Taxes even though distributions are automatically reinvested.

     Notice of election to participate must be received by the Trustee in writing at least ten days before the Record Day for the first distribution to which the notice is to apply.

PORTFOLIO SUPERVISION

     The Fund is a unit investment trust which normally follows a buy and hold investment strategy and is not actively managed. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The Portfolio of the Fund, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its securities from the Portfolio. Defined Asset Funds investment professionals are dedicated exclusively to selecting and then monitoring securities held by the various Defined Funds. On an ongoing basis, experienced financial analysts regularly review the portfolios and may direct the disposition of Securities upon default in payment of amounts due on any of the Securities, institution of certain legal proceedings, existence of any other legal questions or impediments affecting a Security or the payment of amounts due on the Security, default under certain documents adversely affecting debt service, default in payment of amounts due on other securities of the same issuer or guarantor, decline in projected income pledged for debt service on revenue bond issues, if a Security is not consistent with the investment objective of the Fund, if the Trustee has a right to sell or redeem a Security pursuant to any applicable guarantee or other credit support or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding bonds and the deposit of the proceeds thereof in trust or escrow to retire the refunded Securities on their respective redemption dates), that in the opinion of the Sponsors would make the retention of these Securities detrimental to the interest of the Holders; and, for Funds qualified as 'regulated investment companies' (see Section A of Taxes above), if the disposition of these Securities is desirable in order to maintain the qualification of the Fund as a 'regulated investment company' under the Code (Article III). If a default in the payment of amounts due on any Security occurs and if the Sponsors fail to give instructions to sell or to hold the Security, the Indenture provides that the Trustee, within 30 days of that failure by the Sponsors, may sell the Security (Article III). Within five days after the elimination of a Debt Obligation and the deposit of a different Debt Obligation in exchange or substitution therefor, the Trustee is required to give notice thereof to each Holder, identifying the Debt Obligations eliminated and the Debt Obligations substituted therefor (Article III).

     Additionally, with respect to the SELECT HIGH YIELD SERIES, the Agent for the Sponsors will, as promptly as practicable, direct the disposition of any Security whose yield to maturity (based on the closing bid price) is in excess of 130% of the 'market weighted yield to maturity' of the High Yield Master Index for High Yield Corporate Bonds (based on bid prices of the previous day) (the 'Index') (Article III). The proceeds realized from disposition will be distributed to Holders. Investors should be aware that in these circumstances, it may not be possible to sell the Security at the bid price. The Index is currently compiled by the Fixed Income Research Department ('Fixed Income Research') of Merrill Lynch, Pierce, Fenner & Smith Incorporated and is comprised of all public, non-convertible domestic debt issues for which there are publicly available prices and that (i) have a minimum of $25 million aggregate principal amount outstanding, (ii) are rated below BBB or Baa by Standard & Poor's or Moody's, (iii) pay a fixed rate of interest currently (this excludes zero coupon, pay-in kind and floating rate bonds), (iv) have a remaining term to maturity of one year or longer and (v) are not in default. The 'market weighted yield to maturity' represents an average of the yields to maturity of the issues that comprise the Index weighted to take into account both the principal amount outstanding of each issue in the Index and market value and is computed midafternoon New York time. Fixed Income Research is an entirely separate entity from Defined Asset Funds research. Fixed Income Research prepares the Index as a general client service and not as a special accommodation for the Fund. It should be emphasized that as the Index effectively represents the market for fixed-interest paying, high yield debt securities of any significant size, the investor will not be protected if the overall quality of the market deteriorates.

     For Funds organized as grantor trusts (see Section B of Taxes above), the Sponsors are required to instruct the Trustee to reject any offer made by an issuer of any of the Debt Obligations to issue new Debt Obligations in exchange or substitution for any Debt Obligations pursuant to a refunding or refinancing plan, except that the Sponsors may instruct the Trustee to accept or reject any offer or to take any other action with respect thereto as the Sponsors may deem proper if (a) the issuer is in default with respect to these Debt Obligations or
(b) in the written opinion of the Sponsors the issuer will probably default with respect to these Debt Obligations in the reasonably foreseeable future. Any Debt Obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Indenture to the same extent as Debt Obligations originally deposited thereunder.

     For Funds qualified as 'regulated investment companies', the Sponsors are also authorized to direct the reinvestment of the proceeds of the sale of Securities, exclusive of any capital gain (provided, however, that proceeds received from Securities sold for purposes of redemption of Units and in excess of the amount needed for these purposes may be reinvested only in an amount each year not to exceed 10% of the face amount of Securities in the Fund on the Date of Deposit), as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed ('Failed Debt Obligations'), in replacement Securities ('Replacement Securities') which satisfy conditions specified in the Indenture including, among other conditions, requirements that the Replacement Securities satisfy the original selection criteria for the Fund (see Description of the Fund-- The Portfolio above). These conditions also require that the purchase of the Replacement Securities will not (i) disqualify the Fund as a 'regulated investment company' under the Code, (ii) result in more than 40% of the aggregate face amount of the Securities held in the Fund being Restricted Securities, (iii) result in more than 10% (25% with respect to some Funds) of the Fund consisting of securities of a single issuer (or of two or more issuers which are Affiliated Persons as this term is defined in the Investment Company Act of 1940) which are not registered and are not being registered under the Securities Act of 1933 or (iv) result in the Fund owning more than 50% of any single issue which has been registered under the Securities Act of 1933 (Article
III). Income on, capital gains from and the proceeds of the maturity or redemption of, Securities may not be reinvested in substitute Securities but must be paid out to Holders in accordance with the Indenture.

     For Funds organized as grantor trusts, the Sponsors are authorized to direct the Trustee to deposit Replacement Securities into the Portfolio to replace any Failed Debt Obligations or, in connection with the deposit of Additional Securities, when Securities of an issue originally deposited are unavailable at the time of subsequent deposit as described more fully below. Replacement Securities that are replacing Failed Debt Obligations will be deposited into the Trust Fund within 110 days of the date of deposit of the contracts that have failed at a purchase price that does not exceed the amount of funds reserved for the purchase of the Failed Debt Obligations and that results in a yield to maturity and in a current return, in each case as of that date of deposit, that are equivalent (taking into consideration then current market conditions and the relative creditworthiness of the underlying obligation) to the yield to maturity and current return of the Failed Debt Obligations. The Replacement Securities shall satisfy the original selection criteria for the Fund and shall be slected by the Sponsors from a list of Securities maintained by them and updated from time to time.

     The Indenture also requires that the purchase of Replacement Securities will (i) not be when, as and if issued obligations or Restricted Securities;
(ii) be issued or guaranteed by an issuer subject to or exempt from the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934 (or similar provisions of law) or in effect guaranteed, directly or indirectly, by means of a lease agreement, agreement to buy securities, services or products, or other similar commitment of the credit of such an issuer to the payment of the substitute Securities; (iii) not result in more than 10% (25% with respect to some Funds) of the Fund consisting of securities of a single issuer (or of two or more issuers which are Affiliated Persons as this term is defined in the Investment Company Act of 1940) which are not registered and are not being registered under the Securities Act of 1933 and (iv) not result in the Fund owning more than 50% of any single issue which has been registered under the Securities Act of 1933 (Article III).

     Whenever a Replacement Security has been acquired for the Fund, the Trustee shall, on the next monthly distribution date that is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the Fund of the Failed Debt Obligation exceeded the cost of the Replacement Security plus accrued interest. If Replacement Securities are not acquired, the Sponsors shall, on or before the next following Distribution Day, cause to be refunded to Holders the attributable sales charge, plus the attributable Cost of Securities to Fund listed under Portfolio in Part A, plus undistributed income attributable to the Failed Debt Obligation.

     For certain Funds, the Indenture authorizes the Sponsors to increase the size and number of Units of the Fund by the deposit of Additional Securities, contracts to purchase Additional Securities or cash or a letter of credit with instructions purchase Additional Securities in exchange for the corresponding number of additional Units provided that the original proportionate relationship among the face amounts of each Security established on the Initial Date of Deposit (the 'Original Proportionate Relationship') is maintained. Deposits of Additional Securities in Funds organized as grantor trusts, subsequent to the 90day period following the Initial Date of Deposit, must replicate exactly the original proportionate relationship among the face amounts of Securities comprising the Portfolio. In Funds qualified as 'regulated investment companies', the Original Proportionate Relationship must be maintained to the extent practicable; the Sponsors may specify minimum face amounts in which Additional Securities will be deposited or purchased; and if a deposit is not sufficient to acquire minimum amounts of each Security, Additional Securities may be acquired in the order of the Security most under-represented immediately before the deposit when compared to the Original Proportionate Relationship. If Securities of an issue originally deposited are unavailable at the time of subsequent deposit, or cannot be purchased at reasonable prices or their purchase is prohibited or restricted by law, regulation or policies applicable to the Fund or any of the Sponsors, the Sponsors may (1) deposit cash or letter of credit with instructions to purchase the Security when practicable or (2) deposit (or instruct the Trustee to purchase) either Securities of one or more other issues originally deposited or a Replacement Security which will meet the conditions described above except that it must have a rating at least equal to the rating of the Security it replaces (or, in the opinion of the Sponsors, have comparable credit characteristics, if not rated).

REPORTS TO HOLDERS

     With each distribution, the Trustee furnishes Holders with a statement of the amounts of income and other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. After the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Holder of record a statement (i) summarizing transactions for the year in the Income and Capital Accounts, (ii) listing the Securities held and the number of Units outstanding at the end of that calendar year, (iii) stating the Redemption Price per Unit based upon the computation thereof made at the end of that calendar year and (iv) specifying the amounts distributed during that calendar year from the Income and Capital Accounts (Article III). The accounts of the Fund are audited at least annually by independent certified public accountants designated by the Sponsors and the report of the accountants shall be furnished by the Trustee to Holders upon request (Article VIII).

     In order to enable them to comply with Federal and state tax reporting requirements, Holders of Funds organized as grantor trusts (see Section B of Taxes above) will be furnished upon request to the Trustee with evaluations of Securities furnished to it by the Evaluator (Article IV) and evaluations of the debt obligations in any Other Funds.

CERTIFICATES

     Each purchaser is entitled to receive, on request, without charge (except perhaps a small mailing charge) a registered Certificate for his Units. These Certificates are transferable or interchangeable upon presentation at the office of the Trustee with a payment of $2.00 if required by the Trustee (or other amounts specified by the Trustee and approved by the Sponsors) for each new Certificate and any sums payable for taxes or other governmental charges imposed upon the transaction (Article VI) and compliance with the formalities necessary to redeem Certificates (see Redemption). Mutilated, destroyed, stolen or lost Certificates will be replaced upon delivery of satisfactory indemnity and payment of expenses incurred (Article VI).

AMENDMENT AND TERMINATION

     The Sponsors and Trustee may amend the Indenture, without the consent of the Holders, (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (b) to change any provision thereof as may be required by the SEC or any successor governmental agency, (c) to add or change any provision thereof as may be necessary or advisable for continuing qualification of the Fund as a regulated investment company under the Code (for Funds qualified as regulated investment companies -- see Section A of Taxes above) or (d) to any other provisions which do not adversely affect the interest of the Holders (as determined in good faith by the Sponsors). The Indenture may not be amended to increase the number of Units issuable thereunder, or to permit, except in accordance with provisions of the Indenture, the acquisition of any Securities other than those initially deposited in the Fund. The Indenture may also be amended in any respect by the Sponsors and the Trustee, or any of the provisions thereof may be waived, with the consent of the Holders of 51% of the then outstanding Units (66 2/3% of the then outstanding Units in the case of First through One Hundred Twenty-Fourth Monthly Payment Series) provided that none of these amendments or waivers will reduce the interest in the Fund of any Holder without the consent of the Holder or reduce the percentage of Units required to consent to any of these amendments or waivers without the consent of all Holders (Article X).

     The Fund will terminate and will be liquidated upon the maturity, sale, redemption or other disposition of the last Security held thereunder but in no event is it to continue beyond the mandatory termination date set forth under Investment Summary in Part A. Any Fund with a Date of Deposit after June 16, 1987 will in no event continue beyond the expiration of 20 years after the death of the last survivor of eight persons named in the Indenture, the oldest of whom was born in 1985 and the youngest of whom was born in 1987. The mandatory termination date for other Funds is approximately 50 years following the Date of Deposit. The Indenture may be terminated by the Sponsors if the value of the Fund is less than the minimum value set forth under Investment Summary in Part A, and may be terminated at any time by written instruments executed by the Sponsors and consented to by Holders of the same percentage of the Units as stated in the preceding paragraph (Articles VIII and IX). The Trustee will deliver written notice of any termination to each Holder within a reasonable time prior to the termination, specifying the times at which the Holders may surrender their Certificates for cancellation. Within a reasonable time after the termination, the Trustee must sell all of the Securities then held and distribute to each Holder, upon surrender for cancellation of his Certificates and after deductions for accrued and unpaid fees, taxes and governmental and other charges, that Holder's interest in the Income and Capital Accounts (Article IX). This distribution will normally be made by mailing a check in the amount of each Holder's interest in these accounts to the address of the Holder appearing on the record books of the Trustee.

RESIGNATION, REMOVAL AND LIMITATIONS ON LIABILITY

SPONSORS

     Any Sponsor may resign if one remaining Sponsor maintains a net worth of $2,000,000 and is agreeable to the resignation (Article VII). A new Sponsor may be appointed by the remaining Sponsors and the Trustee (or Co-Trustee , if any) to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee (or Co-Trustee) may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and as may not exceed amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate the Fund or (c) continue to act as Trustee without terminating the Indenture (Article VIII). The Agent for the Sponsors has been appointed by the other Sponsors for purposes of taking action under the Indenture (Article VII). If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Indenture and they cannot agree as to which Sponsors shall continue to act as Sponsors, then Merrill Lynch, Pierce, Fenner & Smith Incorporated shall continue to act as sole Sponsor (Article VII). If one of the Sponsors fails to perform its duties or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then that Sponsor is automatically discharged and the other Sponsors shall act as Sponsors (Article VII). The Sponsors shall be under no liability to the Fund or to the Holders for taking any action or for refraining from taking any action in good faith or for errors in judgment and shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Security. This provision, however, shall not protect the Sponsors in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties (Article VII). The Sponsors and their successors are jointly and severally liable under the Indenture. A Sponsor may transfer all or substantially all of its assets to a corporation or partnership which carries on its business and duly assumes all of its obligations under the Indenture and in that event it shall be relieved of all further liability under the Indenture (Article VII).

TRUSTEES AND CUSTODIAN

     Any Trustee or Custodian or any successor may resign upon notice to the Sponsors and any remaining Trustee. Any Trustee or Custodian may be removed at any time upon the direction of the Holders of more than 50% of the Units of MONTHLY PAYMENT SERIES 125-130 and of 51% or more of the Units of any subsequent MONTHLY PAYMENT SERIES, or any HIGH YIELD, INSURED, PREFERRED STOCK, PUT, CASH OR ACCRETION OR SELECT SERIES) or for any Series by the Sponsors (or the Co-Trustee if the Trustee is the party so affected and the Sponsors do not take action) without the consent of any of the Holders if that Trustee or Custodian becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities or if for any reason the Sponsors determine in good faith that the replacement of the Trustee is in the best interest of the Holders. The resignation or removal shall become effective upon the acceptance of appointment by the successor which may, in the case of a resigning or removed Co-Trustee, be one or more of the remaining Co-Trustees. In the case of a resignation or removal, the Sponsors are to use their best efforts to appoint a successor promptly and if upon resignation of the Trustee no successor has accepted appointment within thirty days after notification, the Trustee or Custodian may apply to a court of competent jurisdiction for the appointment of a successor (Article VIII). The Trustees and Custodian shall be under no liability for any action taken in good faith in reliance on prima facie properly executed documents or for the disposition of monies or Securities under the Indenture. This provision, however, shall not protect any Trustee or Custodian in cases of wilful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties. In the event of the failure of the Sponsors to act, the Co-Trustee (or if there is no Co-

Trustee, the Trustee) and any Custodian may act under the Indenture and shall not be liable for any of these actions taken in good faith. The Trustees and Custodian shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon. In addition, the Indenture contains other customary provisions limiting the liability of the Trustees and any Custodian (Articles III or III and VIII).

THE EVALUATOR

     The Evaluator may resign or may be removed, effective upon the acceptance of appointment by its successor, by the Sponsors and any Co-Trustee, who are to use their best efforts to appoint a successor promptly. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notification, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor (Article IV). Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsors or the Holders for errors in judgment. This provision, however, shall not protect the Evaluator in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties (Article IV). The Trustee, the Sponsors and the Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof.

MISCELLANEOUS

TRUSTEE

     The Trustee of the Fund is named on the back cover of Part A and is either (acting as Co-Trustees) Investors Bank & Trust Company, a Massachusetts trust company with its unit investment trust servicing group at One Lincoln Plaza, P.O. Box 1537, Boston, Massachusetts 02205-1537 (which is subject to supervision by the Massachusetts Commissioner of Banks, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System) and the First National Bank of Chicago, a national banking association with its corporate trust office at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System); The Chase Manhattan Bank N.A., a banking corporation with its Unit Trust Department at 1 Chase Manhattan Plaza--3B, New York, New York 10081 (which is subject to supervision by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System); The Bank of New York, a New York banking corporation with its office at Unit Investment Trust Department at 101 Barclay Street, New York, New York 10286 (which is subject to supervision by the New York Superintendent of Banks, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System); Bankers Trust Company, a New York banking corporation with its corporate trust office at 4 Albany Street, 7th Floor, New York, New York 10015 (which is subject to supervision by the New York Superintendent of Banks, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System); or United States Trust Company of New York, a banking corporation with its corporate trust office at 45 Wall Street, New York, New York 10005 (which is subject to supervision by the New York Superintendent of Banks, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System).

LEGAL OPINION

     The legality of the Units originally offered has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors. Emmet, Marvin & Martin, 48 Wall Street, New York, New York 10005, act as counsel for The Bank of New York, as Trustee. Bingham, Dana & Gould, 150 Federal Street, Boston, Massachusetts 02110, act as counsel for The First National Bank of Chicago and Investors Bank & Trust Company, as Co-Trustees. Hawkins, Delafield & Wood, 67 Wall Street, New York, New York 10005, act as counsel for Bankers Trust Company, as Trustee. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, act as counsel for United States Trust Company of New York, as Trustee.

AUDITORS

     The financial statements of the Fund included in Part A have been examined by Deloitte & Touche, independent accountants, as stated in their opinion appearing therein and have been so included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

SPONSORS

     The Sponsors of this Fund are listed on the cover of Part A. Each Sponsor is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business, and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. Merrill Lynch, Pierce, Fenner and Smith Incorporated and Merrill Lynch Asset Management, a Delaware corporation, each of which is a subsidiary of Merrill Lynch & Co., Inc., are engaged in the investment advisory business. Smith Barney Shearson Inc., an investment banking and securities broker-dealer firm, is an indirect wholly-owned subsidiary of Primerica Corporation ('Primerica'). In July 1993 Primerica and Smith Barney, Harris Upham & Co. Incorporated ('Smith Barney') acquired the assets of the domestic retail brokerage and asset management businesses of Shearson Lehman Brothers Inc. ('Shearson'), previously a co-Sponsor of various Defined Asset Funds. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, is engaged in the investment advisory business. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, is engaged in the investment advisory business. Dean Witter Reynolds Inc., a principal operating subsidiary of Dean Witter, Discover & Co., is engaged in the investment advisory business. PaineWebber Incorporated is engaged in the investment advisory business and is a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

     Each Sponsor (or a predecessor) has acted as Sponsor of various series of Defined Asset Funds. A subsidiary of Merrill Lynch, Pierce, Fenner & Smith Incorporated succeeded in 1970 to the business of Goodbody & Co., which had been a co-Sponsor of Defined Asset Funds since 1964. That subsidiary resigned as Sponsor of each of the Goodbody series in 1971. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been co-Sponsor and the Agent for the Sponsors of each series of Defined Asset Funds created since 1971. Shearson Lehman Brothers Inc. and certain of its predecessor were underwriters beginning in 1962 and co-Sponsors from 1965 to 1967 and from

1980 to 1993 of various Defined Asset Funds. As a result of the acquisition of certain of Shearson's assets by Smith Barney and Primerica, as described above, Smith Barney Shearson Inc. now serves as co-Sponsor of various Defined Asset Funds. Prudential Securities Incorporated and its predecessors have been underwriters of Defined Asset Funds since 1961 and co-Sponsors since 1964, in which year its predecessor became successor co-Sponsor to the original Sponsor. Dean Witter Reynolds Inc. and its predecessors have been underwriters of various Defined Asset Funds since 1964 and co-Sponsors since 1974. PaineWebber Incorporated and its predecessor have co-Sponsored certain Defined Asset Funds since 1983.

     The Sponsors have maintained secondary markets in Defined Asset Funds for over 20 years. For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds offers an array of investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or a nest egg for retirement, or attractive, regular current income consistent with relative protection of capital. There are Defined Funds to meet the needs of just about any investor. Unit invesment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources, capital or time to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity offered by Defined Funds. Sometimes it takes a combination of Defined Assets to plan for your objectives.

     One of your most important investment decisions may be how you divide your money among asset classes. Spreading your money among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. For attractive income consider long-term corporate bonds. By purchasing both defined equity and defined bond funds, investors can receive attractive current income and growth potential, offering some protection against inflation.

     The following chart shows the average annual compounded rate of return of selected asset classes over the 10-year and 20-year periods ending December 31, 1992, compared to the rate of inflation over the same periods. Of course, this chart represents past performance of these investment categories and is no guarantee of future results either of these categories or of Defined Funds. Defined Funds also have sales charges and expenses, which are not reflected in the chart.


          Stocks (S&P 500)
          20 yr                                11.33%
          10 yr                                                         16.19%
          Small-company stocks
          20 yr                                            15.54%
          10 yr                                11.55%
          Long-term corporate bonds
          20 yr                      9.54%
          10 yr                                                    13.14%
          U.S. Treasury bills (short-term)
          20 yr                 7.70%
          10 yr               6.95%
          Consumer Price Index
          20 yr            6.21%
          10 yr  3.81%
          0           2           4           6           8           10
          12          14          16          18%


                              Source: Ibbotson Associates (Chicago)
                              Used with Permission. All rights reserved.

     By purchasing Defined Funds, investors not only avoid the responsibility of selecting individual securities by themselves, but also gain the advantage of a higher degree of safety by holding interests in securities of several different issuers. Spreading your investment among different securities and issuers reduces your risk, but does not eliminate it. Municipal Defined Funds offer a simple and convenient way for investors to earn monthly income free from regular Federal income tax. When individual bonds are called or mature, investors might consider reinvesting their proceeds in municipal Defined Funds. The securities in managed funds continually change. With defined bond funds, the portfolio is defined, so that generally the securities, maturities, call dates and rating are known before you buy. Investors buy bonds for dependability--they know what they can expect to earn and that principal is distributed as the bonds mature. The defined portfolio of securities listed in the prospectus and regular income distributions make defined bond funds a dependable investment. Investors know when they buy what their estimated income, current and long-term returns will be, subject to credit and market risks and to changes in the portfolio or the fund's expenses.

     Defined Asset Funds offers a variety of fund types. The tax exemption for municipal bonds, which makes them attractive to high-bracket taxpayers, is available through Defined Municipal Investment Trust Funds. Defined Corporate Income Funds, with higher current returns than municipal or government funds, are suitable for IRAs and other tax-advantaged accounts and offer investors a simple and convenient way to earn monthly income. Defined Government Securities Income Funds offer investors a simple and convenient way to participate in markets for Government securities while earning an attractive current return. Defined International Bond Funds, invested in bonds payable in foreign currencies, offer a potential to profit from changes in currency values and possibly from interest rates higher than paid on comparable U.S. bonds, but investors incur a higher risk for these potentially greater returns. Historically, stocks have offered a potential for growth of capital, and thus some protection against inflation, over the long term. Defined Equity Income Funds offer participation in the stock market, providing current income as well as the possibility of capital appreciation. The S&P Index Trusts offer a convenient and inexpensive way to participate in broad market movements. Concept Series seek to capitalize on selected anticipated economic, political or business trends. Utility Stock Series, consisting of stocks of issuers with established reputations for regular cash dividends, seek to benefit from dividend increases. Select Ten Portfolios seek total return by investing for one year in the ten highest yielding stocks on a designated Stock Index.

DESCRIPTION OF RATINGS (as described by the rating companies themselves.)

STANDARD & POOR'S CORPORATION

     A Standard & Poor's rating on the units of an investment trust (hereinafter referred to collectively as 'units' and 'funds') is a current assessment of credit quality of the investments held by the trust. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees, or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which fund expenses or portfolio asset sales for less than the fund's purchase price will reduce payment to the unit holder of the interest and principal required to be paid on the portfolio assets. In addition, the rating is not a recommendation to purchase, sell, or hold units, inasmuch as the rating does not comment as to market price of the units or suitability for a particular investor. Funds rated AAA are composed exclusively of assets that are rated AAA by Standard & Poor's and/or certain short-term investments.
                                     BONDS

     AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating

     B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B Rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

     CC--The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1--The rating C1 is reserved for income bonds on which no interest is being paid.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.*

      NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE

     Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

---------------
     * A provisional rating, indicated by 'p' following a rating, assumes the successful completion of the project being financed by the issuance of the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     Conditional ratings, indicated by 'Con.', are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds are given a conditional rating that denotes their probable credit stature upon completion of that act or fulfillment of that condition.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols give investors a more precise indication of relative debt quality in each of the historically defined categories.

     Conditional ratings, indicated by 'Con.', are sometimes given when the security for the bond depends upon the completion of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     NR--Should no rating be assigned, the reason may be one of the following:
(a) an application for rating was not received or accepted; (b) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (c) there is a lack of essential data pertaining to the issue or issuer or (d) the issue was privately placed, in which case the rating is not published in Moody's publications.
                                PREFERRED STOCK

STANDARD & POOR'S CORPORATION

     AAA--This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA--A preferred stock issue rated 'AA' also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA.'

     A--An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--An issue rated 'BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B, CCC--Preferred stock rated 'BB,' 'B' and 'CCC' are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. 'BB' indicates the lowest degree of speculation and 'CCC' the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC--The rating 'CC' is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C--A preferred stock rated 'C' is a nonpaying issue.

     D--A preferred stock rated 'D' is a nonpaying issue with the issuer in default on debt instruments.

     NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (I) or Minus (-)--To provide more detailed indications of preferred stock quality, the ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE

     aaa--An issue which is rated 'aaa' is considered to be a topquality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa--An issue which is rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a--An issue which is rated 'a' is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater that in the 'aaa' and 'aa' classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

     baa--An issue which is rated 'baa' is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba--An issue which is rated 'ba' is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b--An issue which is rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa--An issue which is rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca--An issue which is rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c--This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

EXCHANGE OPTION (NOT AVAILABLE IN PREFERRED STOCK PUT SERIES)

ELECTION

     Holders may elect to exchange any or all of their Units of this Series for units of one or more of the series of Funds listed in the table below (the 'Exchange Funds'), which normally are sold in the secondary market at prices which include the sales charge indicated in the table. Certain series of the Funds listed have lower maximum applicable sales charges than those stated in the table; also the rates of sales charges may be changed from time to time. No series with a maximum applicable sales charge of less than 3.50% of the public offering price is eligible for the Exchange Option, with the following exceptions: (1) Freddie Mac Series may be acquired by exchange during the initial offering period from any of the Exchange Funds listed in the table and
(2) Units of any Select Ten Portfolio may be acquired during their initial offering period or thereafter by exchange from any Series, if available. Units of the Exchange Funds may be acquired at prices which include the reduced sales charge for Exchange Fund units listed in the table, subject, however, to these important limitations:

        First, there must be a secondary market maintained by the Sponsors in units of the series being exchanged and a primary or secondary market in units of the series being acquired and there must be units of the applicable Exchange Fund lawfully available for sale in the state in which the Holder is resident. There is no legal obligation on the part of the Sponsors to maintain a market for any units or to maintain the legal qualification for sale of any of these units in any state or states. Therefore, there is no assurance that a market for units will in fact exist or that any units will be lawfully available for sale on any given date at which a Holder wishes to sell his Units of this Series and thus there is no assurance that the Exchange Option will be available to any Holder.

        Second, when units held for less than five months are exchanged for units with a higher regular sales charge, the sales charge will be the greater of (a) the reduced sales charge set forth in the table below or (b) the difference between the sales charge paid in acquiring the units being exchanged and the regular sales charge for the quantity of units being acquired, determined as of the date of the exchange.

        Third, exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of units being acquired, the exchanging Holder will be permitted to add cash in an amount to round up to the next highest number of whole units.

        Fourth, the Sponsors reserve the right to modify, suspend or terminate the Exchange Option at any time without further notice to Holders. In the event the Exchange Option is not available to a Holder at the time he wishes to exercise it, the Holder will be immediately notified and no action will be taken with respect to his Units without further instruction from the Holder.

PROCEDURES

     To exercise the Exchange Option, a Holder should notify one of the Sponsors of his desire to use the proceeds from the sale of his Units of this Series to purchase units of one or more of the Exchange Funds. If units of the applicable outstanding series of the Exchange Fund are at that time available for sale, the Holder may select the series or group of series for which he desires his Units to be exchanged. Of course, the Holder will be provided with a current prospectus relating to each series in which he indicates interest. The exchange transaction will operate in a manner essentially identical to any secondary market transaction, i.e., Units will be repurchased at a price equal to the aggregate bid side evaluation per Unit of the Securities in the Portfolio plus accrued interest. Units of the Exchange Fund generally will be sold to the Holder at a price equal to the bid side evaluation per unit of the underlying securities in the Portfolio plus interest plus the applicable sales charge listed in the table below. Units of a Series acquired during the initial public offering period will be sold at a price based on the offering side evaluation of the underlying Securities. Units of The Equity Income Fund are sold, and will be repurchased, at a price normally based on the closing sale prices on the New York Stock Exchange, Inc. of the underlying securities in the Portfolio. The maximum applicable sales charges for units of the Exchange Funds are also listed in the table. Excess proceeds not used to acquire whole Exchange Fund units will be paid to the exchanging Holder.

THE EXCHANGE FUNDS

     The income from taxable fixed income securities is normally higher than that available from tax exempt fixed income securities. Certain of the Exchange Funds do not provide for periodic payments of interest and are best suited for purchase by IRA's, Keogh plans, pension funds or other tax-deferred retirement plans. Consequently, some of the Exchange Funds may be inappropriate investments for some Holders and therefore may be inappropriate exchanges for Units of this Series. The table below indicates certain characteristics of each of the Exchange Funds which a Holder should consider in determining whether each Exchange Fund would be an appropriate investment vehicle and an appropriate exchange for Units of this Series.

CONVERSION OPTION

     Owners of units of any registered unit investment trust sponsored by others which was initially offered at a maximum applicable sales charge of at least 3.0% ('Conversion Trust') may elect to apply the cash proceeds of sale or redemption of those units directly to acquire available units of any Exchange Fund at the reduced sales charge, subject to the terms and conditions applicable to the Exchange Option (except that no secondary market is required in Conversion Trust units). To exercise this option, the owner should notify his retail broker. He will be given a prospectus of each series in which he indicates interest of which units are available. The broker must sell or redeem the units of the Conversion Trust. Any broker other than a Sponsor must certify to the Sponsors that the purchase of units of the Exchange Fund is being made pursuant to and is eligible for this conversion option. The broker will be entitled to two thirds of the applicable reduced sales charge. The Sponsors reserve the right to modify, suspend or terminate the conversion option at any time without further notice, including the right to increase the reduced sales charge applicable to this option (but not in excess of $5 more per unit than the corresponding fee then charged for the Exchange Option).

TAX CONSEQUENCES

     An exchange of Units pursuant to the Exchange or Conversion Option for units of a series of another Fund should constitute a 'taxable event' under the Code, requiring a Holder to recognize a tax gain or loss, subject to the limitation discussed below. The Internal Revenue Service may seek to disallow a loss (or a pro rata portion thereof) on an exchange of Units if the units received by a Holder in connection with such an exchange represent securities that are not materially different from the securities that his previous units represented (e.g., both Funds contain securities issued by the same obligor that have the same material terms.) Holders are urged to consult their own tax advisers as to the tax consequences to them of exchanging units in particular cases.

     WITH REGARD TO REGULATED INVESTMENT COMPANIES ONLY (SEE TAXES, SECTION A):
A Holder's tax gain recognized on an exchange of Units for units of an Exchange Fund which is also a regulated investment company will increase (or a Holder's tax loss will decrease) by the lesser of (a) the sales charge applicable to the Units of this series or (b) the reduction in the sales charge on the Exchange Fund Units, if the exchange is made within 90 days of the purchase of the Units of this series. Any such increase (or decrease) will be reflected in a decreased tax gain (or increased tax loss) when the Exchange Fund Units were sold.

EXAMPLE

     Assume that a Holder, who has three units of a fund with a 5.50% sales charge in the secondary market and a current price (based on bid side evaluation plus accrued interest) of $1,100 per unit, sells his units and exchanges the proceeds for units of a series of an Exchange Fund with a current price of $950 per unit and the same sales charge. The proceeds from the Holder's units will aggregate $3,300. Since only whole units of an Exchange Fund may be purchased, the Holder would be able to acquire four units in the Exchange Fund for a total cost of $3,860 ($3,800 for units and $60 for the $15 per unit sales charge) by adding an extra $560 in cash. Were the Holder to acquire the same number of units at the same time in the regular secondary market maintained by the Sponsors, the price would be $4,021.16 ($3,800 for the units and $221.16 for the 5.50% sales charge).

                                                                 REDUCED
                                              MAXIMUM          SALES CHARGE
                NAME OF                    APPLICABLE         FOR SECONDARY                           INVESTMENT
             EXCHANGE FUND               SALES CHARGE*           MARKET**                          CHARACTERISTICS
---------------------------------------  ---------------  ----------------------  --------------------------------------------------
MUNICIPAL INVESTMENT TRUST FUND
    Monthly Payment, State and                   5.50%+   $15 per unit            long-term, fixed rate, tax-exempt income
      Multistate Series
    Intermediate Term Series                     4.50%+   $15 per unit            intermediate-term, fixed rate, tax-exempt income
    Insured Series                               5.50%+   $15 per unit            long-term, fixed rate, tax-exempt current income,
                                                                                  underlying securities insured by insurance
                                                                                  companies
    AMT Monthly Payment Series                   5.50%+   $15 per unit            long-term, fixed rate, income exempt from regular
                                                                                  federal income tax but partially subject to AMT
THE EQUITY INCOME FUND
    Utility Common Stock Series                  4.50%    $15 per 1,000 units++   dividends, taxable income, underlying securities
                                                                                  are common stocks of public utilities
    Select 10 Portfolios                         2.75%    $17.50 per 1,000 units  underlying securities represent 10 of Dow Jones
                                                                                  Industrial Average stocks with highest dividend
                                                                                  yield as of date of creation of fund

---------------
 * As described in the prospectuses relating to certain Exchange Funds, this sales charge for secondary market sales may be reduced on a graduated scale in the case of quantity purchases.
 ** The reduced sales charge for Units acquired during their initial offering period is: $20 per unit for Series for which the Reduced Sales Charge for Secondary Market (above) is $15 per unit; $20 per 100 units for Series for which the Reduced Sales Charge for Secondary Market is $15 per 100 units; $20 per 1,000 units for Series for which the Reduced Sales Charge for Secondary Market is $15 per 1,000 units; and the same as in the secondary market for Series for which the Reduced Sales Charge for Secondary Market is Maximum $30 deferred sales charge per 1,000 units.
 + Subject to reduction depending on the maturities of the underlying obligations.
 ++ The reduced sales charge for the Sixth Utility Common Stock Series of The
    Equity Income Fund is $15 per 2,000 units and for prior Utility Common Stock Series is $7.50 per unit.

                                                                 REDUCED
                                              MAXIMUM          SALES CHARGE
                NAME OF                    APPLICABLE         FOR SECONDARY                           INVESTMENT
             EXCHANGE FUND               SALES CHARGE*           MARKET**                          CHARACTERISTICS
---------------------------------------  ---------------  ----------------------  --------------------------------------------------
    Concept Series                               4.00%    $15 per 100 units       underlying securities constitute a professionally
                                                                                  selected portfolio of common stocks consistent
                                                                                  with an investment idea or concept
MUNICIPAL INCOME FUND
    Insured Discount Series                      5.50%    $15 per unit            long-term, fixed rate, tax-exempt current income,
                                                                                  taxable capital gains
THE CORPORATE INCOME FUND
    Monthly Payment Series                       5.50%    $15 per unit            long-term, fixed rate, taxable income
    Intermediate Term Series                     4.75%    $15 per unit            intermediate-term, fixed rate, taxable income
    Cash or Accretion Bond Series and            3.50%    $15 per 1,000 units     intermediate-term, fixed rate, underlying
      SELECT Series                                                               securities composed of compound interest
                                                                                  obligations principally secured by collateral
                                                                                  backed by the full faith and credit of the United
                                                                                  States, taxable return, appropriate for IRA's or
                                                                                  tax-deferred retirement plans
    Insured Series                               5.50%    $15 per unit            Long-term, fixed rate, taxable income, underlying
                                                                                  securities are insured
THE INTERNATIONAL BOND FUND
    Multi-Currency Series                        3.75%    $15 per unit            intermediate-term, fixed rate, payable in foreign
                                                                                  currencies, taxable income
    Australian and New Zealand Dollar            3.75%    $15 per unit            intermediate-term, fixed rate, payable in
      Bonds Series                                                                Australian and New Zealand dollars, taxable income
    Australian Dollar Bonds Series               3.75     $15 per unit            intermediate-term, fixed rate, payable in
                                                                                  Australian dollars, taxable income
    Canadian Dollar Bonds Series                 3.50%    $15 per unit            short intermediate term, fixed rate, payable in
                                                                                  Canadian dollars, taxable income
THE GOVERNMENT SECURITIES INCOME FUND
    GNMA Series (other than those                4.25%    $15 per unit            long-term, fixed rate, taxable income, underlying
      below)                                                                      securities backed by the full faith and credit of
                                                                                  the United States
    GNMA Series E or other GNMA Series           4.25%    $15 per 1,000 units     long-term, fixed rate, taxable income, underlying
      having units with an initial face                                           securities backed by the full faith and credit of
      value of $1.00                                                              the United States, appropriate for IRA's or
                                                                                  tax-deferred retirement plans
    Freddie Mac Series                           3.50%    $15 per 1,000 units     intermediate term, fixed rate, taxable income,
                                                                                  underlying securities are backed by Federal Home
                                                                                  Loan Mortgage Corporation but not by U.S.
                                                                                  Government

---------------
 * As described in the prospectuses relating to certain Exchange Funds, this sales charge for secondary market sales may be reduced on a graduated scale in the case of quantity purchases.
 ** The reduced sales charge for Units acquired during their initial offering period is: $20 per unit for Series for which the Reduced Sales Charge for Secondary Market (above) is $15 per unit; $20 per 100 units for Series for which the Reduced Sales Charge for Secondary Market is $15 per 100 units; $20 per 1,000 units for Series for which the Reduced Sales Charge for Secondary Market is $15 per 1,000 units; and the same as in the secondary market for Series for which the Reduced Sales Charge for Secondary Market is Maximum $30 deferred sales charge per 1,000 units.

                                                                    14100--11/93

                             DEFINED
                             ASSET FUNDSSM


SPONSORS:                               CORPORATE INCOME FUND
Merrill Lynch,                          Intermediate Term Series--38
Pierce, Fenner & Smith Incorporated     (A Unit Investment Trust)
Defined Asset Funds                     PROSPECTUS PART A
P.O. Box 9051                           This Prospectus does not contain all of
Princeton, N.J. 08543-9051              the information with respect to the
(609) 282-8500                          investment company set forth in its
Smith Barney Inc.                       registration statement and exhibits
Unit Trust Department                   relating thereto which have been filed
388 Greenwich Street--23rd Floor        with the Securities and Exchange
New York, NY 10013                      Commission, Washington, D.C. under the
1-800-223-2532                          Securities Act of 1933 and the
PaineWebber Incorporated                Investment Company Act of 1940, and to
1200 Harbor Boulevard                   which reference is hereby made.
Weehawken, N.J. 07087                   No person is authorized to give any
(201) 902-3000                          information or to make any
Prudential Securities Incorporated      representations with respect to this
One Seaport Plaza                       investment company not contained in its
199 Water Street                        registration statement and exhibits
New York, N.Y. 10292                    thereto; and any information or
(212) 776-1000                          representation not contained therein
Dean Witter Reynolds Inc.               must not be relied upon as having been
Two World Trade Center--59th Floor      authorized. This Prospectus does not
New York, N.Y. 10048                    constitute an offer to sell, or a
(212) 392-2222                          solicitation of an offer to buy,
EVALUATOR:                              securities in any state to any person to
Interactive Data Services Inc.          whom it is not lawful to make such offer
14 Wall Street                          in such state.
New York, N.Y. 10005
TRUSTEE:
The Chase Manhattan Bank, N.A.
Customer Service Retail Department
770 Broadway--7th Floor
New York, N.Y. 10003
1-800-323-1508


                                                      14265--9/95

                             DEFINED ASSET FUNDS--
                             CORPORATE INCOME FUND
                       CONTENTS OF REGISTRATION STATEMENT

     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

     The facing sheet of Form S-6.

     The cross-reference sheet (incorporated by reference to the Cross-Reference Sheet to the Registration Statement on Form S-6 of Defined Asset Funds Municipal Insured Series, 1933 Act File No. 33-54565).

     The Prospectus.

     The Signatures.

The following exhibits:

     1.1.1--Form of Standard Terms and Conditions of Trust Effective as of
            October 21, 1993 (incorporated by reference to Exhibit 1.1.1 to the Registration Statement of Municipal Investment Trust Fund, Multi-state Series--48, 1933 Act File No. 33-50247).

     4.1  --Consent of the Evaluator.

     5.1  --Consent of independent accountants.

     9.1 --Information Supplement (incorporated by reference to Exhibit 9.1 to the Registration Statement of Corporate Income Fund, Intermediate
        Term Series 38, 1933 Act File No. 33-48777.

                             DEFINED ASSET FUNDS--
                             CORPORATE INCOME FUND
                          INTERMEDIATE TERM SERIES--38

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, DEFINED ASSET FUNDS--CORPORATE INCOME FUND, INTERMEDIATE TERM SERIES--38 (A UNIT INVESTMENT TRUST), CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 20TH DAY OF SEPTEMBER, 1995.

             SIGNATURES APPEAR ON PAGES R-3, R-4, R-5, R-6 AND R-7.

     A majority of the members of the Board of Directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Smith Barney Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Executive Committee of the Board of Directors of PaineWebber Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Prudential Securities Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Dean Witter Reynolds Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Merrill Lynch, Pierce,            have been filed
  Fenner & Smith Incorporated:                                under
                                                              Form SE and the
                                                              following 1933 Act
                                                              File
                                                              Number: 33-43466
                                                              and 33-51607


      HERBERT M. ALLISON, JR.
      BARRY S. FREIDBERG
      EDWARD L. GOLDBERG
      STEPHEN L. HAMMERMAN
      JEROME P. KENNEY
      DAVID H. KOMANSKY
      DANIEL T. NAPOLI
      THOMAS H. PATRICK
      JOHN L. STEFFENS
      DANIEL P. TULLY
      ROGER M. VASEY
      ARTHUR H. ZEIKEL
      By
       ERNEST V. FABIO
       (As authorized signatory for Merrill Lynch, Pierce,
       Fenner & Smith Incorporated and
       Attorney-in-fact for the persons listed above)

                       PRUDENTIAL SECURITIES INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Prudential Securities             have been filed
  Incorporated:                                               under Form SE and
                                                              the following 1933
                                                              Act File Number:
                                                              33-41631


      ALAN D. HOGAN
      GEORGE A. MURRAY
      LELAND B. PATON
      HARDWICK SIMMONS
      By
       WILLIAM W. HUESTIS
       (As authorized signatory for Prudential Securities
       Incorporated and Attorney-in-fact for the persons listed above)

                               SMITH BARNEY INC.
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Smith Barney Inc.:                have been filed
                                                              under the 1933 Act
                                                              File Number:
                                                              33-49753 and
                                                              33-51607


      STEVEN D. BLACK
      JAMES BOSHART III
      ROBERT A. CASE
      JAMES DIMON
      ROBERT DRUSKIN
      ROBERT F. GREENHILL
      JEFFREY LANE
      JACK L. RIVKIN

      By GINA LEMON
       (As authorized signatory for
       Smith Barney Inc. and
       Attorney-in-fact for the persons listed above)

                           DEAN WITTER REYNOLDS INC.
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under Form SE and the following 1933
  the Board of Directors of Dean Witter     Act File Number: 33-17085
  Reynolds Inc.:


      NANCY DONOVAN
      CHARLES A. FIUMEFREDDO
      JAMES F. HIGGINS
      STEPHEN R. MILLER
      PHILIP J. PURCELL
      THOMAS C. SCHNEIDER
      WILLIAM B. SMITH
      By
       MICHAEL D. BROWNE
       (As authorized signatory for
       Dean Witter Reynolds Inc.
       and Attorney-in-fact for the persons listed above)

                            PAINEWEBBER INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under
  the Executive Committee of the Board      the following 1933 Act File
  of Directors of PaineWebber               Number: 33-55073
  Incorporated:


      JOSEPH J. GRANO, JR.
      DONALD B. MARRON
      By
       ROBERT E. HOLLEY
       (As authorized signatory for
       PaineWebber Incorporated
       and Attorney-in-fact for the persons listed above)